Exhibit 10.84

                               SECURITY AGREEMENT
           (Accounts Receivable - General Intangibles - Chattel Paper)

This Security Agreement ("Agreement") is made this 25th day of July, 1996 between PHC, INC. a Massachusetts corporation, PHC OF RHODE ISLAND, INC. a Massachusetts Corporation, PHC OF VIRGINIA, INC. a Massachusetts Corporation and PHC OF NEVADA, a Massachusetts Corporation (jointly and severally the "Debtor"), and LINC ANTHEM CORPORATION, a Delaware corporation (the "Secured Party").


                             Preliminary Statements

A. Debtor has contemporaneously delivered to Secured Party that certain Corporate Guaranty of even date herewith (the "Guaranty") whereby Debtor has agreed to guaranty the obligations of NORTH POINT - PIONEER, INC. ("Borrower") under that certain Loan and Security Agreement of even date herewith (the "Loan Agreement") including that certain Secured Promissory Note in the principal amount of $500,000.00 made by Borrower in favor of Secured Party, as payee (the "Note").

B. Debtor desires to induce Secured Party to extend credit to the Borrower under the Note and to better secure Secured Party in respect of Debtor's performance under the Guaranty of the Loan Agreement and the Note.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

1. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement, the Note and the Guaranty.

2.      COLLATERAL.

(a) Grant of Security. To secure the prompt and complete payment, observance and performance of all of the obligations and liabilities of Debtor under the Guaranty and the payment of sums due and to become due thereunder and all other obligations and liabilities of Debtor to Secured Party (whether or not evidenced by a note or other instrument or document and whether or not for the payment of money) direct or indirect, absolute or contingent, due or to become due, now existing or hereafter and howsoever arising, including without limitation, Costs and Expenses (as defined in Section 6) in connection therewith (collectively, the "Liabilities"), Debtor hereby assigns and pledges to the Secured Party, and hereby grants to Secured Party, a security interest in all of the Debtor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located (the "Collateral"):

       Accounts. All present and future accounts, accounts receivabl and other rights of the Debtor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (collectively, "Accounts") ** **[except for any Accounts sold by Debtor to LINC Finance Corporation VIII under the terms of (i) that certain Sale and Purchase Agreement dated January 20, 1995 between PHC of Rhode Island, Inc. and LINC Finance Corporation VIII or (ii) that certain Sale and Purchase Agreement dated as of March 6, 1995 between PHC of Virginia, Inc. and LINC Finance Corporation VIII or (iii) all future Sale and Purchase Agreements as may be executed between Debtor or its affiliates and LINC Finance Corporation VIII or its successors and assigns (collectively the "Receivables Agreement") but including any right to payment Debtor may have under the Receivables Agreement with respect to any Advance Amounts and Provider Interest then due and payable by LINC Finance Corporation VIII to Debtor] and subject only to the security interest of LINC Finance Corporation VIII granted to LINC Finance Corporation VIII under the Receivables Agreement;

      General Intangibles. All rights, interests, chooses in action, causes of action, claims and all other intangible property of Debtor of every kind and nature related to or arising in connection with Accounts, in each instance whether now owned or hereafter acquired by Debtor, and however and whenever arising, including, without limitation,

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
all customer contracts, firm orders, rights under provider contracts and all other contracts and contract rights; all deposit accounts (general or special) with any bank or other financial institution, including, without limitation, any deposits or other sums at any time credited by or due to Debtor from any affiliate of Secured Party with the same rights therein as if the deposits or other sums were credited by or due from Secured Party thereunder; all rights to indemnification; and all letters of credit, guaranties, liens, security interests and other security held by or granted to Debtor; and all other intangible property, whether or not similar to the foregoing related to or arising in connection with the Accounts; and

      Chattel Paper, Instruments and Documents. All chattel paper, leases, all instruments and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and other documents of title and documents, in each instance whether now owned or hereafter acquired by Debtor relating to or arising in connection with the Accounts.

      Other Property. All money and proceeds of Accounts and insurance proceeds and books and records relating to any of the Accounts together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

(b) Debtor Remains Liable. Anything herein to the contrary notwithstanding, (i) Debtor shall remain solely liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement and any other security document executed in connection with the Guaranty or this Agreement ("Security Documents") had not been executed, (ii) the exercise by Secured Party of any of its rights hereunder or under any other Security Documents shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral and (iii) Secured Party shall not have any responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Security Documents, nor shall Secured Party be required or obligated, in any manner, to
(A) perform or fulfill any of the  obligations  or duties of Debtor  thereunder,
(B) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by Debtor or the sufficiency of any performance by any party under any such contract or agreement or (C) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

(c) Representations and Warranties Regarding Collateral. Debtor represents and warrants, as of the date of this Agreement and as of each date hereafter (except for changes permitted or contemplated by this Agreement) until termination of this Agreement:

(i) The correct name of Debtor is set forth in the first paragraph of this Agreement. The chief place of business, chief executive office of Debtor and all Collateral of Debtor is located at the address specified as the notice address for Debtor (the "Premises") and Debtor has exclusive possession and control of the Collateral. All records concerning any Accounts and all originals of all chattel paper which evidence any Account are located at the Premises and none of the Accounts is evidenced by a promissory note or other instrument except for such notes and other instruments delivered to Secured Party.

(ii) Debtor is the legal and beneficial owner of the Collateral free and clear of all liens except for liens of Secured Party.

(iii) This Agreement creates in favor of Secured Party a legal, valid an enforceable security interest in the Collateral. When financing statements have been filed in the office of the Secretary of State of Michigan and Massachusetts and the County Recorder's office or delivery of Collateral made to Secured Party, Secured Party will have a fully perfected first priority lien on, and security interest in, the Collateral in which a security interest may be perfected by filing or delivery.

(iv) No authorization, approval or other action by, and no notice to or filin with, any governmental authority that have not already been taken or made and which are in full force and effect, is required (A) for the grant by Debtor of the security interest in the Collateral granted hereby; (B) for performance of this Agreement by Debtor; or (C) for the exercise by Secured Party of any of its other rights or remedies hereunder.

(d) Perfection and Maintenanceof Security Interest and Lien. Debtor agrees that until all liabilities have been fully satisfied and the


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
        Note has been canceled, Secured Party's security interests in and liens on and against the Collateral, and all proceeds and products thereof, shall continue in full force and effect. Debtor shall perform any and all steps reasonably requested by Secured Party to perfect, maintain and protect Secured Party's security interests in and liens on and against the Collateral granted or purported to be granted hereby and by the other Security Documents or to enable Secured Party to exercise its rights and remedies hereunder and under the other Security Documents with respect to any Collateral, including, without limitation, (i) executing and filing financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to Secured Party, (ii) executing and recording mortgages, deeds of trust and other Security Documents in form and substance reasonably satisfactory to Secured Party, (iii) delivering to Secured Party all certificates, notes and other instruments (including, without limitation, all letters of credit on which Debtor is named as a beneficiary) representing or evidencing Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, including, but not limited to, note powers, all in form and substance satisfactory to Secured Party, (iv) placing notations on Debtor's books of account to disclose Secured Party's security interest therein and marking conspicuously each document, contract, chattel paper and all records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such document, contract, chattel paper or Collateral is subject to the security interest granted herein and (v) executing and delivering all further instruments and documents, and taking all further action, as Secured Party may reasonably request.

(e) Financing Statements. To the extent permitted by applicable law, Debtor hereby authorizes Secured Party to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to Secured Party under this Agreement without Debtor's signature appearing thereon and Secured Party agrees to notify Debtor when such a filing has been made. Debtor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

(f) Filing Costs. Debtor shall pay the costs of, or incidental to, all recordings or filings of all financing statements and other Security Documents.

(g) Schedule of Collateral. Debtor shall furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

(h) Accounts. Debtor covenants and agrees with Secured Party that from and after the date of this Agreement and until termination of this Agreement that:

     (i) Debtor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts, and the offices where it keeps all originals of all chattel paper which evidence Accounts, at the Premises. Debtor will hold and preserve such records (in accordance with Secured Party's usual document retention practices) and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect, copy and make abstracts from such records and chattel paper;

   (ii) Except as otherwise provided in this subsection (ii), Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Accounts. In connection with such collections, Debtor may, take (and, at the Secured Party's discretion, shall take) such action as Debtor or Secured Party may deem necessary of advisable to enforce collection of the Accounts; provided however, that Secured Party shall have the right at any time upon written notice to Secured Party of its intention to do so, to notify the account debtors or obligors under any Account of the assignment of such Account to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to, Secured Party and, upon such notification and at the expense of Debtor, to enforce collection of any such Account, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done. After receipt by Debtor of the notice from Secured Party referred to in the proviso to the preceding sentence, (A) all amounts and proceeds (including instruments) received by Debtor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either ((i)) released to Debtor so long as no 'Event of Default" (as hereinafter defined) shall have occurred and be continuing or ((ii)) if any Event of Default shall have occurred and be continuing, applied as provided herein and (B) Debtor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon;

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  (iii) In any suit,  proceeding  or action  brought by Secured  Party under any
Account comprising part of the Collateral, Debtor will save, indemnify and keep Secured Party, harmless from and against all expenses, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Debtor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from Debtor, and all such obligations of Debtor shall be and shall remain enforceable against and only against Debtor and shall not be enforceable against Secured Party;

   (iv) At Secured Party's request in the event that Debtor has Accounts with respect to which the account debtor is the United States of America or any department, agency or instrumentality thereof (all such Accounts being hereinafter referred to as "Government Receivables"), Debtor shall, with respect to such Government Receivables, promptly comply with the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727 et seq.) and any other statute or regulation governing the collection of such Government Receivables, and shall promptly deliver to Secured Party evidence of such compliance, which evidence shall be in form and substance satisfactory to Secured Party in its sole discretion;

    (v) Debtor shall keep and maintain at Debtor's own cost and expense satisfactory and complete records of Debtor's Collateral in a manner consistent with reasonable and appropriate business practices, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral. Debtor shall, for the Secured Party's further security, deliver and turn over to Secured Party or Secured Party's designated representatives at any time following the occurrence of an Event of Default and upon five (5) days' notice from Secured Party or Secured Party's designated representative, any such books and records (including, without limitation, the file cabinets in which paper records are stored and any and all computer tapes, programs and source codes relating to such Collateral in which Debtor has an interest or any part or parts thereof);

   (vi) Debtor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any lien on such Collateral, and will defend the right, title and interest of Secured Party in and to Debtor's rights to such Collateral, including, without limitation, the proceeds and products thereof, against the claims and demands of all persons or entities whatsoever;

   (vii) Debtor will not, without Secured Party's prior written consent, except in the ordinary course of business and for amounts which are not material in the aggregate, (A) grant any extension of the time of payment of any of the Collateral or compromise, compound or settle any Account for less than the full amount thereof; (B) release, wholly or partly, any person liable for the payment thereof; or (C) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business; and

  (viii) Debtor will advise Secured Party promptly, in reasonable detail, of (A) any material lien, security interest or claim made by or asserted against any or all of the Collateral, and (B) the occurrence of any other event which would have a material adverse effect on the aggregate value of such Collateral or on the security interest and liens with respect to such Collateral created hereunder or under any other Security Document.

    (i) Secured Party Appointed Attorney-in-Fact. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of the Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) following the occurrence and during the continuance of an Event of Default, to:

         (A)   obtain and adjust insurance;

         (B) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

         (C) receive, endorse and collect any drafts or other instruments documents and chattel paper, in connection with clause (A) or (B) above; and

         (D) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any

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
of the Collateral;

and (ii) at any time, to:

        (A) obtain access to records maintained for Debtor by computer services companies and other service companies or bureaus;

        (B) send requests under Debtor's or a fictitious name to Debtor's customers or account debtors for verification of Accounts; and

       (C) do all things necessary to carry out this Agreement.

(j) Secured Party May Perform. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by Debtor on demand and shall become part of the Liabilities secured hereunder.

(k) Secured Party's Duties. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall be under no obligation to take any steps necessary to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of Debtor and shall be added to the Liabilities.

3. WARRANTIES AND REPRESENTATIONS. Debtor hereby represents and warrants to Secured Party, on each date indebtedness is incurred under the Note, that:

         (a)  All of the  Collateral  is  kept as such   place(s) of business of
         the respectable Debtors.

         (b) Debtor is lawfully possessed of and has good title to the Collateral, five and clear of all liens, encumbrances, security interests and adverse claims except only for the security interest granted to Secured Party herein except as otherwise provided herein;

         (c) (i) Debtor is legally organized and validly existing, in good standing under the laws of its state of organization and is duly qualified to do business and in good standing under the laws of each jurisdiction where the nature of its business or the character of its properties makes it necessary for it to so qualify to do business; (ii) Debtor has full power and authority to execute and deliver this Security Agreement, together with all notes, leases, agreements and instruments evidencing Indebtedness, and to pay and perform its obligations thereunder; (iii) Debtor has full power and authority to own its properties and carry on its business as now being conducted;
         (iv) this Security Agreement and all documents evidencing indebtedness under the Guaranty have been duly authorized, executed and delivered by Debtor and constitute the valid, legal and binding obligations of Debtor enforceable in accordance with their terms.

         (d) (i) The execution, delivery and payment of any and all of the documents and instruments evidencing indebtedness under the Guaranty and the entering into by Debtor of this Security Agreement and the performance of its obligations hereunder will not violate or conflict with any of the provisions of the Certificate of Incorporation or By-Laws of Debtor (or Debtor's Articles of Partnership, if applicable) and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge, security interest, or other encumbrance in or upon any of Debtor's property or assets (except for the security interest created hereby) pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement, or any other instrument to which Debtor is a party or by or under which it may be bound; (ii) no approval is required from any public regulatory body nor from any parent, subsidiary or affiliate of Debtor or from any other person, firm or corporation with respect to the execution, delivery and payment upon any documents evidencing Indebtedness, the entering into of this Security Agreement, and the performance by Debtor of its obligations hereunder; (iii) there are no suits or proceedings pending, or to the knowledge of Debtor threatened, in any court or before any

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

regulatory commission, board or other administrative governmental agency against or affecting Debtor which will have a material adverse effect on the financial condition or business of Debtor.

4.   COVENANTS.

(a) Financial Information: On or prior to the tenth day of each month, Debtor shall deliver to Secured Party:

     (i) a schedule of all Accounts created or acquired by Debtor during the preceding month together with an aged trial balance of Accounts (an "Accounts Trial Balance") for Debtor, indicating which Accounts are 1 to 30, 31 to 60, 61 to 90, 91 to 120 and 120 or more days past the origina invoice date and, if requested by Secured Party, listing the names and addresses of all account debtors;

     (ii) an accounts pyable aging, showing which accounts payable are 10 to 30, 31 to 60, 61 to 90 and 91 days or more past due; and

     (iii) interim financial statements, consisting of balance sheets, income statements, cash flow statements for such month and for the period from the beginning of the then current fiscal year to the end of such month.

(b) Distributions: From and after Secured Party gives notice to Debtor to do so, Debtor shall not:

      (i) make any distribution of dividends or the equivalent (including repurchases of interests in Debtor from any holder thereof); or

      (ii) pay any management fees to any affiliate of Debtor.

5. TERM OF AGREEMENT. This Agreement shall become effective as provided herein, and shall remain in effect until such time as all of the Liabilities shall have been fully performed and paid in full and the Guaranty shall have been canceled.

6. SECURED PARTY'S EXPENSES. Debtor shall reimburse the Secured Party for all fees, costs and expenses (including, but not limited to, attorneys' fees, costs and expenses) incurred by the Secured Party, in connection with this Agreement including, but not limited to, such fees, costs and expenses incurred in connection with the implementation, administration and enforcement of this Agreement and the other agreements, documents and instruments referred to herein or contemplated hereby and the auditing, appraising, evaluating or otherwise monitoring the Collateral or other credit support for the Liabilities (all such costs and expenses, "Cost and Expenses").

7.     DEFAULT; REMEDIES.

(a) Events of Default. Any one of the following acts shall constitute an "Event of Default" under this Agreement:

      (i)  Failure by the Debtor to pay any of the Liabilities when due.

      (ii) Any representation or warranty now or hereafter made by the Debtor herein or by the Debtor in connection with this Agreement shall prove to have been incorrect in any material respect when made.

     (iii) Failure by the Debtor to perform or observe any covenant, condition or agreement contained in this Agreement.

     (b) Remedies. If any Event of Default occurs, in addition to all other remedies Secured Party may have at law or in equity, Secured Party may (i) declare all Liabilities to be forthwith due and payable, whereupon the Liabilities shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Debtor, and (ii) exercise all or any of the rights of a secured party under the Uniform Commercial Code in the State where the Collateral is located or other applicable laws and any other rights and remedies available to Secured Party, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted

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
by law; provided, however, that if an Event of Default involving the bankruptcy of the Debtor shall exist or occur, all of the Liabilities shall automatically, without notice of any kind, be immediately due and payable and Secured Party shall be entitled to reclaim the Collateral.

(c) Entry Upon Premises. Upon the occurrence of an Event of Default, (i) Secured Party shall have the right to enter upon the premises of the Debtor where the Collateral is located (or is believed to be located) without any obligation to pay rent to the Debtor, or any other place or places where the Collateral is believed to be located and kept, and render the Collateral unusable or remove the Collateral therefrom, in order effectively to collect or liquidate the Collateral, or (ii) Secured Party may require the Debtor to assemble the Collateral and make it available to Secured Party at a place reasonably convenient to Secured Party or (iii) some combination thereof.

(d) Sale or Other Disposition of Collateral by Secured Party. Any notice required to be given by Secured Party of a sale, lease or other disposition or other intended action by Secured Party with respect to any of the Collateral, at least three (3) business days prior to such proposed action shall constitute fair and reasonable notice to the Debtor of any such action. If the Secured Party chooses to dispose of the Collateral, it shall dispose of the Collateral in a commercially reasonable manner. Any sale of the Collateral conducted in conformity with the reasonable commercial practices of banks, insurance companies, commercial finance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. The net proceeds realized by Secured Party upon any such sale or other disposition, after deduction for the expense of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party in connection therewith, shall be applied toward satisfaction of the Liabilities. Secured Party shall account to Debtor for any surplus realized upon such sale or other disposition, and Debtor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect Secured Party's security interest in the Collateral until the Liabilities are fully paid. Debtor agrees that Secured Party has no obligation to preserve rights to the Collateral against any other parties.

8. AMENDMENTS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Secured Party and Debtor, and no termination or waiver of any provision of this Agreement, or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Secured Party. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand upon Debtor or any guarantor of the obligations of Debtor in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

9. NO WAIVER. Secured Party's failure, at any time or times hereafter, to require strict performance by Debtor of any provision or term of this Agreement shall not waive, affect or diminish any right of Secured Party thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Secured Party of an Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Debtor contained in this Agreement, and no Event of Default shall be deemed to have been suspended or waived by Secured Party, unless such suspension or waiver is (a) in writing and signed by Secured Party, and (b) delivered to Debtor.

10. SOLE BENEFIT OF PARTIES. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or interest under or because of the existence of this Agreement.

11. LIMITATION ON RELATIONSHIP BETWEEN PARTIES. The relationship of Secured Party on the one hand, and Debtor, on the other hand, has been and shall continue to be, at all times, that of lessor and lessee and, to the extent monies are owed to Secured Party by Debtor, creditor and debtor. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection therewith or in the Guaranty, the Loan Agreement, the Note or any of the other documents shall be deemed or construed to create a fiduciary relationship between the parties. 12. NO ASSIGNMENT. This Agreement shall not be assignable by Debtor without the written consent of Secured Party. Secured Party may assign to one or more persons all or any part of, or any participation interest in, the Secured Party's rights and benefits hereunder.


G:\LAW\LAC\2924.PHC

13. SECTION TITLES. The section and subsection titles contained in this Agreement are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between Debtor and Secured Party. 14. NOTICES. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (a) four (4) days after deposit in the United States mails, with proper postage prepaid, (b) when sent after receipt of confirmation or answerback if sent by telecopy, telex or other similar facsimile transmission, (c) one (1) business day after deposited with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent, to the address or number indicated below:

(a) If to Secured Party:                LINC ANTHEM CORPORATION
                                        303 East Wacker Drive
                                        Chicago, Illinois 60601

                      Attention:Vice President - Operations

               Telecopy:                (312) 938-4290
               Confirmation:            (312) 946-1000

               (b) If to Debtor:    __________________________________________
                                    ==========================================
                    Attention: ______________________________


                Telecopy:            _________________________________________
                Confirmation:        __________________________________________


15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

16. GOVERNING LAW. SECURED PARTY AND DEBTOR EACH HEREBY AGREE THAT ALL DISPUTES AMONG OR BETWEEN THEM, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG OR BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND NOT THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF ILLINOIS.

17. WAIVER OF JURY TRIAL. EACH OF DEBTOR AND SECURED PARTY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN DEBTOR AND SECURED PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT INSTEAD, ANY DISPUTES RESOLVED IN COURT WELL BE RESOLVED IN A BENCH WITHOUT A JURY.

18. WAIVER OF BOND. DEBTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF SECURED PARTY IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SECURED PARTY OR TO ENFORCE THIS AGREEMENT BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION.


G:\LAW\LAC\2924.PHC

IN WITNESS WHEREOF, this Agreement has been duly executed as of this 25th day of July, 1996.

PHC, INC.
(Debtor)
By:  _______________________________
Authorized Signature
Name:  ____________________________
Title:  _____________________________

PHC OF RHODE ISLAND, INC.
(Debtor)
By:  _______________________________
Authorized Signature
Name:  ____________________________
Title:  _____________________________

PHC OF VIRGINIA, INC.
(Debtor)
By:  ______________________________
Authorized Signature
Name:  ___________________________
Title:  ____________________________


PHC OF NEVADA, INC.
(Debtor)
By:  _____________________________
Authorized Signature
Name:  __________________________
Title:  ___________________________


Acknowledged by:
LINC ANTHEM CORPORATION
(Secured Party)
By:  _____________________________
Authorized Signature
Name:  __________________________
Title:  ___________________________


G:\LAW\LAC\2924.PHC

Exhibit 10.85
                               CUSTODIAL AGREEMENT

This agreement made this 25th day of July 1996, by and between LINC ANTHEM CORPORATION, a Delaware corporation with its principal place of business at 303 East Wacher Drive, Chicago, Illinois 60601 (hereinafter called "LIC"), PHC, INC., a Massachusetts corporation with its principal office at 200 Lake Street, Peabody, Massachusetts 01960 (hereinafter called "PHC"), and Choate Hall &
Stewart, a law firm having its office at Exchange Place, 53 State, Street, Boston, MA 02109 (hereinafter called the "Custodian").

                                   Witnesseth:

Whereas, LINC and PHC have entered into a Stock Pledge Agreement ("Pledge Agreement") dated June 1996 whereby PHC has pledged all of its right title and interest in all of the stock held by PHC in its wholly owned subsidiary North Point - Pioneer, Inc. (the "Stock ") in accordance with the requirements of that certain Loan and Security Agreement dated __________, 1996 (the "Loan Agreement"), and

Whereas, under the terms of the Pledge agreement, LIC is entitled to hold physical possession of the stock certificates evidencing the Stock pledged to LINC (the "Stock Certificates:);

Whereas, LINC and PHC have agreed that physical possession of the Stock Certificates may be held by the Custodian for administrative convenience of both LINC and PHC.

Now, Therefore, in consideration of the premises and the mutual undertakings herein, and the aforesaid Agreement between LINC and PHC, it is hereby agreed. as follows:

1. The Stock Certificates shall be promptly delivered to the Custodian who is hereby retained by PHC as its agent for the purpose of holding said Stock Certificates in trust solely for the benefit of PHC and LINC and for the purpose hereinafter set forth.

2. The Custodian is hereby directed and agrees to keep the Stock Certificates at all times in its exclusive control and custody , in trust for and subject to the direction of LINC, in a secure space in the ustodian's office set aside specifically for that purpose, to which a duly appointed representative of Custodian approved by PHC alone shall have access, and said representative shall: (a) deliver the Stock Certificates only upon written request of LINC pursuant to the terms of the Pledge Agreement; (b) upon the termination of Custodian's employment hereunder and the appointment of a successor for Custodian hereunder, immediately deliver Stock Certificates, when so directed by LINC and PHC, to such successor or to such other person or concern as PHC may designate, subject to the same terms hereof; and (c) make such other lawful disposition of the Stock Certificates as PHC and LINC may expressly direct.

3. The Custodian agrees without cost or charge to PHC to provide a suitable safe space at its office for the safekeeping of such Stock Certificates, and agrees that such space and the said Stock Certificates shall be in the sole and exclusive custody and control of the Custodian. PHC further agrees to reimburs the Custodian for all proper and reasonable expenses which the Custodian may incur in carrying out the terms oF this Agreement, such expenses to be separately negotiated between Custodian and PHC and not be a part of this Agreement.

4. PHC shall at any time have full and unconditional right and power to discharge the Custodian and to appoint a successor for him to act hereunder. The Custodian accepts all of the provisions hereinabove contained.

5. LINC shall deliver a notice of termination of this Agreement and release of the Stock Certificates collaterally assigned to LINC to the Custodian and PHC upon the satisfaction of all the obligations of PHC under the Pledge Agreement.

6. When the Stock Certificate is delivered to the Custodian, it shall be maintained by the Custodian in an envelope in the corporate books and records of PHC marked as follows:

          "Property of LINC ANTHEM CORPORATION pursuant to Stock Pledge
           Agreement dated ___________, 1996 between PHC, INC. and LINC ANTHEM CORPORATION"

7. In the event that it is necessary for LINC and PHC to have possession of the Stock Certificates in order to pursue, prove or protect their respective interests or claims, LINC or PHC shall be permitted access to and possession of the Stock Certificates to the extent necessary to pursue, prove and protect such interests upon written request.

8. It is agreed and understood that PHC is solely responsible for any mistake, error or omission of PHC or the Custodian in the handling, release, delivery or redelivery of the Stock Certificates while in the possession and control of Custodian or PHC. It is agreed and understood that LINC is solely responsible for any mistake, error or omission of LINC in the handling, release, delivery or redelivery of the Stock Certificates while it is in the actual possession and control of LINC.

In witness whereof, the parties have executed this Agreement as of the date first stated above.


PHC, INC.                                     CHOATE HALL & STEWART
                                              Custodian

By:  ___________________________              By:  __________________________
Name:                                         Name:

Title:   __________________________           Title:  ________________________


LINC ANTHEM CORPORATION


By:  ___________________________

Title:  __________________________:



G.:\LAW\LAC\PHC\CUSTION\ACT

July ______, 1996

LINC Finance Corporation VIII
303 East Wacker Drive,
Chicago, IL 60601

LINC Financial Services, Inc.
303 East Wacker Drive,
Chicago, IL 60601
Re: LETTER OF DIRECTION FOR SALE AND PURCHASE AGREEMENTS
Ladies and Gentlemen:

     This letter will set forth the irrevocable instruction being issued by PHC, Inc. and its affiliates PHC of Rhode Island, Inc. and PHC of Virginia, Inc. who are parties to a Sale and Purchase Agreement (the "Agreement") among LINC Financial Services, Inc. (the "Administrative Agent"), LINC Finance Corporation VIII ("LFC") under either (i) that certain Sale and Purchase Agreement dated as of January 20, 1995 between PHC of Rhode Island, Inc. and LINC FINANCE CORPORATION VIII or (ii) that certain Sale and Purchase Agreement dated as of March 6, 1995 between PHC of Virginia, Inc. and LINC FINANCE CORPORATION VIII
(iii) all future Sale and Purchase Agreements as may be executed between Debtor or its affiliates and LINC Finance Corporation VIII or its successors and assigns. Each of the signatories hereto are referred to in each applicable Agreement as the "Provider" under which the Provider will sell certain health care receivables to LFC and the terms under which LFC will purchase such receivables. Except as otherwise expressly defined herein all capitalized terms shall have the same meanings as set forth in the Agreement.

     PHC, Inc., PHC of Rhode Island, Inc., PHC of Virginia, Inc. and PHC of Nevada, Inc., has each entered into that certain Corporate Guaranty dated July _____, 1996 in favor of LINC Anthem Corporation and has granted LINC Anthem Corporation a security interest in all accounts receivable now or hereafter acquired by PHC, Inc., PHC of Rhode Island, Inc. and PHC of Virginia, Inc. In connection therewith each of the undersigned hereby agrees that upon written notice of a default in the payment or performance of PHC, Inc., PHC of Rhode Island, Inc., PHC of Virginia, Inc. or PHC of Nevada, Inc., under the Corporate Guaranty through a letter issued by LINC Anthem Corporation (the "Default Notice") to each or all of the undersigned setting forth the aggregate amount then due under the Corporate Guaranty to LINC Anthem Corporation, the undersigned hereby agree that LINC Finance Corporation VIII may withhold an amount equal to the aggregate amount set forth in the Default Notice from any Advance Amount or any Provider Interest then or thereafter payable by LINC Finance Corporation VIII to each or all of the undersigned and to remit such amounts to LINC Anthem Corporation or to its designee as directed in the Default Notice.

     Amounts to be withheld from the undersigned shall be pro-rated among the Providers on each Purchase Date. In the event that there is insufficient sums available to be withheld on any Purchase Date to satisfy the amounts set forth in the Default Notice, then LINC Finance Corporation VIII is hereby authorized to continue to withhold and remit sums to LINC Anthem Corporation on each subsequent Purchase Date until the full amount due LINC Anthem Corporation as set forth in the Default Notice has been paid in full or until LINC Anthem Corporation instructs LINC Finance Corporation VIII to cease making such remittances. Notwithstanding the foregoing it is understood that the maximum amount of any Advance Amount to be withheld from any one Provider shall not exceed 10% of the Advance Amount payable for any Batch on any Purchase Date and shall not exceed 50% of any Provider Interest payable on any remittance date. It is further understood that to the extent any Advance Amount or Provider Interest is payable directly to PHC, Inc. then up to 100% of such amounts shall be withheld and remitted to LINC Anthem Corporation in accordance with the Default Notice before any amounts are withheld from any other Provider.

     This Direction may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute but one and the same instrument.

     PHC, INC.

     By:  __________________________
     Name: ________________________
     Title:   ________________________
     Date:   ________________________

     PHC OF RHODE ISLAND, INC.

     By:  __________________________
     Name: ________________________
     Title:   ________________________
     Date:   ________________________


     PHC OF VIRGINIA, INC.

     By:  __________________________
     Name: ________________________
     Title:   ________________________
     Date:   ________________________

     PHC OF NEVADA, INC.

     By:  __________________________
     Name: ________________________
     Title:   ________________________
     Date:   ________________________

     Accepted by:
     LINC ANTHEM CORPORATION
     By:  __________________________
     Name: ________________________
     Title:   ________________________
     Date:   ________________________


Receipt of this Direction issued by the related Provider to the applicable Sale and Purchase Agreement is hereby accepted and acknowledged to by:

     LINC FINANCE CORPORATION VIII


     By:  __________________________
     Name: ________________________
     Title:   ________________________
     Date:   ________________________


     LINC FINANCIAL SERVICES, INC.
     By:  __________________________
     Name: ________________________
     Title:   ________________________
     Date:   ________________________

Exhibit 10.86
                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (this 'Agreement") is made July 25, 1996, by and between NORTH POINT - PIONEER, INC., a Massachusetts corporation, with its principal place of business at 200 Lake Street, Peabody, Massachusetts 01960 ("Debtor') and LINC ANTHEM CORPORATION, a Delaware corporation, located at 303 East Wacker Drive, Chicago, IL 60601 ("Secured Party").

                                   WITNESSETH:

     WHEREAS, Secured Party wishes to make and Debtor wishes to receive loans (hereinafter individually and collectively referred to as the 'Loan') evidenced by one or more of Debtor's Promissory Notes delivered in connection herewith from time to time (hereinafter individually referred to as the "Note' and collectively referred to as the "Notes"); and

     WHEREAS, the Note and all principal thereof and interest thereon and all additional amounts and other sums at any time due and owing from or required to be paid by Debtor under the terms of each Note and this Agreement are hereinafter sometimes referred to as the 'Indebtedness'; and

     WHEREAS, in exchange for receiving the Loan Debtor will grant to Secured Party a security interest in the tangible and intangible assets of Debtor and all proceeds thereof; and

     WHEREAS, all of the requirements of law have been fully complied with and all other acts and things necessary to make this Agreement a valid, binding and legal instrument for the security of each Note have been done and performed;

     NOW, THEREFORE, in consideration of the covenants and conditions stated in this Agreement, the parties agree as follows:

     1. The Loan; Assignment; Security Interest.

     1.01 Loan Amount. Subject to the terms and conditions of this Agreement, Secured Party agrees to make a Loan to Debtor in the aggregate principal amount of $500,000.00 ("Loan") on or before July _, 1996 with an interest rate of 10.75 % per annum. The proceeds of the Loan shall be directed by Secured Party to those persons identified by Debtor in writing at the time the Loan is made.

     1.02 The Note. Each Note shall: (a) be dated the date on which the Loan is made; (b) be in a principal amount which, when taken together with all other Notes execute in connection herewith collectively equals the amount of the Loan;
(c) bear interest on the unpaid principal amount thereof at the Discount Rate; and (d) be transferable by the holder thereof. The form of the Note is attached as Exhibit A.

     1.03 Loan Deliveries. In connection with the initial Loan, Debtor shall deliver or cause to be delivered to Secured Party the following documents, certificates, opinions of counsel, and agreements, in form and substance satisfactory to Secured Party:

     (a) A certified copy of the Articles of Incorporation and By Laws of Debtor as amended and restated through the date of the initial loan;

     (b) Certificates of authority and incumbency to enter into this transaction in a form acceptable to Secured Party ;

     (c) Opinion of Debtor's counsel in a form acceptable to Secured Party;

     (d) A Corporate Guaranty issued by PHC, of Rhode Island, Inc., PHC of Virginia, and PHC of Nevada, Inc., in favor of Secured Party in a form acceptable to Secured Party ("Corporate Guaranty");

     (e) A Security Agreement issued by PHC, Inc., PHC of Rhode Island, Inc., PHC of Virginia, Inc. and PHC of Nevada, Inc., in favor of Secured Party in form acceptable to Secured Party

G|\law\lac\phc\loandoc  7/16/96
granting Secured Party a continuing valid and enforceable perfected security interest and collateral assignment of (i) all accounts receivables and related rights of PHC, Inc. now owned or hereafter created by PHC, Inc., PHC of Rhode Island, Inc., PHC of Virginia, Inc. and PHC of Nevada, Inc., ('PHC Security Agreement') except for any accounts receivable sold to and purchased by LINC Finance Corporation VIII under either (a) that certain Sale and Purchase Agreement dated as of January 20, 1995 between PHC of Rhode Island, Inc. and LINC FINANCE CORPORATION VIII or (b) that certain Sale and Purchase Agreement dated as of March 6, 1995 between PHC of Virginia, Inc. and LINC FINANCE
CORPORATION  VIII or (c) any  subsequent  Sale and  Purchase  Agreement  between
Debtor and LINC Finance Corporation VIII or its successors and assigns (collectively, the "Receivables Agreement") and subject only to the security interest of LINC Finance Corporation VIII granted to LINC Finance Corporation VIII under the Receivables Agreement; & (ii) all other assets of PHC, Inc. including, equipment, chattel paper, documents, instruments, general intangibles and other property of PHC, Inc. whether now owned or hereafter acquired and all products and proceeds thereof subject to no other interests.

     (f) UCC-1 financing statements naming the Debtor as debtor and Secured Party as secured party, executed by Debtor for filing by Secured Party for acknowledgment by the appropriate recording offices where the collateral, as hereafter defined, is located;

     (g) UCC-1 flanking statements naming the PHC, Inc. as debtor and Secured Party as secured party, executed by PHC, Inc. for filing by Secured Party for acknowledgment by the appropriate recording offices where the collateral under the PHC Security Agreement is located;

     (h) UCC-1 financing statements naming the PHC of Rhode Island, Inc. as debtor and Secured Party as secured party, executed by PHC of Rhode Island, Inc. for filing by Secured Party for acknowledgment by the appropriate recording offices where the collateral under the PHC Security Agreement is located;

     (i) UCC-1 financing statements naming the PHC of Virginia, Inc. as debtor and Secured Party as secured party, executed by PHC of Virginia, Inc. for filing by Secured Party for acknowledgment by the appropriate recording offices where the collateral under the PHC Security Agreement is located; and

     0) UCC-1 financing statements naming the PHC of Nevada, Inc. as debtor and Secured Party as secured party, executed by PHC of Nevada, Inc. for filing by Secured Party for acknowledgment by the appropriate recording offices where the collateral under the PHC Security Agreement is located; and

     (k) Such other instruments and documents as required by Secured Party including a direction to LINC Finance Corporation VIII to remit sums otherwise payable to PHC, Inc., PHC of Rhode Island, Inc. and PHC of Virginia, Inc. under the Receivables Agreement to Lender upon the occurrence of certain events.

     (1) A Stock Pledge and Security Agreement

     (m) Stock Power Agreement

     (n) Custodial Agreement

1. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Note

2. COLLATERAL.

G|\law\lac\phc\loandoc  7/16/96

     (a) Grant of Security. To secure the prompt and complete payment, observance and performance of all of the obligations and liabilities of Debtor under the Note and the payment of sums due and to become due thereunder and all other obligations and liabilities of Debtor to Secured Party (whether or not evidenced by a note or other instrument or document and whether or not for the payment of money) direct or indirect, absolute or contingent, due or to become due, now existing or hereafter and howsoever arising, including without limitation, Costs and Expenses (as defined in Section 6) in connection therewith (collectively, the "Liabilities"), Debtor hereby assigns and pledges to the Secured Party, and hereby grants to Secured Party, a security interest in all of the Debtor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located (the "Collateral'):

     Accounts. All present and future accounts, accounts receivable and other rights of the Debtor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (collectively, "Accounts");

     Equipment. All machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles and all other goods of every type and description (other than inventory), in each instance whether now owned or hereafter acquired by Debtor and located at the Debtor's Location (collectively, "Equipment");

     General Intangibles. All rights, interests, chooses in action, causes of action, claims and all other intangible property of Debtor of every kind and nature related to or arising in connection with Accounts, or Equipment, in each instance whether now owned or hereafter acquired by Debtor, and however and whenever arising, including, without limitation, all customer contracts, firm orders, rights under provider contracts and all other contracts and contract rights; all deposit accounts (general or special) with any bank or other financial institution, including, without limitation, any deposits or other sums at any time credited by or due to Debtor from any affiliate of Secured Party with the same rights therein as if the deposits or other sums were credited by or due from Secured Party thereunder; all rights to indemnification; and all letters of credit, guaranties, liens, security interests and other security held by or granted to Debtor; and all other intangible property, whether or not similar to the foregoing related to or arising in connection with the Accounts or Equipment; and

     Chattel Paper, Instruments and Documents. All chattel paper, leases, all instruments and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and other documents of title and documents, in each instance whether now owned or hereafter acquired by Debtor relating to or arising in connection with the Accounts or Equipment.

     Other Property. All other tangible and intangible real and personal property now or hereafter acquired by Debtor including all money and proceeds of Accounts and Equipment and insurance proceeds and books and records relating to any of the Accounts and Equipment; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

(b) Debtor Remains Liable. Anything herein to the contrary notwithstanding, (i Debtor shall remain solely liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement and any other security document executed in connection with the Note or this Agreement ("Security Documents") had not been executed, (ii) the exercise by Secured Party of any of its rights hereunder or under any other Security Documents shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral and (iii) Secured Party shall not have any responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Security Documents, nor shall Secured Party be required or obligated, in any manner, to
(A) perform or fulfill any of the  obligations  or duties of Debtor  thereunder,
(B) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by Debtor or the sufficiency of any performance by any party under any such contract or agreement or (C) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

(c) Representations and Warranties Regarding Collateral. Debtor represents and warrants, as of the date of this

G|\law\lac\phc\loandoc 7/16/96

Agreement and as of each date hereafter (except for changes permitted or contemplated by this Agreement) until termination of this Agreement:

     (i) The correct name of Debtor is set forth in the first paragraph o this Agreement. The chief plac e of business, chief executive office of Debtor and all Inventory and Equipment of Debtor is located at the address specified as the notice address for Debtor (the "Premises") and Debtor has exclusive possession and control of the Equipment and Inventory. All records concerning any Accounts and all originals of all chattel paper which evidence any Account are located at the Premises and none of the Accounts is evidenced by a promissory note or other instrument except for such notes and other instruments delivered to Secured Party.

     (ii) Debtor is the legal and beneficial owner of the Collateral free and clear of all liens except for liens o Secured arty. Debtor currently conducts business under the name: NORTH POINT - PIONEER, INC..

    (iii) This Agreement creates in favor of Secured Party a legal, valid and enforceable security interest in the Collateral. When flanking statements have been filed in the office of the Secretary of States of Massachusetts and Nevada or delivery of Collateral made to Secured Party, Secured Party will have a fully perfected first priority lien on, and security interest in, the Collateral in which a security interest may be perfected by filing or delivery.

    (iv) No authorization approval or other action by, and no notice to or filing with, any governmental authorit y that have not already been taken or made and which are in full force and effect, is required (A) for the grant by Debtor of the security interest in the Collateral granted hereby; (B) for performance of this Agreement by Debtor; or (C) for the exercise by Secured Party of any of its other rights or remedies hereunder.

(d) Perfection and Maintenance of Security Interest and Lien. Debtor agrees that until all liabilities have been fully satisfied and the Note has been canceled, Secured Party's security interests in and liens on and against the Collateral, and all proceeds and products thereof, shall continue in full force and effect. Debtor shall perform any and all steps reasonably requested by Secured Party to perfect, maintain and protect Secured Party's security interests in and liens on and against the Collateral granted or purported to be granted hereby and by the other Security Documents or to enable Secured Party to exercise its rights and remedies hereunder and under the other Security Documents with respect to any Collateral, including, without limitation, (i) executing and filing flanking or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to Secured Party, (ii) executing and recording mortgages, deeds of trust and other Security Documents in form and substance reasonably satisfactory to Secured Party, (iii) delivering to Secured Party all certificates, notes and other instruments (including, without limitation, all letters of credit on which Debtor is named as a beneficiary) representing or evidencing Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, including, but not limited to, note powers, all in form and substance satisfactory to Secured Party, (iv) placing notations on Debtor's books of account to disclose Secured Party's security interest therein and marking conspicuously each document, contract, chattel paper and all records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such document, contract, chattel paper or Collateral is subject to the security interest granted herein and (v) executing and delivering all further instruments and documents, and taking all further action, as Secured Party may reasonably request.

(e) Financing Statements. To the extent permitted by applicable law, Debtor hereby authorizes Secured Party to file one or more flanking or continuation statements and amendments thereto, disclosing the security interest granted to Secured Party under this Agreement without Debtor's signature appearing thereon and Secured Party agrees to notify Debtor when such a filing has been made. Debtor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

(f) Filing Costs. Debtor shall pay the costs of, or incidental to, all recordings or filings of all financing statements and other Security Documents.

(g) Schedule of Collateral. Debtor shall furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

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
(h) Equipment and Inventory. Debtor covenants and agrees with lessor that from and after the date of this Agreement and until termination of this Agreement Debtor shall:

     (i) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) on the Premises;

     (ii) Maintain or cause to be maintained in good repair, working order an condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end.

     (i) Accounts. Debtor covenants and agrees with Secured Party that from and after the date of this Agreement and until termination of this Agreement that:

     (i) Debtor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts, and the offices where it keeps all originals of all chattel paper which evidence Accounts, at the Premises. Debtor will hold and preserve such records (in accordance with Secured Party's usual document retention practices) and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect, copy and make abstracts from such records and chattel paper;

     (ii) Except as otherwise provided in this subsection (ii), Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Accounts. In connection with such collections, Debtor may, take (and, at the Secured Party's discretion, shall take) such action as Debtor or Secured Party may deem necessary of advisable to enforce collection of the Accounts; provided however, that Secured Party shall have the right at any time upon written notice to Secured Party of its intention to do so, to notify the account debtors or obligors under any Account of the assignment of such Account to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor, to enforce collection of any such Account, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done. After receipt by Debtor of the notice from Secured Party referred to in the provision to the preceding sentence, (A) all amounts and proceeds (including instruments) received by Debtor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either ((i)) released to Debtor so long as no "Event of Default" (as hereinafter defined) shall have occurred and be continuing or ((ii)) if any Event of Default shall have occurred and be continuing, applied as provided herein and (B) Debtor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon;

     (iii) In any suit, proceeding or action brought by Secured Party under any Account comprising part of the Collateral, Debtor will save, indemnify and keep Secured Party, harmless from and against all expenses, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Debtor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from Debtor, and all such obligations of Debtor shall be and shall remain enforceable against and only against Debtor and shall not be enforceable against Secured Party;

    (iv) At Secured Party's request in the event that Debtor has Accounts with respect to which the account debtor is the United States of America or any department, agency or instrumentality thereof (all such Accounts being hereinafter referred to as ("Government Receivables"), Debtor shall, with respect to such Government Receivables, promptly comply with the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727 et seq.) and any other statute or regulation governing the collection of such Government Receivables, and shall promptly deliver to Secured Party evidence of such compliance, which evidence shall be in form and substance satisfactory to Secured Party in its sole discretion;

    (v) Debtor shall keep and maintai at Debtor's o wn cost and expense satisfactory and complete records of Debtor's Collateral in a manner consistent with reasonable and appropriate business practices, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral. Debtor shall, for the

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
Secured Party's further security, deliver and turn over to Secured Party or Secured Party's designated representatives at any time following the occurrence of an Event of Default and upon five (5) days' notice from Secured Party or Secured Party's designated representative, any such books and records (including, without limitation, the file cabinets in which paper records are stored and any and all computer tapes, programs and source codes relating to such Collateral in which Debtor has an interest or any part or parts thereof);

    (vi) Debtor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any lien on such Collateral, and will defend the right, title and interest of Secured Party in and to Debtor's rights to such Collateral, including, without limitation, the proceeds and products thereof, against the claims and demands of all persons or entities whatsoever;

   (vii) Debtor will not, without Secured Party's prior written consent, except in the ordinary course of business and for amounts which are not material in the aggregate, (A) grant any extension of the time of payment of any of the Collateral or compromise, compound or settle any Account for less than the full amount thereof, (B) release, wholly or partly, any person liable for the payment thereof; or (C) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business; and

  (viii) Debtor will advise Secured Party promptly, in reasonable detail, of (A) any material lien, security interest or claim made by or asserted against any or all of the Collateral, and (B) the occurrence of any other event which would have a material adverse effect on the aggregate value of such Collateral or on the security interest and liens with respect to such Collateral created hereunder or under any other Security Document.

0) Secured Party Appointed Attorney-in-Fact. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of the Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) following the occurrence and during the continuance of an Event of Default, to:

     (A)   obtain and adjust insurance;

     (B) ask, demand, collect, sue for, recover, compromise, receive an give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (C) receive, endors and collect any drafts or other instruments, documents and chattel paper, in connection with clause (A) or (B) above; and

     (D) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

and (ii) at any time, to:

     (A) obtain access to records maintained for Debtor by computer services companies and other service companies or bureaus;

     (B) send requests under Debtor's or a fictitious name to Debtor's customers or account debtors for verification of Accounts; and

     (C) do all things necessary to carry out this Agreement.

(k) Secured Party May Perform. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by Debtor on demand and shall become part of the Liabilities secured hereunder.

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
(1) Secured Party's Duties. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall be under no obligation to take any steps necessary to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of Debtor and shall be added to the Liabilities.

3 . WARRANTIES AND REPRESENTATIONS. Debtor hereby represents and warrants to Secured Party, on each date indebtedness is incurred under the Note, that:

     (a) Debtor's principal place of business is that shown at the beginning of this Security Agreement. All of the Collateral is kept as such place(s) of business

     (b) Debtor is lawfully possessed of and has good title to the Collateral, free and clear of all liens, encumbrances, security interests and adverse claims except only for the security interest granted to Secured Party herein except as otherwise provided herein;

     (c) (i) Debtor is legally organized and validly existing, in good standing under the laws of its state of organization and is duly qualified to do business and in good standing under the laws of each jurisdiction where the nature of its business or the character of its properties makes it necessary for it to so qualify to do business; (ii) Debtor has full power and authority to execute and deliver this Security Agreement, together with all notes, leases, agreements and instruments evidencing Indebtedness, and to pay and perform its obligations thereunder; (iii) Debtor has full power and authority to own its properties and carry on its business as now being conducted; (iv) this Security Agreement and all documents evidencing indebtedness under the Note have been duly authorized, executed and delivered by Debtor and constitute the valid, legal and binding obligations of Debtor enforceable in accordance with their terms.

     (d) (i) The execution, delivery and paymentof any and all of the documents and instruments evidencing indebtedness under the Note and the entering into by Debtor of this Security Agreement and the performance of its obligations hereunder will not violate or conflict with any of the provisions of the Certificate of Incorporation or By-Laws of Debtor (or Debtor's Articles of Partnership, if applicable) and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge, security interest, or other encumbrance in or upon any of Debtor's property or assets (except for the security interest created hereby) pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement, or any other instrument to which Debtor is a party or by or under which it may be bound; (ii) no approval is required from any public regulatory body nor from any parent, subsidiary or affiliate of Debtor or from any other person, firm or corporation with respect to the execution, delivery and payment upon any documents evidencing Indebtedness, the entering into of this Security Agreement, and the performance by Debtor of its obligations hereunder; (iii) there are no suits or proceedings pending, or to the knowledge of Debtor threatened, in any court or before any regulatory commission, board or other administrative governmental agency against or affecting Debtor which will have a material adverse effect on the financial condition or business of Debtor.


4.   COVENANTS.

(a) Financial Information: On or prior to the tenth day of each month, Debtor shall deliver to Secured Party:

     (i) a schedule of all Accounts created or acquired by Debtor during the preceding month together with an aged trial balance of Accounts (an "Accounts Trial Balance") for Debtor, indicating which Accounts are 1 to 30, 31 to 60, 61 to 90, 91 to 120 and 120 or more days past the original invoice date and, if requested by Secured Party, listing the names and addresses of all account debtors;

     (ii) an accounts payable aging, showing which accounts payable are 10 to 30, 31 to 60, 61 to 90 and 91 days

G|\law\lac\phc\loandoc   7/16/96
or more past due; and

     (iii) interim financial statements, consisting of balance sheets, income statements, cash flow statements for such month and for the period from the beginning of the then current fiscal year to the end of such month.

(b) Distributions: From and after Secured Party gives notice to Debtor to do so, Debtor shall not:

     (i) make  any  distribution   of dividends  or  the  equivalent  (including
repurchases of interests in Debtor from any holder thereof); or

   (iii) pay any management fees to any affiliate of Debtor.

5. TERM OF AGREEMENT. This Agreement shall become effective as provided herein, and shall remain in effect until such time as all of the Liabilities shall have been fully performed and paid in full and the Note shall have been canceled.

6. SECURED PARTY'S EXPENSES. Debtor shall reimburse the Secured Party for all fees, costs and expenses (including, but not limited to, attorneys' fees, costs and expenses) incurred by the Secured Party, in connection with this Agreement including, but not limited to, such fees, costs and expenses incurred in connection with the implementation, administration and enforcement of this Agreement and the other agreements, documents and instruments referred to herein or contemplated hereby and the auditing, appraising, evaluating or otherwise monitoring the Collateral or other credit support for the Liabilities (all such costs and expenses, ("Cost and Expenses").

7. DEFAULT; REMEDIES.

(a) Events of Default. Any one of the following acts shall constitute an "Event of Default' under this Agreement:

     (i) Failure by the Debtor to pay any of the Liabilities when due.

    (ii) Any representation or warranty now or hereafter made by the Debtor herein or by the Debtor in connection with this Agreement shall prove to have been incorrect in any material respect when made.

   (iii) Failure by the Debtor to perform or observe any covenant, condition or agreement contained in this Agreement.

(b) Remedies. If any Event of Default occurs, in addition to all other remedies Secured Party may have at law or equity, Secured Party may (i) declare all Liabilities to be forthwith due and payable, whereupon the Liabilities shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Debtor, and (ii) exercise all or any of the rights of a secured party under the Uniform Commercial Code in the State where the Collateral is located or other applicable laws and any other rights and remedies available to Secured Party, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law; provided, however, that if an Event of Default involving the bankruptcy of the Debtor shall exist or occur, all of the Liabilities shall automatically, without notice of any kind, be immediately due and payable and Secured Party shall be entitled to reclaim the Equipment.

(c) Entry Upon Premises. Upon the occurrence of an Event of Default, (i) Secured Party shall have the right to enter upon the premises of the Debtor where the Collateral is located (or is believed to be located) without any obligation to pay rent to the Debtor, or any other place or places where the Collateral is believed to be located and kept, and render the Collateral unusable or remove the Collateral therefrom, in order effectively to collect or liquidate the Collateral, or (ii) Secured Party may require the Debtor to assemble the Collateral and make it available to Secured Party at a place reasonably convenient to Secured Party or (iii) some combination thereof.

(d) Sale  or Other  Disposition  of Collateral  by  Secured   Party. Any notice
required to be given by Secured Party of a sale, lease or other disposition or other intended action by Secured Party with respect to any of the Collateral, at


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
least three(3) business days prior to such proposed action shall constitute fair and reasonable notice to the Debtor of any such action. If the Secured Party chooses to dispose of the Collateral, it shall dispose of the Collateral in a commercially reasonable manner. Any sale of the Collateral conducted in conformity with the reasonable commercial practices of banks, insurance companies, commercial finance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. The net proceeds realized by Secured Party upon any such sale or other disposition, after deduction for the expense of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party in connection therewith, shall be applied toward satisfaction of the Liabilities. Secured Party shall account to Debtor for any surplus realized upon such sale or other disposition, and Debtor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect Secured Party's security interest in the Collateral until the Liabilities are fully paid. Debtor agrees that Secured Party has no obligation to preserve rights to the Collateral against any other parties.

8. AMENDMENTS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Secured Party and Debtor, and no termination or waiver of any provision of this Agreement, or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Secured Party. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand upon Debtor or any guarantor of the obligations of Debtor in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

9. NO WAIVER. Secured Party's failure, at any time or times hereafter, to require strict performance by Debtor of any provision or term of this Agreement shall not waive, affect or diminish any right of Secured Party thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Secured Party of an Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Debtor contained in this Agreement, and no Event of Default shall be deemed to have been suspended or waived by Secured Party, unless such suspension or waiver is (a) in writing and signed by Secured Party, and (b) delivered to Debtor. 10. SOLE BENEFIT OF PARTIES. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or interest under or because of the existence of this Agreement.

11. LIMITATION ON RELATIONSHIP BETWEEN PARTIES. The relationship of Secured Party on the one hand, and Debtor, on the other hand, has been and shall continue to be, at all times, that of lessor and lessee and, to the extent monies are owed to Secured Party by Debtor, creditor and debtor. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection therewith or in the Note or any of the other documents shall be deemed or construed to create a fiduciary relationship between the parties.

12. NO ASSIGNMENT. This Agreement shall not be assignable by Debtor without the written consent of Secured Party. Secured Party may assign to one or more persons all or any part of, or any participation interest in, the Secured Party's rights and benefits hereunder.

13. SECTION TITLES. The section and subsection titles contained in this Agreement are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between Debtor and Secured Party.

14. NOTICES. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (a) four (4) days after deposit in the United States mails, with proper postage prepaid, (b) when sent after receipt of confirmation or answer back if sent by telecopy, telex or other similar facsimile transmission, (c) one (1) business day after deposited with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent, to the address or number indicated below:

G|\law\lac\phc\loandoc 07/16/96

(a) If to Secured Party at:         LINC ANTHEM CORPORATION
                                    303 East Wacker Drive, Suite 1000
                                    Chicago, Illinois 60601
                     Attention: Vice President - Operations

                  Telecopy:         (312) 938-4290
                  Confirmation:     (312) 946-1000


(b) If to Debtor, at:               NORTH POINT - PIONEER, INC.
                                    200 Lake Street,
                                    Peabody, Massachusetts 01960
                                    Attention:

                  Telecopy:         (508) 536 - 2677
                  Confirmation:     (508) 536 - 2777

or to such other address as each party may designate for itself  by like notice.

15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

16. GOVERNING LAW. SECURED PARTY AND DEBTOR EACH HEREBY AGREE THAT ALL DISPUTES AMONG OR BETWEEN THEM, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG OR BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND NOT THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF ILLINOIS.

17. WAIVER OF JURY TRIAL. EACH OF DEBTOR AND SECURED PARTY WAIVES ANY ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN DEBTOR AND SECURED PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO HE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. lNSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

18. WAIVER OF BOND. DEBTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF SECURED PARTY IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO NFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SECURED PARTY OR TO ENFORCE THIS AGREEMENT BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION.

IN WITNESS WHEREOF, this Agreement has been duly executed as of this 25 day of July, 1996.

NORTH POINT - PIONEER, INC.                  LINC CORPORATION
(Debtor)                                     (Secured Party)

By:  _____________________________           By:  _________________________
        Authorized Signature                       Authorized Signature



Name:    ______________________________      Name: __________________________

Title:     ______________________________   Title: __________________________

G|\law\lac\phc\loandoc 07/16/96

Exhibit 10.87
                               CORPORATE GUARANTY

FOR VALUE RECEIVED, and other good and sufficient consideration the receipt of which is hereby acknowledged, PHC, INC., a Massachusetts corporation, with its principal place of business at 200 Lake Street, Peabody, Massachusetts 01960 PHC OF RHODE ISLAND, INC., d/b/a Good Hope Center, a Massachusetts corporation with its place of business at, John Potter Road, West Greenwich, RI 02817, PHC OF VIRGINIA, INC., d/b/a Mount Regis Center, a Massachusetts corporation with its place of business at 405 Kimball Avenue, Salem, VA 24153 and PHC OF NEVADA, INC., a Nevada Corporation with its place of business at, 2340 Paseo Del Prado, Las Vegas, NV 89102 (herein jointly and severally called "Guarantor") , being financially interested in and dependent upon the economic well being of NORTH POINT - PIONEER, INC. a Massachusetts corporation (herein called "Obligor") with its principal place of business at 200 Lake Street, Peabody, Massachusetts 01960 and in order to induce LINC ANTHEM CORPORATION with its principal place of business at 303 East Wacker Drive, Chicago, IL 60601 (herein called "LINC"), to make loans and other financial accommodations to Obligor the undersigned, hereby absolutely and unconditionally guarantees to LINC the full and prompt performance by Obligor of all obligations which Obligor presently or hereafter may have to LINC under any agreement now or hereafter executed and delivered by Obligor to LINC (collectively the "Liabilities"), and the payment when due of all sums owing by Obligor to LINC thereunder, and agrees to indemnify LINC against any losses LINC may sustain and expenses it may incur as a result of any default by Obligor thereunder and/or as a result of the enforcement or attempted enforcement by LINC of any of its rights against Guarantor hereunder.

Guarantor hereby expressly waives all defenses which might constitute a legal or equitable discharge of a surety or guarantor, and agrees that this Guaranty shall be valid and unconditionally binding upon Guarantor regardless of (i) the reorganization, merger or consolidation of Obligor into or with another entity, corporate or otherwise, or the dissolution of Obligor, or the sale or other disposition of all or substantially all of the capital stock, business or assets of Obligor to any other person or party, or (ii) the voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Obligor, or (iii) the granting by LINC of any indulgences to Obligor, or (iv) the assertion by LINC against Obligor of any of LINC's rights and remedies provided for under the Liabilities or existing in its favor in law, equity or bankruptcy, or (v) the release of Obligor from any of the Liabilities or by operation of law or otherwise, or (vi) any invalidity, irregularity, defect or unenforceability of any provision of the Liabilities, or (vii) any defect in LINC's rights against Obligor under the Liabilities. Guarantor hereby waives notice of and consents to all of the provisions of the Liabilities of Obligor to LINC, and to any amendments thereof, and to any actions taken thereunder, and to the execution by Obligor of the foregoing documents and of any other agreements, documents and instruments executed by Obligor in connection therewith.

Guarantor further waives notice of LINC's acceptance of this Guaranty, of any default and non-payment and/or non-performance by Obligor under the obligations due to LINC, of presentment, protest and demand, and of all other matters to which Guarantor might otherwise be entitled. Guarantor further agrees that this Guaranty shall remain and continue in full force and effect notwithstanding any renewal, modification or extension of the obligations owed to LINC or any ancillary document related thereto, Guarantor hereby expressly waiving all notice of and consenting to any such renewal, modification or extension, and to the execution by Obligor of any documents pertaining to any such renewal, modification or extension. Guarantor further agrees that its liability under this Guaranty shall be absolute, primary and direct, and that LINC shall not be required to pursue any right or remedy it may have against Obligor under the Liabilities or otherwise (and shall not be required to first commence any action or obtain any judgment against Obligor) before enforcing this Guaranty against Guarantor, and that Guarantor will, upon demand, pay LINC the amount of all sums due under the Liabilities, the payment of which, by Obligor, is in default under the Liabilities, and will, upon demand, perform all other obligations of Obligor, the performance of which, by Obligor, is in default under the Liabilities.

Guarantor further warrants and represents to LINC that the execution and delivery of this Guaranty is not in contravention of Guarantor's charter, certificate of incorporation, by-laws and applicable law; that the execution and delivery of this Guaranty, and the performance thereof, has been duly authorized by Guarantor's Board of Directors, and will not result in a breach of or constitute a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of Guarantor pursuant to any loan agreement, indenture or contract to which Guarantor is a party or by or under which it is bound.

Guarantor will furnish LINC unaudited quarterly financial statements of Guarantor within sixty (60) days after the end of each quarter, certified to be true and correct by its chief financial officer, and will also furnish LINC, within ninety (90) days after the close of each fiscal year of Guarantor a consolidated Balance Sheet and Profit and Loss Statement and Source and Application of Funds of Guarantor as of the end of such year certified by the independent public accountants of Guarantor. To the extent that Guarantor is or may be required to submit quarterly and/or annual reports and/or certifications to the Securities Exchange Commission, Guarantor will furnish LINC with copies of such reports and/or certifications at the time of the said submission of same by Guarantor.

Guarantor hereby agrees that the failure of LINC to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions or covenants of the Liabilities, or to exercise any of its rights thereunder, shall not be construed or deemed to be a waiver or relinquishment for the future of any such terms, provisions, covenants or rights, but such terms, provisions, covenants and rights shall continue and remain in full force and effect. Receipt by LINC of any sums payable under the Liabilities with knowledge that Obligor has breached any of the terms, provision or covenants of the Liabilities shall not be deemed to be a waiver by LINC of such breach.

No assignment or other transfer by LINC or Obligor of any interest, right or obligation under the Liabilities or any ancillary document related thereto, or assumption by any third party of the obligations of Obligor under the Liabilities, shall extinguish or diminish the unconditional, absolute, primary and direct liability of Guarantor under this Guaranty, Guarantor hereby consenting to and waiving all notice of any such assignment, transfer or assumption.

This Guaranty is assignable by LINC without notice to Guarantor, but may not be assigned by Guarantor. Any assignee of LINC shall have all the rights of LINC hereunder and may enforce this Guaranty against Guarantor with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall be construed liberally in LINC's favor, shall inure to the benefit of LINC, and its successors and assigns, and shall be binding upon Guarantor and its successors and assigns.

THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREES THAT THIS GUARANTY AND THE OBLIGATIONS PROVIDED FOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS AND THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY CONSENTS TO THE JURISDICTION AND VENUE OF ALL COURTS IN SAID STATE. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND
VOLUNTARILY WAIVES ANY RIGHT TO PERSONAL SERVICE OF PROCESS IN ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED,

DIRECTED TO THE LAST KNOWN ADDRESS OF THE UNDERSIGNED GUARANTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY IN SUCH COURT IS IN AN IMPROPER VENUE OR SUCH ACTION SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY.

This Guaranty may be executed in counterparts by the Guarantor.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed by its duly authorized officer, this _________ day of July, 1996.

                                      PHC, INC.
                                      (Guarantor)
                                      By:    __________________________
                                      Title:  _________________________

                                      PHC OF RHODE ISLAND, INC.
                                      (Guarantor)
                                      By:     __________________________

                                      Title: : _________________________
                                      PHC OF VIRGINIA, INC.
                                      (Guarantor)

                                      By:    __________________________
                                      Title:  _________________________
                                      PHC OF NEVADA, INC.
                                      (Guarantor)
                                      By: __________________________
                                      Title: ________________________

Exhibit 10.88
                           LOAN AND SECURITY AGREEMENT
                       STOCK PLEDGE AND SECURITY AGREEMENT

Agreement made and entered into as of the 25th day of July, 1996, by and between PHC, INC. a Massachusetts corporation with its principal place of business at 200 Lake Street, Peabody, Massachusetts 01960 ("Pledgor") and LINC ANTHEM CORPORATION , a Delaware corporation, with its principal place of business at 303 East Wacker Drive, Chicago, Illinois 60601 ("Pledgee").

WITNESSETH:

Whereas, Pledgor desires to induce Pledgee to enter into a leasing and/or financing arrangement (hereinafter referred to as the "Financing Arrangement") with NORTH POINT - PIONEER, INC., a Massachusetts corporation (hereinafter referred to as the "Company" or, hereafter referred to both as "Pledgor" and as "Company" if such parties are one and the same); and

Whereas, Pledgor, in order to induce Pledgee to enter into such Financing Arrangement, and to secure the payment and performance of all of Company's obligations under the Financing Arrangement, has agreed to pledge and grant a lien and security interest in all of the securities listed and described in
Section I hereof and Exhibit "A" hereto.

Now, Therefore, in consideration of the foregoing, the covenants and conditions herein contained and the mutual agreements of the parties hereto, Pledgor and Pledgee hereby agree as follows:

1. Collateral. To secure the payment and performance of all Company's obligations and liabilities under the Financing Arrangement and all other obligations and liabilities of the Company and/or the Pledgor to the Pledgee, absolute or contingent, due or to become due, direct or indirect, and whether now existing or hereafter and howsoever arising, Pledgor hereby pledges and assigns to Pledgee and grants unto Pledgee a security interest in:

    1.1 The securities described in Exhibit "A" attached hereto, with stock powers attached thereto, all duly endorsed in blank, herewith delivered to Pledgee;

   1.2 Any and all other securities deposited with Pledgee from time to time in accordance with the provisions of Section 3 hereof;

    1.3 Any and all other or additional securities to which Pledgor (without additional consideration) now is, or hereafter may be, entitled by virtue of his ownership of any of the foregoing securities as the result of any corporate reorganization, merger or consolidation, stock split, stock dividend or otherwise; and

   1.4 Any and all dividends, distributions and other amounts to which Pledgee is entitled pursuant to the provisions of Section 4 hereof;

Subsections 1. I through 1.4 above are hereinafter collectively called the "Collateral".

2. Representations and Warranties. Pledgor hereby represents and warrants to Pledgee that:

   2.1 The execution, delivery and performance by Pledgor of this Stock Pledge and Security Agreement will not violate any provision of law, any order of any court or other agency of government, or any indenture agreement or other instrument to which Pledgor is a party or by which Pledgor or any of Pledgor's property is bound or be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of his property or assets, except as contemplated by the provisions of this Stock Pledge and Security Agreement;

   2.2 This Stock Pledge and Security Agreement constitutes a legal, valid and binding obligation of Pledgor in accordance with its terms; and

   2.3 As to such of the  Collateral  deposited with Pledgee on the date hereof,
(i) Pledgor is the legal and beneficial owner thereof; (ii) the same is validly issued, fully paid and non-assessable and is registered in Pledgor's name;

 g:|\law\lac\phc\loandoc 7/16/96

       (iii) the stock transfer forms attached to the certificates representing such. Collateral have been duly executed and delivered by Pledgor to Pledgee; and (iv ) none of such Collateral is subject to any security interest, pledge, lien or other encumbrance, or adverse claim of any kind whatsoever, except for the interest therein granted to Pledgee hereby.

3. Value of Collateral. It is the intent of Pledgor and Pledgee that the Collateral shall have, at all times, a value of not less than the then outstanding unpaid balance due under that certain Secured Promissory Note issued by NORTH POINT - PIONEER, INC. in favor of Pledgee in the original principal amount of $750,000. Pledgor agrees to maintain such value by pledging from time to time pursuant to this Stock Pledge and Security Agreement and, upon the request of Pledgee, additional cash or securities satisfactory to Pledgee.

4. Stock Splits, Stock Dividends, Etc.

   4.1 In the event that Pledgor, by v irtue of Pledgor's ownership of the Collateral now is, or hereafter becomes, entitled (without additional consideration) to other or additional securities as the result of any corporate reorganization, merger or consolidation, stock split, stock dividend or otherwise, Pledgor shall:

     4.1.1 Cause the issuer thereof to deliver to Pledgee the certificates evidencing Pledgor's ownership thereof and hereby authorizes and empowers Pledgee to demand the same fro such issuer, and agrees if such certificates are delivered to Pledgor, to take possession thereof in trust for Pledgee and forthwith deliver the same to Pledgee;

     4.1.2 Deliver to Pledgee a stock transfer form with respect to such securities, executed in blank by Pledgor and on which hall be endorsed the guarantee by a banking association acceptable to Pledgee, that the signature on such form is genuine;

     4.1.3 Deliver to Pledgee a certificate, executed by Pledgor and dated the date of such pledge, as to the ruth and orrectness on such date of the warranties set forth in Subsection

2.3 hereof; and

     4.1.4  Deliver  to  Pledgee  such  other  certificates,   forms  and  other
     instruments as Pledgee may request in connection with such pledge.

   4.2 Pledgor agrees t hat such securities shall constitute a portion of the Collateral and be subject to this Stock Pledge and Security Agreement in the same manner and to the same extent as the securities pledged hereby to Pledgee on the date hereof.

5. Voting Power, Dividends, Substitutions. Unless and until an Event of Default hereunder shall have occurred, Pledgor shall be entitled to:

     5.1 Exercise all voting powers pertaining to the securities included in the Collateral for any purpose not inconsistent with, or in violation of, the provisions of this Stock Pledge and Security Agreement, in all corporate matters (unless Pledgee consents thereto) except those which, in Pledgee's sole discretion, may affect the value of the assets owned by the Company or the value of the Collateral, including, but not limited to, those related to any merger or consolidation of the Company with any other firm or corporation, reorganization or liquidation of the Company, or mortgage hypothecation, sale or any other disposition whatsoever by the Company of any of its assets;

     5.2 Collect and receive all cash dividends with respect to such securities paid out of the retained earnings or the current net profits of the issuer thereof.

Pledgee shall be entitled to collect and receive all other dividends and distributions on such securities (whether in stock, cash or other property) received in exchange or substitution for or upon conversion of, such securities, and all amounts payable or distributable upon the liquidation, whether voluntary or involuntary, of any issuer thereof. Cash received by Pledgee pursuant to the provisions of this Section 5 may be commingled by Pledgee with its other funds, and shall be non-interest bearing. Pledgor agrees that if it receives any of such dividends, distributions, securities and other amounts to which Pledgee is entitled, it shall take possession thereof in trust for Pledgee and forthwith deliver the same to Pledgee, and agrees that the same shall constitute a portion of the Collateral and be subject to this Stock Pledge and Security

g:\law\lac\phc\loandoc   7/16/96

Agreement in the same manner and to the same extent as the securities pledged to Pledgee on the date hereof.

6.   Default and Remedies.

     6.1 The occurrence of any of the following shall constitute an Event of Default hereunder:

          6.1.1 Any representation orwarranty made by Pledgor to ledgee hereunder, or in any ertificate delivered to Pledgee pursuant hereto, or order any other agreement between Pledgor and Pledgee, shall prove to have been false or misleading in any material respect as of the date on which the same was made; or

         6.1.2 Pledgor shall fail to duly observe or perform any other covenant or agreement made by Pledgor hereunder or under any other agreement made by Pledgor and Pledgee; or

         6.1.3 An Event of Default under the Financing Arrangement shall occur and be continuing; or

         6.1.4 Bankruptcy, reorganization, receivership, insolvency or other similar proceedings shall be instituted by or against Pledgor or all or any part of his property under the Federal Bankruptcy Act or other law of the United States or of any state or other competent jurisdiction and, if against Pledgor, he shall consent thereto or shall fail to cause the same to be discharged within thirty (30) days.

     6.2 If an Event of Default shall occur and be continuing, Pledgee may, at its option:

         6.2.1 Upon giving notice to Pledgor thereof, cause the securities included in the Collateral to be registered in its name or in the name of its nominee;

         6.2.2 Upon giving notice to Pledgor thereof, exercise all voting powers pertaining to such securities and otherwise act with respect thereto as though Pledgee were the outright owne thereof (Pledgor hereby irrevocably constituting and appointing Pledge its proxy and attorneys-in-fact with full power of substitution so to do);

         6.2.3 Receive all dividends and all other distributions of any kind whatsoever on all or any of such securities;

         6.2.4 Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of Pledgor pertaining or relating to such securities (Pledgor hereby irrevocably constitutig and appointing Pledgee its proxy and attorneys-in-fact with full power of substitution so to do);

         6.2.5 Sell, assign and deliver the whole, or from time to time, any part of such securities at any broker's board or at any private sale or at public auction, with or without demand for performance, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby are expressly waived for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Pledgee in its uncontrolled discretion may determine; and

         6.2.6 Exercise any other remedy specifically granted under this Stock Pledge and Security Agreement or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

     6.3 For the purposes of this Section 6, an a greement to sell all or any part of such securities shall be treated as a sale thereof and Pledgee shall be free to carry out such sale pursuant to such agreement, and Pledgor shall not be entitled to the return of any of the same subject thereto, notwithstanding that after Pledgee shall have entered into such an agreement, all Events of Default hereunder may have been remedied or all obligations under the Financing Arrangement may have been paid and performed in full.

     6.4 At any sale made pursuant to Subsection 6.2, Pledgee may bid for and purchase, free from any right or equity of redemption on the part of Pledgor (the same being hereby waived and released), any part of or all

g:\law\lac\phc\loanddoc 7/16/96
securities included in the Collateral that are offered for sale and may make payment on account thereof by using any claim then due and payable to Pledgee by Pledgor as a credit against the purchase price, and Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such securities without further accountability therefor.

     6.5 Pledgee shall apply the proceedsof any sale of the whole or any part of such securities and any other monies at the time held by Pledgee under the provisions of this Stock Pledge and Security Agreement, after deducting all costs and expenses of collection, sale and delivery (including, without limitation, reasonable attorneys' fees and other legal expenses) incurred by Pledgee in connection with such sale, towards the payment of the Company's obligations, accrued and executory, under the Financing Arrangement and any other obligations of the Company and/or Pledgor to Pledgee. Pledgee shall remit an surplus to Pledgor.

     6.6 Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of such securities, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

     6.7 Any sale of, or the grant of options to purchase, or any other realization upon, all or any portion of such securities, under Subsection 6.2 shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor in and to such securities so sold, optioned or realized upon, or any part thereof, from, through and under Pledgor.

     6.8 Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Ac t of 1933 as amended (the "Act"), or that it may be able to do so only after delay which might adversely affect the value that might be realized upon the sale o f the Collateral. Accordingly, Pledgor agrees that Pledgee may, without the necessity of attempting to cause any registration of the Collateral to be effected under the Act, sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral than would be the case if they were sold at public sale, and that any such private sale shall be deemed to have been made in a commercially reasonable manner.

     6.9 Pledgo r agrees that without affecting the right of private sale as aforesaid, it will, upon request of Pledgee, if in the opinion of Pledgee's counsel registration of the Collateral or any part thereof is required under the Act, use its best efforts to complete and cause to become effective a registration of the Collateral under the Act, and to take all other actions necessary, in Pledgee's opinion, to enable Pledgee to sell, within ninety (90) days of the commencement of such best efforts, the Collatera pursuant to an effective registration statement under the Act. Such best efforts shall be commenced promptly after request by Pledgee which may be given at any time on or after the occurrence of an Event of Default hereunder or under the Financing Arrangement and while the same is continuing. All expenses of such registration, including, without limitation, registration and filing fees, blue sky fees, printing expenses, fees and disbursements of counsel for Pledgor and Pledgee, fees and expense of auditors of Pledgor and Pledgee, and all underwriter, broke r or dealer discounts, and all transfer taxes properly attributable to the Collateral, shall be home by Pledgor who agrees to do all acts and things which are usual and customary in connection with registered offerings of securities, including entering into indemnification agreements with Pledgee and any underwriters. The managing underwriter of any public offering for which any said registration statement is filed shall have the right to impose such conditions on the sale of the Collateral as it shall reasonably deem necessary to protect the underwritten offering, provided such conditions are similarly and proportionately imposed on other shares which may be included in said registration as the result of the exercise of piggyback rights by the holders of such other shares.

7.        Pledgee's Obligations, Custodial Agreement.

          7.1 Pledgee shall have no duty to protect, preserve or enforce rights under any security included in the Collateral other than a duty of reasonable custodial care of any such security in its possession.

          7.2 Pledgor understands and agrees that Pledgee may deposit such securities with a custodian and hereby agrees to pay reasonable fees of any such custodian in connection with its acting as custodian.

g:\law\lac\phc\loanddoc  7/16/96

8. Termination of Stock Pledge and Security Agreement. Upon termination of the Financing Arrangement and the payment in full of all of the obligations secured hereby, Pledgee shall cause to be transferred to Pledgor all of the stock pledged by Pledgor herein and any rights received by Pledgee pursuant hereto (less any portion of same sold, transferred or disposed of pursuant to, and under the circumstances specified in, Section 6 hereof), and this Stock Pledge and Security Agreement shall thereupon be terminated.

9.   Miscellaneous.

9.1 Pledgor further unconditionally agrees that if Company is in default under the Financing Arrangement, Pledgee may exercise its rights and remedies hereunder prior to, concurrently with, or subsequent to, the exercise by Pledgee of its rights and remedies against the Company under the Financing Arrangement, or otherwise, or against any guarantor of the Company's obligations under same. The obligations of Pledgor under this Stock Pledge and Security Agreement shall be absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

        9.1.1 The failure of Pledgee to give any notices to which Pledgor is or may be entitled, all of which are hereby waived by Pledgor;

        9.1.2 Any amendment or modification of or supplement to the Financing Arrangement;

        9.1.3 Any exercise or non-exercise of any right, remedy or privilege under or in respect of this Stock Pledge and Security Agreement, the inancing Arrangement or any other agreements, instruments or documents, or the granting of any postponements or extensions for time of payment or other indulgences to the Company or any other person, or the settlement or adjustment of any claim or the release or discharge or substitution of any person primarily or secondarily liable with respect to the Financing Arrangement;

        9.1.4 The institution of any bankruptcy, insolvency, reorganization debt arrangement, radjustment, composition, receivership or liquidation proceedings by or against the Company; or

        9.1.5 Any assumption by any third party of the obligations of the Company under the Financing Arrangement, or any assignment by Pledgee referred to in Subsection 9.2

9.2 Should Pledgee at any time assign any of its rights under the Financing Arrangement, Pledgee may assign its rights under this Stock Pledge and Security Agreement, and may deliver the Collateral or any portion thereof to the assignee who shall thereupon, to the extent provided in the instrument of assignment, have all of the rights of Pledgee hereunder with respect to the Collateral and Pledgee shall, thereafter, be fully discharged from any responsibility with respect to the Collateral so delivered to such assignee. No such assignment, however, shall relieve such assignee of those duties and obligations of Pledgee specified hereunder.

9.3 Each and every right, remedy and power granted to Pledgee hereunder shall be cumulative and in addition to any other right, remedy or power herein specifically granted or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Pledgee, from time to time, concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Pledgee's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power.

9.4 Any modification or waiver of any provision of this Stock Pledge and Security Agreement, or any consent to any departure by Pledgee therefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Pledgor in any event not specifically required of Pledgee hereunder shall not entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

9.5 Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Stock Pledge

g:\law\lac\phc\loandoc   7/16/96
        and Security Agreement, Pledgor will upon the request of Pledgee, execute,and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to fully effect the purpose of this Stock Pledge and Security Agreement and to subject to the security interest created hereby any property intended by the provisions hereof to be covered hereby.

9.6 Any notice, request, emand, consent, approval or other communication providedor permitted hereunder shall be in writing and be given by personaldelivery or sent by United States first-class mail, postage prepaid,addressed to the party for whom it is intended, at its address as follows:

           To Pledgor:                PHC, INC.
                                      200 Lake Street,
                                      Peabody, Massachusetts 01960
                                      Attention:   ____________________________

           To Pledge                  LINC ANTHEM CORPORATION
                                      303 East Wacker Drive, 10th Floor
                                      Chicago, Illinois 60601
                                      Attn:     Treasurer

       provided, however, that either party may change its address for purposes of receipt of any such ommunication by giving ten (10 days' written notice of such chance to the other party in the manner above provided.

9.7 This Stock Pledge and Security Agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of Illinois in all respects, including matters of construction, validity and performance.

9.8 If any provision of this Stock Pledge and Security Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction; and, provided further, that where the provisions of any such applicable law may be waived, they hereby are waived by Pledgor to the full extent permitted by law to the end that this Stock Pledge and Security Agreement shall be deemed to be valid and binding in accordance with its terms.

9.9 This Stock Pledge and Security Agreement shall inure to the benefit of the successors and assigns of Pledgee and shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of Pledgor.

In Witness Whereof, Pledgor and Pledgee have caused this Agreement to be executed as of the date first above written.

    Witness or Attest:                      PHC, INC.
                                            (Pledgor)

   _______________________________          By:  ______________________________

   _______________________________          Title:  ___________________________
    (Print Name)

                             LINC ANTHEM CORPORATION
                                            (Pledgee)

                        By: ____________________________

                        Title: _________________________

g:\law\lac\phc\loandoc  7/16/96

EXHIBIT "A"


Capitalization and Stockholders of: NORTH POINT - PIONEER, INC.

Authorized:    200,000  Shares
Par Value:       $        .0 1
Issued and Outstanding:  100 Shares

Shares Held by Pledgor:  100 Shares

Stock Certificate Number(s):     1







-----------------          --------------------
Pledgor's Initials          Pledgee's Initials




 G:\law\lac\phc\loandoc  7/16/96

                                   STOCK POWER

FOR VALUE RECEIVED, PHC, INC. , the undersigned hereby sells, assigns and transfers unto LINC ANTHEM CORPORATION (100) Shares of the Common stock of NORTH POINT - PIONEER, INC., (the "Company") represented on the books of the Company by Certificate No. 1 herewith and do hereby irrevocably constitute and appoint ______________________ attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Date:   __________________             PHC, INC.
                     By: __________________________________
                     Name: ________________________________
                     Title: ________________________________

ATTESTED IN PRESENCE OF
-------------------------------




g:\law\lac\phc\loandoc     7/16/96

Exhibit 10.89

                             SECURED PROMISSORY NOTE



$900,000.00                                   Chicago, Illinois
                                              July 25, 1996



     The undersigned, NORTH POINT - PIONEER, INC. ("Maker"), promises to pay to the order of LINC ANTHEM CORPORATION ("LINC") or any holder of this note the principal sum of NINE HUNDRED THOUSAND AND 00/100 DOLLARS ($900,000.00) in United States currency at its office at 303 East Wacker Drive, Chicago, IL 60601, or at such other place as the holder hereof may appoint, plus interest thereon at a rate equal to Eleven and 50 One Hundredths percent (11.50%) per annum payable in Forty Eight (48) consecutive monthly installments commencing on July 30, 1996 and continuing on the same day of each month thereafter as follows in accordance with the following schedule: (2) consecutive monthly installments each in the amount of $4,791.67 followed by (4) consecutive monthly installments each in the amount of $8,625.00 followed by Forty-Two (2) consecutive monthly installments each in the amount of $26,130.78 until the entire principal amount plus all accrued interest and other charges due LINC have been paid in full.

     Interest shall accrue from the date of initial disbursement hereof computed on the basis of a 360-day year provided further that the aggregate interest payable hereunder shall not exceed the maximum rate permitted by law. Provided that all payments required to be made under this Note have been made in a timely manner, Maker may voluntarily prepay not less than all of the unpaid principal balance remaining plus all accrued and unpaid interest due thereon together with a prepayment fee equal to a percentage of the then unpaid principal balance of the Note. The prepayment fee percentage shall be (a) 4% if prepayment occurs after the date hereof but prior to July 30, 1997; (b) 3% if prepayment occurs after July 30, 1997 but prior to July 30, 1998; (c) 2% if prepayment occurs after July 30, 1998 but prior to July 30, 1999 and (d) 2% if prepayment occurs after July 30, 1999.

In the event the entire principal amount is not advanced by LINC to the Maker hereof, principal payments will be reduced on a pro rata basis.

If any payment of principal or interest to be made hereunder shall become past due for a period in excess of five (5) days, Maker shall pay a late charge of two percent (2%) of such overdue payment for each month or portion of a month for which such payment shall remain unpaid plus LINC's expenses resulting therefrom together with collection expenses and reasonable attorneys' fees if placed with an attorney for collection.

Demand, presentment for payment, notice of non-payment and protest are hereby waived by the undersigned.

     This Note is secured by and entitled to (i) the benefits of a certain Security Agreement dated as of July 25, 1996, and (ii) any other agreements under which the holder has been granted a lien and security interest in property to secure the payment and performance by Maker of this Note (all of the foregoing hereinafter sometimes collectively referred to as the "Security Agreement") to which reference is hereby made for a statement of the nature and extent of the protection and security afforded and the rights of the payee hereof and the rights and obligations of the undersigned. LINC's books and records shall de dispositive evidence of the amount disbursed under this Note. Upon an "Event of Default," as defined in the Security Agreement, this Note may become or be declared due in the manner and with the effect provided in the Loan Agreement. The holder hereof shall not be required to look to any collateral for the payment of this Note, but may proceed against Maker, or any guarantor hereof in such manner as it deems desirable. None of the rights or remedies of the holder hereunder or under the Security Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon the holder of this Note, the Security Agreement or any other instrument or agreement to which the undersigned or any guarantor hereof is a party or under any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at the holder's option.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS. AT HOLDER'S ELECTION AND WITHOUT LIMITING HOLDER'S RIGHT TO COMMENCE AN ACTION IN OTHER JURISDICTION, MAKER HEREBY SUBMITS

TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING HEREOF. MAKER HEREBY WAIVES ANY OBJECTION TO IMPROPER VENUE, FORUM NON CONVENIENS AND TRIAL BY JURY.

In Witness Whereof, the undersigned hereunto sets its hand and seal as of the date first set forth above.


                                         NORTH POINT - PIONEER, INC.
                                         Maker
                        By: _____________________________
                        Title: __________________________



note.mas

                          DIRECTION TO PAY LOAN PROCEEL

July __________, 1996

     NORTH POINT - PIONEER, INC. (the "Borrower'), pursuant to the Loan and Security Agreement dated as of July __________, 1996 (the "Loan Agreement'), between the Borrower and LINC ANTHEM CORPORATION (th "Lender") hereby directs that the proceeds of the Loan aggregating $500,000.00 be remitte by Lender as indicated below:

    A. Please remit the sum of $______________ to Borrower for the purpose of paying the unpaid balance of the Purchase Price due Seller under that certain Asset Purchase Agreement dated as of May 26, 1996 in accordance with the following wire instructions:


                Bank Name:  __________________________________________
                Address:       __________________________________________
                City/State:    _________________   MA  ___________________
                Acct. No.:       For Credit to Account  __________________

                ABA No.:  ____________________________________________
                Attention:  ____________________________________________

    B. Please remit the sum of $___________________ to Borrower for the purpose of providing Borrower with working capital and other capital needs of Borrower in connection with the Practice acquired under the Asset urchase Agreement in accordance with the following wire instructions:

                 Bank Name:  _______________________
                 Address:    _______________________
                 City/State: _______________________
                 Acct.  No.:         For Credit to Account

                  ABA No.:   ________________________
                  Attention: ________________________

       Borrower hereby acknowledges that the Loan has been made by Lender to Borrower to enable Borrower to acquire rights in some of the Collateral described in the Loan Agreement and that the proceeds of the Loan has in fact been so used. The Borrower hereby authorizes Lender to insert or correct any dates missing in the Loan Agreement.

       The undersigned certifies that he is a duly authorized officer of the Borrower, and that as such he is authorized to execute this Direction on behalf of the Borrower. Lender is hereby authorized to remit the proceeds of the Loan in accordance with this Direction.

                                  NORTH POINT - PIONEER, INC.

                                  By:  _____________________________

                                  Name:  ___________________________
                                  Title: ___________________________


ACKNOWLEDGED AND AGREED:
LINC ANTHEM CORPORATION

By:    __________________________
Name:  __________________________
Its:   __________________________
Date: July ______, 1996

G:\LEVYJ\MEMO\MERGAGT.015


                          AGREEMENT AND PLAN OF MERGER


                          Dated as of October 31, 1996

EXHIBIT 10.93

                              EMPLOYMENT AGREEMENT


      THIS EMPLOYMENT AGREEMENT is entered into this 1st day of November, 1996, (the "Effective Date") by and between BSC-NY, Inc., a New York corporation (the "Corporation"), and Yakov Burstein, Ph.D. (the "Employee").

                              W I T N E S S E T H:

      WHEREAS, the Corporation is in the business of providing management and administrative services; and

      WHEREAS, Perlow Physicians, P.C. (the "PC") is a New York professional corporation that provides psychotherapy services; and

      WHEREAS,   the  Corporation  has  been  retained  by  the  PC  to  provide administrative and management services in support of the PC's provision of psychotherapy services; and

      WHEREAS, the Corporation desires to employ Employee on the terms and conditions hereafter set forth, and the Employee desires to accept such employment;

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Corporation hereby employs Employee and Employee hereby agrees to work for the Corporation, upon the following terms and conditions:

      1. EMPLOYMENT DUTIES. Employee is hereby employed by the Corporation to provide non-clinical administrative and management services in support of the business operations of the PC. In performing duties hereunder, Employee shall at all times comply with all policies and procedures of the Corporation, copies of which shall be provided to the Employee by the Corporation, and incorporated by reference into this Agreement when initialed by the Employee.

      2. TIME REQUIREMENTS. Subject to the provisions of Section 7 hereof, Employee agrees to devote forty (40) hours per week during the term of this Agreement to the affairs and activities of the Corporation on such days and at such times as are consistent with his past practices at Behavioral Stress Center, Inc. and Professional Health Associates, Inc. its wholly owned subsidiary.

      3. COMPENSATION. Subject to the provisions of Section 7 hereof, the Corporation agrees to pay to Employee as compensation for his services hereunder a salary at an annual rate of one hundred twenty five thousand dollars ($125,000.00) per year. Any and all compensation to be paid to Employee pursuant to this Section 3 and pursuant to the Employment Agreement between Employee and the P.C. of even date herewith (the "P.C. Agreement") shall be paid by the P.C.

      4. BENEFITS. Subject to the provisions of Section 7 hereof, the Corporation shall provide and Employee shall be entitled to participate in all of the employee benefit programs and plans which are applicable to other professionals of the Corporation in accordance with the terms of said programs and plans. Such programs and plans shall include, without limitation, group health insurance, life insurance, short and long-term disability insurance and a 401(k) program.

      5. REIMBURSEMENT OF EXPENSES. Subject to the provisions of Section 7 hereof, the Corporation shall provide the Employee with an automobile allowance of $475.00 per month. The Corporation shall reimburse the Employee for all reasonable and necessary business expenses incurred by him in the performance of his duties hereunder, including parking expenses, cellular phone expenses and beeper expenses. The Corporation shall also reimburse Employee for membership dues in professional organizations bearing direct relationship to Employee's duties in connection with this Agreement.

      6. VACATIONS AND EMPLOYEE MEETINGS. Subject to the provisions of Section 7 hereof, Employee shall be entitled to (a) four (4) weeks' vacation during each calendar year, and (b) one (1) week each year to attend professional meetings and seminars. The Employee shall be entitled to his normal salary during vacation and while in attendance at professional meetings and seminars.

      7. DUPLICATION OF TIME REQUIREMENTS, COMPENSATION AND BENEFITS. Any hours of time devoted by Employee to his responsibilities pursuant to Section 2 of this Agreement shall offset the number of hours he is required to devote to his responsibilities under the terms of the P.C. Agreement. Any right to compensation, item of benefit, reimbursement of item of expense, or vacation/seminar time to be provided by the Corporation to Employee pursuant to Sections 3,4,5 and 6 of this Agreement shall be offset by such compensation, such item of benefit, such reimbursement of item of expense, or such vacation/seminar time to be provided by the Corporation to the Employee under the P.C. Agreement.

      8. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION. The Corporation represents and warrants at all times during the term of this Agreement that:

            8.1 The Corporation is a duly formed corporation organized, validly existing and in good standing under the laws of the State of New York.

            8.2 The Corporation has the corporate power and authority to enter into this Agreement and carry on its business as currently conducted.

            8.3 Within 90 days of the Effective Date of this Agreement, the Corporation shall employ a qualified Chief Operating Officer to manage the affairs of the Corporation. Should the employment of the Chief Operating Officer be terminated for any reason, the Corporation shall hire a replacement within 90 days thereafter.

      9. TERM; BASIS FOR TERMINATION. Subject to the provisions of this Section, the term of this Agreement shall be for three (3) years, commencing on the Effective Date. This Agreement shall terminate earlier on the first to occur of the following:

            9.1   The death of Employee;

            9.2 The permanent disability of the Employee at any time. Employee shall be deemed to have become permanently "disabled" when by reason of a physical or mental disability or incapacity he shall have failed or is unable to perform his customary duties and activities on behalf of the Corporation for a consecutive period of four (4) months or for any six (6) months within any twelve (12) month period; or

            9.3 At any time by the Corporation for "cause" which, for purposes of this Agreement, shall mean (a) willful and serious or habitual failure of the Employee to perform his duties hereunder in all material respects which is not remedied within 30 days after the receipt of notice thereof from the Corporation; or (b) gross misconduct, fraud or embezzlement by the Employee.

       10. PROTECTION OF THE CORPORATION. In consideration of the Employee's initial and/or continued employment and other good and valuable consideration provided by the Corporation, the adequacy of which is hereby acknowledged, the parties agree to the following:
             10.1 COVENANTS. In consideration of the execution and delivery of this Agreement and in recognition that the Corporation was induced to enter into this Agreement based on the covenants and assurances made by the Employee, Employee covenants and agrees that, for a period of four (4) years after the Closing, he will not (i) directly or indirectly (whether as a sole proprietor, partner, stockholder, director, officer, employee, consultant, independent contractor, or in any capacity as principal or agent or in any other individual or representative capacity) engage in Competition (as such term is defined below) with the Corporation or be interested in or associated with or render services to or sell any ideas, inventions or products to any party in Competition with the Corporation or (ii) make known or disclose the name or address of (x) any of the clients, customers or patrons of the Corporation or
(y) any persons having a contractual relationship with the Corporation (except where the facts of such relationships are generally available to or known by the public other than as a result of a disclosure by Employee) or (iii) call upon, solicit, divert or take away, or attempt to solicit, divert or take away, any such clients, customers or patrons or employees of the Corporation or any persons having a contractual relationship with the Corporation or (iv) request or advise any present or future client, customer or patron of the Corporation or any persons having a contractual relationship with the Corporation to withdraw, curtail or cancel their business relationship with the Corporation. For purposes hereof, the term "Competition" shall mean the providing of (i) psychotherapy services to individuals either individually or in group settings in out-patient clinics, nursing homes or hospitals, or (ii) management services in connection therewith, in any case, within a radius of twenty five (25) miles from any location in which psychotherapy services or management services in connection therewith are then being provided by the Corporation; provided, however, that the Employee may engage in private practice and may provide such services to the Hempstead Hospital, administrative divisions of the State of New York, Upstate Clinical Associates and, with respect only to administrative and management services provided to governments or municipalities ("GMC Contracts"), BSC Health Management ("BSCHM"). In the event Upstate Clinical Associates plans to render psychotherapy services at a location more than twenty five (25) miles from Monroe County, New York, it shall provide PHC, Inc. ("PHC") with notice of such location. If PHC or any of its subsidiaries engages in such services or provides management services in connection therewith within twenty five (25) miles of such location during the sixty (60) days following the date of such notice, then Upstate Clinical Associates shall discontinue such plans for so long as PHC is so engaged. BSCHM will obtain clinical services from the PC or from an authorized provider associated with PHC under the GMC Contracts except (A) in the Capital District (as defined in the "GMC Contracts"), (B) to the extent BSCHM's partner or joint venturer as of the date hereof (which is a national behavioral health care provider identified to PHC) or the governmental entity withholds its consent and/or (C) to the extent prices and services proposed by the PC or from an authorized provider associated with PHC in connection with the GMC Contracts are not competitive. For purposes hereof, "Competition" shall not preclude the ownership of less than ten (10) percent of the common stock, or other class of voting stock, or any percentage of non-voting securities, of any publicly traded company. 10.1 COVENANTS. In consideration of the execution and delivery of this Agreement and in recognition that the Corporation was induced to enter into this Agreement based on the covenants and assurances made by the Employee, Employee covenants and agrees that, for a period of four (4) years after the Closing, he will not (i) directly or indirectly (whether as a sole proprietor, partner, stockholder, director, officer, employee, consultant, independent contractor, or in any capacity as principal or agent or in any other individual or representative capacity) engage in Competition (as such term is defined below) with the Corporation or be interested in or associated with or render services to or sell any ideas, inventions or products to any party in Competition with the Corporation or (ii) make known or disclose the name or address of (x) any of the clients, customers or patrons of the Corporation or
(y) any persons having a contractual relationship with the Corporation (except where the facts of such relationships are generally available to or known by the public other than as a result of a disclosure by Employee) or (iii) call upon, solicit, divert or take away, or attempt to solicit, divert or take away, any such clients, customers or patrons or employees of the Corporation or any persons having a contractual relationship with the Corporation or (iv) request or advise any present or future client, customer or patron of the Corporation or any persons having a contractual relationship with the Corporation to withdraw, curtail or cancel their business relationship with the Corporation. For purposes hereof, the term "Competition" shall mean the providing of (i) psychotherapy services to individuals either individually or in group settings in out-patient clinics, nursing homes or hospitals, or (ii) management services in connection therewith, in any case, within a radius of twenty five (25) miles from any location in which psychotherapy services or management services in connection therewith are then being provided by the Corporation; provided, however, that the Employee may engage in private practice and may provide such services to the Hempstead Hospital, administrative divisions of the State of New York, Upstate Clinical Associates and, with respect only to administrative and management services provided to governments or municipalities ("GMC Contracts"), BSC Health Management ("BSCHM"). In the event Upstate Clinical Associates plans to render psychotherapy services at a location more than twenty five (25) miles from Monroe County, New York, it shall provide PHC, Inc. ("PHC") with notice of such location. If PHC or any of its subsidiaries engages in such services or provides management services in connection therewith within twenty five (25) miles of such location during the sixty (60) days following the date of such notice, then Upstate Clinical Associates shall discontinue such plans for so long as PHC is so engaged. BSCHM will obtain clinical services from the PC or from an authorized provider associated with PHC under the GMC Contracts except (A) in the Capital District (as defined in the "GMC Contracts"), (B) to the extent BSCHM's partner or joint venturer as of the date hereof (which is a national behavioral health care provider identified to PHC) or the governmental entity withholds its consent and/or (C) to the extent prices and services proposed by the PC or from an authorized provider associated with PHC in connection with the GMC Contracts are not competitive. For purposes hereof, "Competition" shall not preclude the ownership of less than ten (10) percent of the common stock, or other class of voting stock, or any percentage of non-voting securities, of any publicly traded company.

             10.2 ENFORCEMENT. Employee agrees that the remedies at law for any breach of the covenants contained in this Section 10 will be inadequate and that PHC or the Corporation shall be entitled to appropriate equitable remedies including injunctive relief in any action or proceeding brought to prevent the taking or continuation of any action which would constitute or result in a breach of such covenant. Such remedies shall not be exclusive and shall be in addition to any and all remedies which may be available, directly or indirectly, without limiting the recovery of any incidental, consequential and/or punitive damages. Employee further agrees that if any restriction in this Section 10 is held by any court to be unenforceable or unreasonable, a lesser restriction will be enforced in its place and the remaining restrictions will be enforced independently of each other. The attorneys' fees, court costs and other expenses incurred by the prevailing party to enforce any rights under any provision of this Section 10, or to defend any such attempted enforcement, shall be paid by the non-prevailing party.

             10.3 ANCILLARY OBLIGATIONS. This covenant shall be construed as an obligation ancillary to the other provisions of this Agreement and the existence of any claim or cause of action by the Employee, whether predicated on a breach of this Agreement or otherwise, shall not constitute a defense to the enforcement by PHC or the Corporation of this covenant.

              10.4 JURISDICTION. The Employee hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York located in New York City for any actions, suits or proceedings arising out of or relating to this covenant and each further agrees that service of any process, summons, notices or document by U.S. registered mail to the address set forth herein shall be effective service of process for any action, suit or proceeding brought against him in any such court.

      11. GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

      12. ASSIGNMENT. Neither this Agreement nor any right, duty or obligation arising under it may be assigned by either party without the prior written consent of the other party. Notwithstanding the foregoing, in the event of the merger or consolidation of the Corporation with any other corporation or corporations, the sale by the Corporation of a major portion of its assets or of its business and good will, or any other corporate reorganization involving the Corporation, this Agreement may, without the Employee's written consent, be assigned and transferred to such successor in interest as an asset of the Corporation upon such assignee assuming the Corporation's obligation hereunder, in which event the Employee agrees to continue to perform his duties and obligations, according to the terms hereof, to or for such assignee or transferee of this Agreement; provided, however, that the Corporation will remain secondarily liable as guarantor of such assignee or transferee's obligations to the Employee hereunder.

      13. NATURE OF RELATIONSHIP. Nothing in this Agreement shall be construed as establishing the parties as partners or joint venturers.

      14. BINDING NATURE OF AGREEMENT; ENTIRE AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, representatives and successors. This Agreement supersedes all prior agreements, representations or understandings, oral or written, express or implied with respect to the subject matter hereof.

      15. AMENDMENTS. No amendment to this Agreement shall be valid unless in writing signed by both of the parties.

      16. RESOLUTION OF DISPUTES. The rights of the parties under this Agreement and concerning the employment relationship shall be determined, in the event of a dispute, by an independent arbitrator selected in accordance with the rules of the American Arbitration Association and the decision of the arbitrator shall be final and binding on both parties. To the maximum extent permitted by law, the parties waive their rights to a determination of any such issues by a court or jury. In the event either party resorts to arbitration or other legal action to resolve a dispute arising under this Agreement, the prevailing party shall be entitled to recover the costs and expenses incurred in connection with such arbitration or action from the other party, including, without limitation, reasonable attorneys' fees. For purposes of this Section, the term "dispute" means all controversies or claims relating to terms, conditions or privileges of employment, including, without limitation, claims for breach of contract, discrimination, harassment, wrongful discharge, misrepresentation, defamation, emotional distress or any other personal injury, but excluding claims for unemployment compensation or worker's compensation. This Section shall survive the termination of this Agreement.

      17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute one and the same agreement. This Agreement shall not become effective until it has been executed by both of the parties hereto.

      18. HEADINGS. The headings used in this Agreement are for convenience of reference only and shall have no force or effect in the construction or interpretation of the provisions of this Agreement.

      19. NOTICES. All notices, requests, demands, and other communications required or permitted by this Agreement shall be in writing (unless otherwise specifically provided herein) to the addresses of the parties set forth below and shall be deemed to have been received: (a) three (3) days after deposit in the U.S. mail, postage prepaid, registered or certified, and addressed to either party at the addresses set forth below, or to such changed address as either party may have given to the other by notice in the manner herein provided; or
(b) upon personal delivery.

      If to the Corporation:  BSC-NY, Inc.
                              c/o PHC, Inc.
                                          200 Lake St.
                              Suite 102
                              Peabody, MA 01960

      With a copy to:         Arent Fox Kintner Plotkin & Kahn
                              1675 Broadway
                              New York, N.Y. 10019
                              Attn: Jerome T. Levy, Esq.

      If to the Employee:     Yakov Burstein, Ph.D.
                              54-19 59th Ave.
                              Elmhurst, N.Y. 11373

      With a copy to:         Harvey Z. Werblowsky, Esq.
                              McDermott, Will & Emery
                              50 Rockefeller Plaza
                              New York, N.Y. 10020

      20. SEVERABILITY. Nothing contained in this Agreement shall be construed to require the commission of any act contrary to law, and whenever there is any conflict between any provision of this Agreement and any statute, law, ordinance or regulations the statute, law, ordinance or regulation shall prevail. In such event, and in any case in which any provision of this Agreement is determined to be in violation of a statute, law, ordinance or regulation, the affected provision(s) shall be limited only to the extent necessary to bring it within the requirements of the law and, insofar as possible under the circumstances, to carry out the purposes of this Agreement. The other provisions of this Agreement shall remain in full force and effect, and the invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of the other provisions of this Agreement.

      21. NO WAIVER. The waiver by any party to this Agreement of any breach of any term or condition of this Agreement shall not constitute a waiver of subsequent breaches. No waiver by any party of any provision of this Agreement shall be deemed to constitute a waiver of any other provision.

      22. NO REQUIREMENT TO REFER. It is not a purpose of this Agreement to induce or encourage the referral of patients, and there is no requirement under this Agreement, or under any other agreement between the practice and the Employee, that the Employee refer any patient to the PC or to any other entity for the delivery of health care items or services. The compensation paid to the Employee under this Agreement is made for services and obligations as set forth in this Agreement, and no payment made under this Agreement is in return for the referral of patients or in return for purchasing, leasing, ordering or arranging for any good, facility, item or service from the PC or any other entity.

      IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first above written.


EMPLOYEE                                  BSC-NY, INC.



By:                                                                        By:
      Yakov Burstein, Ph.D.                     Its President

EXHIBIT 10.94
                              CONSULTING AGREEMENT


      THIS CONSULTING AGREEMENT is entered into this 1st day of November, 1996, (the "Effective Date") by and between BSC-NY, a New York corporation (the "Corporation"), and Irwin Mansdorf, Ph.D (the "Consultant").

                              W I T N E S S E T H:

      WHEREAS, the Corporation is in the business of providing management and administrative services; and

      WHEREAS, Perlow Physicians, P.C. (the "P.C.") is a New York professional corporation that provides psychotherapy services; and

      WHEREAS, the Corporation has been retained by the P.C. to provide administrative and management services in support of the P.C.'s provision of psychotherapy services; and

      WHEREAS, the Corporation desires to retain the Consultant on the terms and conditions hereafter set forth, and the Consultant desires to accept such engagement.

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Corporation hereby retains the Consultant to provide consulting services and the Consultant hereby agrees to provide such consulting services to the Corporation, upon the following terms and conditions:

      1. DUTIES. The Consultant is hereby retained by the Corporation to perform marketing and business development services. The Consultant shall at all times comply with all policies and procedures of the Corporation, copies of which shall be provided to the Consultant by the Corporation, and incorporated by reference into this Agreement when initialed by the Consultant.

      2. TIME REQUIREMENTS. Subject to the provisions of Section 5 hereof, the Consultant agrees to devote one hundred (100) hours per month during the term of this Agreement to the affairs and activities of the Corporation.

      3. COMPENSATION. Subject to the provisions of Section 5 hereof, the Corporation agrees to pay to the Consultant as compensation for his services hereunder a salary at an annual rate of one hundred twenty five thousand dollars ($125,000.00) per year. Any and all compensation to be paid to Consultant pursuant to this Section 3 and under the Consulting Agreement between Consultant and the P.C. of even date herewith (the "P.C. Agreement") shall be paid by the P.C.

      4. REIMBURSEMENT OF EXPENSES. Subject to the provisions of Section 5 hereof, the Corporation will provide the Consultant with an automobile allowance or $475.00 per month. The Corporation shall reimburse the Consultant for all reasonable and necessary business expenses incurred by him in the performance of his duties hereunder, to include parking expenses, cellular phone expenses and beeper expenses. The Corporation shall also reimburse the Consultant for membership dues in professional organizations bearing direct relationship to the Consultant's duties in connection with this Agreement.

      5. DUPLICATION OF TIME REQUIREMENTS AND COMPENSATION. Any hours of time devoted by Consultant to his responsibilities pursuant to Section 2 of this Agreement shall offset the number of hours Consultant is required to
devote to his responsibilities under the P.C. Agreement.    Any right to
compensation or reimbursement of item of expense paid by the Corporation to the Consultant pursuant to Section 3 and 4 of this Agreement shall be offset by such compensation or such reimbursement of item of expense to be provided by the Corporation to Consultant under the P.C. Agreement.

      6. REPRESENTATIONS. WARRANTIES AND COVENANTS OF THE CORPORATION. The Corporation represents and warrants at all times during the term of this Agreement that:

            6.1 The Corporation is a duly formed corporation organized, validly existing and in good standing under the laws of the State of New York.

            6.2 The Corporation has the corporate power and authority to enter into this Agreement and to carry on its business as currently conducted.

            6.3 Within 90 days of the Effective Date of this Agreement, the Corporation shall employ a qualified Chief Operating Officer to manage the affairs of the Corporation. Should the employment of the Chief Operating Officer be terminated for any reason, the Corporation shall hire a replacement within 90 days thereafter. The Corporation shall confer with the Consultant prior to the hiring of an initial or replacement Chief Operating Officer.

      7.    TERM; BASIS FOR TERMINATION.  Subject to the provisions of this
Section 7, the term of this Agreement shall be for three (3) years, commencing on the Effective Date. This Agreement shall terminate on the earlier to occur of the following:

            7.1   The death of the Consultant;

            7.2 The permanent disability of the Consultant at any time. The Consultant shall be deemed to have become permanently "disabled" when by reason of a physical or mental disability or incapacity he shall have failed or is unable to perform his customary duties and activities on behalf of the Corporation for a consecutive period of four (4) months or for any six (6) months within any twelve (12) month period; or

            7.3 At any time by the Corporation for "cause" which, for purposes of this Agreement, shall mean (a) willful and serious or habitual failure of the Consultant to perform his duties hereunder in all material respects which is not remedied within 30 days after the receipt of notice thereof from the Corporation; (b) gross misconduct, fraud or embezzlement by the Consultant.

      8. GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

      9. ASSIGNMENT. Neither this Agreement nor any right, duty or obligation arising under it may be assigned by either party without the prior written consent of the other party. Notwithstanding the foregoing, in the event of the merger or consolidation of the Corporation with any other corporation or corporations, the sale by the Corporation of a major portion of its assets or of its business and good will, or any other corporate reorganization involving the Corporation, this Agreement may, without the Consultant's written consent, be assigned and transferred to such successor in interest as an asset of the Corporation upon such assignee assuming the Corporation's obligation hereunder, in which event the Consultant agrees to continue to perform his duties and obligations, according to the terms hereof, to or for such assignee or transferee of this Agreement; provided, however, that the Corporation will remain secondarily liable as guarantor of such assignee or transferee's obligations to the Consultant hereunder.

       10. NATURE OF RELATIONSHIP. For the purposes of this Agreement and all services to be provided hereunder, the parties shall be, and shall be deemed to be independent contractors and not agents or employees of each party. Nothing in this Agreement shall be construed as establishing the parties as partners or joint venturers.

      11. BINDING NATURE OF AGREEMENT; ENTIRE AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, representatives and successors. This Agreement supersedes all previous employment agreements and any amendments thereto entered into between the Consultant and the Corporation concerning the subject matter of this Agreement, prior agreements, representations or understandings, oral or written, express or implied with respect to the subject matter hereof.

      12. AMENDMENTS. No amendment to this Agreement shall be valid unless in writing, signed by both of the parties.

      13. RESOLUTION OF DISPUTES. The rights of the parties under this Agreement and concerning the consulting relationship shall be determined, in the event of a dispute, by an independent arbitrator selected in accordance with the rules of the American Arbitration Association and the decision of the arbitrator shall be final and binding on both parties. To the maximum extent permitted by law, the parties waive their rights to a determination of any such issues by a court or jury. In the even that either party resorts to arbitration or other legal action to resolve a dispute arising under this Agreement, the prevailing party shall be entitled to recover the costs and expenses incurred in connection with such arbitration or action from the other party, including, without limitation, reasonable attorney's fees. For purposes of this Section, the term "dispute" means all controversies or claims relating to terms, conditions or privileges of employment, including, without limitation, claims for breach of contract, discrimination, harassment, wrongful discharge, misrepresentation, defamation, emotional distress or any other personal injury, but excluding claims for unemployment compensation or worker's compensation. This Section shall survive the termination of this Agreement.

      14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute one and the same agreement. This Agreement shall not become effective until it has been executed by both of the parties hereto.

      15. HEADINGS. The headings used in this Agreement are for convenience of reference only and shall have no force or effect in the construction or interpretation of the provisions of this Agreement.

      16. NOTICES. All notices, requests, demands, and other communications required or permitted by this Agreement shall be in writing (unless otherwise specifically provided herein) to the addresses of the parties set forth below and shall be deemed to have been received: (a) three (3) days after deposit in the U.S. mail, postage prepaid, registered or certified, and addressed to either party at the addresses set forth below, or to such changed address as either party may have given to the other by notice in the manner herein provided; or
(b) upon personal delivery.

      If to the Corporation:  BSC-NY, Inc.
                              c/o PHC, Inc.
                              200 Lake St., Suite 102
                              Peabody, MA.
01960

      With a copy to:         Arent Fox Kintner Plotkin & Kahn
                              1675 Broadway
                              New York, N.Y. 10019
                              Attn: Jerome T. Levy, Esq.

      If to the Consultant:   Irwin Mansdorf, Ph.D.
                              94-19 59th Ave.
                              Elmhurst, N.Y.  11373

      With a copy to:         Harvey Z. Werblowsky, Esq.
                              McDermott, Will & Emery
                              50 Rockefeller Plaza
                              New York, N.Y.  10020

      16. SEVERABILITY. Nothing contained in this Agreement shall be construed to require the commission of any act contrary to law, and whenever there is any conflict between any provision of this Agreement and any statute, law, ordinance or regulation, the statute, law, ordinance or regulation shall prevail. In such event, and in any case any provision of this Agreement is determined to be in violation of a statute, law, ordinance or regulation, the affected provision(s) shall be limited only to the extent necessary to bring it within the requirements of the law and, insofar as possible under the circumstances, to carry out the purposes of this Agreement. The other provisions of this Agreement shall remain in full force and effect, and the invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of the other provisions of this Agreement.

      17. NO WAIVER. The waiver by any party to this Agreement of any breach of any term or condition of this Agreement shall not constitute a waiver of subsequent breaches. No waiver by any party of any provision of this Agreement shall be deemed to constitute a waiver of any other provision.

      18. NO REQUIREMENT TO REFER. It is not a purpose of this Agreement to induce or encourage the referral of patients, and there is no requirement under this Agreement, or under any other agreement between the practice and the Consultant, that the Consultant refer any patient to the P.C. or to any other entity for the delivery of health care items or services. The compensation paid to the Consultant under this Agreement is made for professional services and obligations as set forth in this Agreement, and no payment made under this Agreement is in return for the referral of patients or in return for purchasing, leasing, ordering or arranging for any good, facility, item or service from the P.C. or any other entity.

      IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first above written.

CONSULTANT                                BSC-NY, INC.



By:                                       By:
       Irwin Mansdorf, Ph.D.                     Its President

EXHIBIT 10.95

G:\LEVYJ\MEMO\MERGAGT.015
                                       iii

                                TABLE OF CONTENTS

                                      PAGE

          ARTICLE I

                                                     THE MERGER.................................................  1
                  SECTION 1.1  THE MERGER.......................................................................  1
                  SECTION 1.2 EFFECTIVE TIME....................................................................  1
                  SECTION 1.3 EFFECTS OF THE MERGER.............................................................  1
                  SECTION 1.4 CERTIFICATE OF INCORPORATION AND BYLAWS...........................................  1
                  SECTION 1.5 DIRECTORS.........................................................................  1
                  SECTION 1.6 OFFICERS..........................................................................  2
                  SECTION 1.7 CONVERSION OF SHARES..............................................................  2
                  SECTION 1.8 CHANGE OF CONTROL; ESTABLISHMENT OF MERGER CONSIDERATION FLOOR....................  4
                  SECTION 1.9 CONVERSION OF MERGER SUB COMMON STOCK.............................................  5

          ARTICLE II
                                                 EXCHANGE OF SHARES.............................................  5
                  SECTION 2.1 EXCHANGE OF CERTIFICATES..........................................................  5
                  SECTION 2.2 NO FURTHER OWNERSHIP RIGHTS IN THE COMPANY COMMON STOCK...........................  5
                  SECTION 2.3 NO FRACTIONAL SHARES..............................................................  5
                  SECTION 2.4 NO LIABILITY......................................................................  5

         ARTICLE III
                               REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB..........................  6
                  SECTION 3.1  DUE ORGANIZATION.................................................................  6
                  SECTION 3.2  INTERIM OPERATION OF MERGER SUB..................................................  6
                  SECTION 3.3  AUTHORITY........................................................................  6
                  SECTION 3.4  BOARD AND SHAREHOLDER APPROVAL...................................................  6
                  SECTION 3.5  CAPITALIZATION...................................................................  7
                  SECTION 3.6  SEC REPORTS AND FINANCIAL STATEMENTS.............................................  7
                  SECTION 3.7  VALIDITY.........................................................................  8
                  SECTION 3.8  LEGAL PROCEEDINGS................................................................  8
                  SECTION 3.9  HART-SCOTT-RODINO................................................................  9

         ARTICLE IV
                                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............................  9
                  SECTION 4.1 DUE ORGANIZATION..................................................................  9
                  SECTION 4.2 SUBSIDIARY........................................................................  9
                  SECTION 4.3 AUTHORITY.........................................................................  9
                  SECTION 4.4  BOARD AND SHAREHOLDER APPROVAL...................................................  9
                  SECTION 4.5  CAPITALIZATION................................................................... 10
                  SECTION 4.6 EXECUTION, DELIVERY AND PERFORMANCE............................................... 10
                  SECTION 4.7  INCOME TAX RETURNS............................................................... 11
                  SECTION 4.8 ERISA............................................................................. 11
                  SECTION 4.9  REAL PROPERTY AND REAL ESTATE LEASES............................................. 13
                  SECTION 4.10  OPERATING EQUIPMENT............................................................. 14
                  SECTION 4.11  EMPLOYEE MATTERS................................................................ 14
                  SECTION 4.12  LICENSES AND PERMITS............................................................ 14
                  SECTION 4.13  CONTRACTS AND COMMITMENTS....................................................... 15
                  SECTION 4.14  TAXES........................................................................... 15
                  SECTION 4.15  LEGAL PROCEEDINGS............................................................... 16
                  SECTION 4.16  INVESTMENTS..................................................................... 16
                  SECTION 4.17  CONDUCT OF BUSINESS............................................................. 16
                  SECTION 4.18  COMPLIANCE WITH APPLICABLE LAWS................................................. 17
                  SECTION 4.19  UNDISCLOSED LIABILITIES......................................................... 17
                  SECTION 4.20  BANKING RELATIONSHIPS........................................................... 18
                  SECTION 4.21  INSURANCE....................................................................... 18
                  SECTION 4.22  MINUTE BOOKS.................................................................... 18
                  SECTION 4.23  CASH FLOW....................................................................... 18
                  SECTION 4.24  DISCLOSURE...................................................................... 18
                  SECTION 4.25  ABSENCE OF CERTAIN CHANGES...................................................... 18
                  SECTION 4.26  SUFFOLK COUNTY.................................................................. 18



                                    ARTICLE V
                                      CONDUCT OF BUSINESSES PENDING THE MERGER.................................. 19

         ARTICLE VI
                                                ADDITIONAL AGREEMENTS........................................... 19
                  SECTION 6.1  ACCESS TO INFORMATION............................................................ 19
                  SECTION 6.2.  LEGAL CONDITIONS TO MERGER...................................................... 19
                  SECTION 6.3.  STOCK EXCHANGE LISTING.......................................................... 20
                  SECTION 6.4  NOTIFICATION OF CERTAIN MATTERS.................................................. 20
                  SECTION 6.5  SUPPLEMENTAL DISCLOSURE.......................................................... 21
                  SECTION 6.6  ADDITIONAL AGREEMENTS; BEST EFFORTS.............................................. 21
                  SECTION 6.7  RECORD RETENTION................................................................. 21
                  SECTION 6.8  EMPLOYMENT WITH THE BUSINESS..................................................... 22
                  SECTION 6.9  CONSULTING AGREEMENTS............................................................ 22
                  SECTION 6.10  ACCOUNTS RECEIVABLE............................................................. 22

         ARTICLE VII
                                                      COVENANTS................................................. 22
                  SECTION 7.1  CONDUCT OF BUSINESS BY PARENT AND SURVIVING CORPORATION.......................... 22
                  SECTION 7.2  NO SOLICITATION BY PARENT AND SURVIVING CORPORATION.............................. 23
                  SECTION 7.3  CERTAIN OPERATIONAL MATTERS...................................................... 23

         ARTICLE VIII
                                                     CONDITIONS................................................. 24
                  SECTION 8.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER........................ 24
                  SECTION 8.2 CONDITIONS TO OBLIGATION OF THE COMPANY TO EFFECT THE MERGER...................... 25
                  SECTION 8.3 CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER SUB TO EFFECT THE MERGER........... 27
                  SECTION 8.4 OTHER AGREEMENTS.................................................................. 27

         ARTICLE IX
                                                     TERMINATION................................................ 27
                  SECTION 9.1 TERMINATION....................................................................... 27
                  SECTION 9.2  EFFECT OF TERMINATION............................................................ 28
                  SECTION 9.3  AMENDMENT........................................................................ 28
                  SECTION 9.4  EXTENSION; WAIVER................................................................ 28

         ARTICLE X
                                               COVENANT NOT TO COMPETE.......................................... 29
                  SECTION 10.1  COVENANTS....................................................................... 29
                  SECTION 10.2  ANCILLARY OBLIGATIONS........................................................... 30
                  SECTION 10.3  ENFORCEMENT..................................................................... 30
                  SECTION 10.4  SUCCESSORS AND ASSIGNS.......................................................... 30

         ARTICLE XI
                             SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION
 ................................................................................................................ 30
                  SECTION 11.1 SURVIVAL......................................................................... 30
                  SECTION 11.2  STATEMENTS AS REPRESENTATIONS................................................... 30
                  SECTION 11.3  CLAIMS AGAINST PROMISSORY OBLIGATIONS AND EARN OUT PAYMENTS..................... 31
                  SECTION 11.4  INDEMNIFICATION BY THE STOCKHOLDERS. ........................................... 33
                  SECTION 11.5  INDEMNIFICATION BY PARENT AND THE SURVIVING CORPORATION......................... 33
                  SECTION 11.6  NOTICE AND DEFENSE OF INDEMNIFICATION CLAIMS.................................... 33
                  SECTION 11.7  LIMITATION ON RIGHT OF SET-OFF AND INDEMNIFICATION.............................. 35

         ARTICLE XII
                               DISPUTE RESOLUTION
 ................................................................................................................ 35
                  SECTION 12.1  NEGOTIATED RESOLUTION........................................................... 35
                  SECTION 12.2  MEDIATION....................................................................... 36
                  SECTION 12.3  ARBITRATION..................................................................... 36

         ARTICLE XIII
                               GENERAL PROVISIONS
 ................................................................................................................ 36
                  SECTION 13.1 EXPENSES......................................................................... 36
                  SECTION 13.2 COUNTERPARTS..................................................................... 36
                  SECTION 13.3 CONSENT TO JURISDICTION; APPLICABLE LAW.......................................... 36
                  SECTION 13.4 ANNOUNCEMENTS.................................................................... 37
                  SECTION 13.5 NOTICES.......................................................................... 37
                  SECTION 13.6 ASSIGNMENT....................................................................... 38
                  SECTION 13.7 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES; RIGHTS OF OWNERSHIP.............. 38
                  SECTION 13.8 CAPTIONS......................................................................... 38



                          AGREEMENT AND PLAN OF MERGER

          Agreement and Plan of Merger dated as of October 31, 1996, by and among PHC, Inc., a Massachusetts corporation ("Parent"), BSC-NY, Inc., a New York corporation and a direct, wholly-owned subsidiary of Parent ("Merger Sub"), Behavioral Stress Center, Inc., a New York corporation (the "Company"),



Irwin Mansdorf, a shareholder of the Company and resident of New York State ("Mansdorf"), and Yakov Burstein, a shareholder of the Company and resident of New York State ("Burstein") (Mansdorf and Burstein sometimes are referred to hereinafter collectively as the "Stockholders" and individually each as a "Stockholder").


                                    ARTICLE I
                                   THE MERGER

     THE MERGER. Subject to the terms and conditions hereof, and in accordance with the New York Business Corporation Law (the "Corporation Law"), the Company will be merged with and into the Merger Sub (the "Merger"), as soon as practicable following the satisfaction or waiver of the conditions set forth in
Article VIII hereof. Following the Merger, the Merger Sub shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of the Company shall cease.

EFFECTIVE TIME. The Merger shall be consummated by the filing by the New York Department of State of a certificate of merger in substantially such form as is annexed hereto as Exhibit A, and executed in accordance with the relevant provisions of the New York Business Corporation Law (the time of such filing being the "Effective Time").

     EFFECTS OF THE  MERGER.  The Merger  shall  have the  effects  set forth in
Section 906 of the New York Business Corporation Law. As of the Effective Time, the Merger Sub shall be a wholly owned subsidiary of Parent.

     CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of Merger Sub as in effect at the Effective Time shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation, provided that Article "FIRST" of the Certificate of Incorporation of the Surviving Corporation shall be amended to read in its entirety as follows: "The name of the Corporation is "Behavioral Stress Center, Inc."

     DIRECTORS. The directors of Merger Sub at the Effective Time shall be the directors of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Bylaws of the Surviving Corporation, or as otherwise provided by law.

OFFICERS. The officers of the Merger Sub at the Effective Time shall be the officers of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed in the manner provided in the Bylaws of the Surviving Corporation, or as otherwise provided by law.

CONVERSION OF SHARES. (a) Each share of common stock, no par value per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares held by the Company or any subsidiary of the Company, which shall be cancelled, by virtue of the Merger and without any action on the part of the holder thereof) shall be converted into the right to receive the Merger Consideration (as hereinafter defined), payable to the holder thereof, without any interest thereon, upon surrender of the certificate representing such share of the Company Common Stock.

          (b) As used in this Agreement, "Merger Consideration" per share of Company Common Stock shall mean:

          (i) the greater of (x) 625 shares of Class A Common Stock of Parent ("Parent Stock") or (y) that number of shares of Parent Stock equal to $5,625 divided by the Market Price (as hereinafter defined) per share on the date of closing (the "Closing") which shall take place at 10:00 a.m. at the offices of Arent Fox Kintner Plotkin & Kahn, 1675 Broadway, 25th Floor, New York, NY 10019 as of October 31, 1996 (the "Closing Date"). For purposes of this Agreement, Market Price shall mean the average per share closing price on the principal stock exchange or market where Parent Stock is then traded during the 10 consecutive trading days ending on the trading day prior to the date "Market Price" is being determined, plus

          (ii) an amount of Parent Stock and cash with respect to each of th first three (3) Fiscal Years (as hereinafter defined) of the Surviving Corporation after the Closing Date payable on the ninetieth (90th) day following the end of such Fiscal Year (each, a "Payout Date") equal to (.49) multiplied by the Earn Out Income (as hereinafte defined) for such Fiscal Year divided by
(160), plus

          (iii) an additional amount of Parent Stock and cash payable on the Payout Date following the third Fiscal Year of the Surviving Corporation after the Closing Date, equal to (.49) multiplied by (4), multiplied by the Earn Out Income for such Fiscal Year divided by (160) (the "Third Year Payment") plus

          (iv) an additional cash amount payable on the date ninety (90) day after the closing Date equa l to the amount of the accounts receivable of the Company and the Company Sub (as hereinafter defined) as of the Closing Date ("A/R") to the extent A/R have been collected on or prior to such ninetieth day divided by (160) plus (v) an additional cash amount payable on the date one hundred eighty (180) days after the Closing Date (and each six month period thereafter) equal to A/R to the extent A/R have been collected after the ninetieth day following the Closing Date but on or prior to such 180th day divided by (160) (or during such six month period).


          (c) The payment on each Payout Date shall consist of one-half cash and one-half Parent Stock provided such payment shall include no more than $200,000 of Parent Stock. Notwithstanding the foregoing, (i) to the extent the total Merger Consideration (including amounts payable pursuant to Section 1.7(b)(i),
(ii), (iii), (iv) and (v)) at any time would result in 50% or more of such Merger Consideration being non-stock in nature, the excess of the Merger Consideration above such 50% threshold will be payable in Parent Stock, and (ii) each Stockholder may elect to receive any higher percentage of Parent Stock. Parent Stock shall be valued when issued based on the Market Price on each Payout Date or issue date for purposes of this section.

          (d) The term "Earn Out Income" for any Fiscal Year shall mean the consolidated net income before taxes of the Surviving Corporation and its subsidiary, Professional Health Associates, Inc. (the "Company Sub"), for such Fiscal Year, determined in accordance with generally accepted accounting principles ("GAAP"). In no event shall any management or similar fee charged by Parent or any of its Subsidiaries (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act")) to the Surviving Corporation or any of its Subsidiaries be deemed an expense in determining such consolidated net income. Any management or similar fee charged by the Surviving Corporation or any of its Subsidiaries to Perlow Physicians, P.C., a New York corporation (the "PC"), shall be included in revenue in determining such consolidated net income. In no event shall any obligations of
(i) the PC, Parent and any of their Subsidiaries (including Merger Sub) to the Stockholders, Clinical Associates or Clinical Diagnostics under that certain agreement for purchase and sale of assets of even date herewith among Parent, Merger Sub, the PC, Clinical Associates, Clinical Diagnostics and the Stockholders and (ii) Parent and any of its Subsidiaries to the Stockholders under this Agreement, other than under the Burstein Employment Agreement and the Mansdorf Consulting Agreement or any payment for psychotherapy services by the PC, be deemed an expense in determining such consolidated net income; provided, however, that depreciation and amortization arising out of the transactions referred to in clauses (i) and (ii) above may be deducted as an expense in computing Earn Out Income to the extent that such depreciation and amortization does not exceed $250,000 in each of the first two (2) Fiscal Years of the Surviving Corporation and $500,000 in the third Fiscal Year of the Surviving Corporation. Notwithstanding the foregoing, all direct out-of-pocket ordinary and necessary costs and expenses paid or incurred by Parent or any of its Subsidiaries on behalf of the Surviving Corporation and the Company Sub shall be reflected as an expense of the Surviving Corporation and the Company Sub. The term "Fiscal Year" shall mean the twelve month period ended on the first anniversary of Closing Date and each successive twelve month period thereafter.

          (e) In the event the Surviving Corporation or any of its Subsidiaries plans to acquire (by merger, consolidation, purchase or otherwise) any psychotherapy practice or provider of management services in connection therewith (an "Acquisition"), Parent shall provide the Stockholders with a notice ("Acquisition Notice") including the terms of the Acquisition and the parties thereto in reasonable detail, copies of any agreements or instruments to be executed in connection with the Acquisition and, if then available, a computation (the "Computation") of the maximum depreciation and amortization expenses per year to be borne by the Surviving Corporation or any of its Subsidiaries in connection with the Acquisition. Promptly (but no more than 10 business days) after receipt of any Acquisition Notice for an Acquisition, the Stockholders shall elect whether or not such Acquisition shall be reflected in Earn Out Income. If the Stockholders elect to include such Acquisition in Earn Out Income, the operating results resulting from such Acquisition including depreciation and amortization shall be reflected in Earn Out Income. If the Stockholders elect not to include such Acquisition in Earn Out Income, such operating results, depreciation and amortization shall not be reflected in Earn Out Income. If the Stockholders elect to include in Earn Out Income any Acquisition the Acquisition Notice for which did not include a Computation, Parent shall provide the Stockholders with a supplemental Acquisition Notice including a Computation as soon as it is available. Promptly (but no more than 10 business days) after receipt of such supplemental Acquisition Notice, the Stockholders may change their election as to whether or not such Acquisition shall be reflected in Earn Out Income. If Parent or any of its Affiliates (as such term is defined in Rule 405 promulgated under the Securities Act) (other than the Surviving Corporation or any of its Subsidiaries) plans to acquire (either by merger, consolidation, purchase or otherwise) any psychotherapy practice or provider of management services in connection therewith located more than 100 miles from New York City that was introduced to Parent by Mansdorf or Burstein, Parent shall provide the Stockholders with an Acquisition Notice with respect thereto in accordance with this Section 1.7(e) as if the Surviving Corporation or any of its Subsidiaries were making the acquisition and the Stockholders shall have the election rights with respect thereto specified above.

          (f) Any dispute as to the determination of Earn Out Income shall be settled in the manner provided in Article XII.

CHANGE OF CONTROL; ESTABLISHMENT OF MERGER CONSIDERATION FLOOR. In the event of a "change of control" with OR respect to Parent, Parent's minimum obligation to pay the Merger Consideration shall be immediately determined and fixed. A "change of control" with respect to Parent means the occurrence of one or more of the following: (a) Bruce A. Shear ceases to be the chief executive officer of Parent; (b) Bruce A. Shear ceases to be the president of Parent; (c) Parent ceases to own at least 51% of the voting securities of the Surviving
Corporation;  or  (d)  the  sale,  exchange,   transfer,   assignment  or  other
disposition, whether voluntary or involuntary (but not including a pledge or grant of another form of security interest) of the assets constituting the business of the Company as such assets exist on the Closing Date by the Surviving Corporation. In the event Parent's minimum obligation to pay the Merger Consideration is determined pursuant to this section as a result of a change in control, any Merger Consideration for any Fiscal Year not yet ended at the time of such change in control shall be calculated based on the greater of
(i) Earn Out Income for such Fiscal Year as set forth in Section 1.7 and (ii) Earn Out Income for the Fiscal Year ended immediately prior to such change in control (or, if no full Fiscal Year has yet ended, an annualized amount based on the partial Fiscal Year ended on the date of the change of control). E.G., if a change in control occurs nine months after the Closing Date, the Merger Consideration per share of Company Common Stock pursuant to Section 1.7(b) (ii & iii) shall be no less than an amount equal to (.49) multiplied by (7), multiplied by the Earn Out Income of the Company and the Company Sub for such nine month period multiplied by (12) divided by (9) divided by (160). Nothing in this section affects the time Parent shall be obligated to pay Merger Consideration, it being understood that this section merely establishes the minimum amount of such Merger Consideration upon the occurrence of a change in control with respect to Parent.

CONVERSION OF MERGER SUB COMMON STOCK. Each share of common stock, no par value per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchangeable for one share of common stock of the Surviving Corporation.


                                   ARTICLE II
                               EXCHANGE OF SHARES

EXCHANGE OF CERTIFICATES. (a) EXCHANGE PROCEDURES. At the Effective Time, Parent shall deliver the Parent Stock to the holders of record of Company Common Stock upon surrender of the certificates representing such shares of Company Common Stock in accordance with Section 1.7(a). On each Payout Date, Parent shall pay to the shareholders of the Company immediately prior to the Effective Time Merger Consideration in the form of cash or Parent Stock, as the case may be, in accordance with Section 1.7(b)(ii) and (iii). For purposes of this Agreement, all payments of cash shall be made by bank or certified check or by wire transfer into the account or accounts designated by the shareholders of the Company immediately prior to the Effective Time.

NO FURTHER OWNERSHIP RIGHTS IN THE COMPANY COMMON STOCK. After the surrender for exchange of shares of the Company Common Stock in accordance with the terms hereof, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of the Company Common Stock which were outstanding immediately prior to the Closing Date. If, after the Effective Time, Certificates are presented to Parent or the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article II.

NO FRACTIONAL SHARES. No certificate or scrip representing fractional shares of Parent Stock shall be issued upon the surrender for exchange of Certificates. In lieu of any fractional share of Parent Stock which a holder of the Company Common Stock otherwise would be entitled to receive, such holder shall receive one full share of Parent Stock.

NO LIABILITY. None of Parent, Merger Sub, the Company, the Company Sub or the Surviving Corporation shall be liable to any holder of shares of the Company Common Stock for any Merger Consideration (or dividends or distributions with respect to Parent Stock included therein) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.


                                   ARTICLE III
             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

   Parent and Merger Sub hereby represent and warrant to the Company as of the date hereof follows:

DUE ORGANIZATION. Parent is a business corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with full power and authority and all requisite licenses, permits and franchises to own, lease and operate its assets and to carry on the business in which it is engaged. Merger Sub is a business corporation duly organized and validly existing under the laws of the State of New York, with full power and authority and all requisite licenses, permits and franchises to own, lease and operate its assets and to carry on the business in which it is engaged. Each of Parent and Merger Sub has delivered to the Company a true, correct and complete copy of its respective Certificate of Incorporation and Bylaws. Parent is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure so to qualify or to be in good standing would not have a material adverse effect on its business or the results of its operations or its financial condition.

 INTERIM OPERATION OF MERGER SUB. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

 AUTHORITY. Each of Parent and Merger Sub has full right, power and authority, without the consent of any other person, to execute and deliver this Agreement and to carry out the transactions contemplated hereby. Each of Parent, Merger Sub and (as of the Closing) the PC has full right, power and authority, without the consent of any other person, to execute and deliver all other agreements being delivered in connection herewith to which it is a party, including an employment agreement with Burstein (the "Employment Agreement"), a consulting agreement with Mansdorf (the "Consulting Agreement"), and a registration rights agreement (the "Registration Rights Agreement" and collectively with all other agreements, the "Ancillary Agreements"), and to carry out the transactions contemplated thereby. All corporate and other acts or proceedings required to be taken by Parent and Merger Sub to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and properly taken.

BOARD AND SHAREHOLDER APPROVAL. This Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby have been approved and adopted by the requisite vote of the board of directors of Parent and the board of directors and shareholders of Merger Sub. No vote of Parent's shareholders is required in connection with this Agreement and the Ancillary Agreements or the transactions contemplated hereby or thereby.

CAPITALIZATION. As of the date hereof, the authorized capital stock of Parent consists of (i) 10,000,000 shares of Parent Stock, of which, as of the date hereof, 2,327,624 shares are issued and outstanding and no shares are held in treasury; (ii) 2,000,000 shares of Class B Common Stock, of which, as of the date hereof, 806,556 shares are issued and outstanding and no shares are in treasury; (iii) 200,000 shares of Class C Common Stock, of which, as of the date hereof, 199,816 shares are issued and outstanding and no shares are in treasury; and (iv) 1,000,000 shares of preferred stock, of which, as of the date hereof, no shares are issued and outstanding. As of the date hereof, there are outstanding pursuant to Parent's incentive and stock option plans (the "Parent Stock Plans") and other agreements, options to purchase 79,875 shares of Parent capital stock. All the outstanding shares of Parent capital stock are, and all shares of Parent capital stock which are to be issued pursuant to the Merger or which may be issued pursuant to the Parent Stock Plans when issued in accordance with the respective terms thereof will be, duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights in respect thereto. As of the date hereof, no bonds, debentures, notes or other indebtedness having the right to vote (or convertible into securities having the right to vote) ("Voting Debt") of Parent are issued or outstanding. Except as set forth above and except for this Agreement, as of the date hereof, there are no existing options, warrants, calls, subscriptions or other rights or agreements or commitments of any character relating to the issued or unissued capital stock or Voting Debt of Parent or any of its Subsidiaries or obligating Parent or any of its Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or Voting Debt of, or other equity interests in, Parent or of any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests or obligating Parent or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement or commitment. As of the date hereof, the authorized capital stock of Merger Sub consists of 200 shares of Common Stock, no par value per share, of which 100 shares are validly issued, fully paid and nonassessable and are owned directly by Parent.

SEC REPORTS AND FINANCIAL STATEMENTS. Parent has filed with the Securities and Exchange Commission (the "SEC"), and has heretofore made available to the Company, true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Securities Act since its initial public offering (as such documents have been amended since the time of such filing, collectively, the "Parent SEC Documents"). The Parent SEC Documents, including without limitation, any financial statements or schedules included therein, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder, except, in each case, to the extent any Parent SEC Document has been amended prior hereto by a subsequent Parent SEC Document delivered to the Company. The financial statements of Parent included in the Parent SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB of the SEC), and fairly present (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the consolidated financial position of Parent and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

VALIDITY. This Agreement has been, and the documents to be delivered at Closing will be, duly executed and delivered by Parent and Merger Sub and constitute lawful, valid and legally binding obligations of Parent and Merger Sub, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally and by general equity principles. None of the execution, delivery or performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby by Parent or Merger Sub will, with or without the giving of notice or the passage of time, or both, result in the creation of any lien, charge or encumbrance of any kind or the acceleration of any indebtedness or other obligation of Parent or Merger Sub and are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under or a breach of (A) the Certificate of Incorporation or Bylaws of either Parent or Merger Sub, (B) any note, bond, indenture, contract, agreement, permit, license or other instrument to which Parent or Merger Sub is a party or by which they are bound, (C) any order, writ, injunction, decree or judgment of any court or governmental agency, or (D) any law, rule or regulation applicable to Parent or Merger Sub, except, in each case, for such liens, charges, encumbrances, violations, conflicts or defaults the creation or occurrence of which would not have a material adverse effect on the consolidated business or results of operations or financial condition of Parent. No approval, authorization, consent or other order or action of or filing with any person, including any court, administrative agency or other governmental authority is required for the execution and delivery by Parent or Merger Sub of this Agreement or its obligations hereunder or the consummation by Parent or Merger Sub of the transactions contemplated hereby, except for such approvals, authorizations, registrations, consents, orders, actions or filings the failure of which to obtain or make would not have a material adverse effect on the consolidated business or results of operations or financial condition of Parent.

LEGAL PROCEEDINGS. Neither Parent nor Merger Sub is engaged in or a party to or, to the knowledge of Parent or Merger Sub, threatened with any action, suit or other legal proceeding involving the Merger or affecting their ability to engage in the transactions contemplated hereby. Parent and Merger Sub have no knowledge of any investigation involving the Merger and the transactions contemplated hereby pending or threatened by any governmental or regulatory authority, and to the knowledge of Parent and Merger Sub, the Merger or transactions contemplated hereby are not subject to any judgment, order, writ, injunction, stipulation or decree of any court or any governmental agency.

HART-SCOTT-RODINO. With the meaning of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. ss.18a), Bruce A. Shear (including all entities the assets or sales of which are attributable to Mr. Shear for purposes of such Act) has total assets of less than $100,000,000 and total annual net sales of less than $100,000,000, and therefore no party to this Agreement is required to file notification pursuant to such Act in connection with the Merger.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to Parent and Merger Sub as of the date hereof as follows:

DUE ORGANIZATION. The Company is a corporation which is duly organized, validly existing and in good standing under the laws of the State of New York and has full power and authority to conduct its business. The Company has delivered to Parent and Merger Sub a true, correct and complete copy of its Certificate of Incorporation and Bylaws.

SUBSIDIARY. The Company Sub is the sole, wholly-owned subsidiary of the Company. The Company Sub is a corporation which is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has delivered to Parent and Merger Sub a true, correct and complete copy of the Company Sub's Certificate of Incorporation and Bylaws.

AUTHORITY. The Company has full legal right, power and authority, without the consent of any other person, to execute and deliver this Agreement, the Ancillary Agreements to which it is a party and to carry out the transactions contemplated hereby and thereby, except as noted on Schedule 4.3. All acts or proceedings required to be taken by the Company to authorize the execution, delivery and performance of this Agreement, the Ancillary Agreements and all transactions contemplated hereby and thereby including, without limitation, any required shareholder approval, have been duly and properly taken.

BOARD AND SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated hereby have been approved and adopted by the requisite vote of the board of directors and shareholders of the Company.

CAPITALIZATION. The authorized capital stock of the Company consists of 200 shares of the Company Common Stock, of which, as of the date hereof, 160 shares are issued and outstanding and 40 shares are held in treasury. All of the outstanding shares of the Company Common Stock are duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights in respect thereto. As of the date hereof, no Voting Debt of the Company or the Company Sub is issued or outstanding. As of the date hereof, there are no existing options, warrants, calls, subscriptions or other rights or other agreements or commitments of any character relating to the issued or unissued capital stock or Voting Debt of the Company or the Company Sub or obligating the Company or any of its Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or Voting Debt of, or other equity interests in, the Company or the Company Sub or securities convertible into or exchangeable for such shares of equity interests or obligating the Company or the Company Sub to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement or commitment. The Company is not a party to any voting trust or other arrangement or understanding with respect to the voting of the Company Common Stock. As of the date hereof, there are no outstanding contractual obligations of the Company or the Company Sub to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or the Company Sub. All shares of capital stock of the Company Sub are owned by the Company free and clear of any liens, encumbrances, claims, charges, limitations or restrictions (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). As of the Closing Date and at the Closing, the Stockholders are and will be record and beneficial owners of all of the outstanding shares of the Company Common Stock.

EXECUTION, DELIVERY AND PERFORMANCE. This Agreement and the documents executed and delivered by the Company, the Company Sub and the Stockholders pursuant hereto have been duly executed and delivered and constitute lawful, valid and legally binding obligations of the Company, the Company Sub and the Stockholders, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally and by general equity principles. None of the execution, delivery or performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby by the Company, the Company Sub or the Stockholders will, with or without the giving of notice or the passage of time, or both, result in the creation of any lien, charge or encumbrance of any kind or the termination or acceleration of any indebtedness or other obligation of the Company, the Company Sub or the Stockholders and are not prohibited by, do not violate or conflict with any provision of, and do not constitute a default under or a breach of (A) the Certificate of Incorporation of the Company or the Company Sub, (B) any note, bond, indenture, contract, agreement, permit, license or other instrument to which the Company, the Stockholders or the Company Sub or their assets are bound, (C) any order, writ, injunction, decree or judgment of any court or governmental agency, or (D) any law, rule or regulation applicable to the Company, the Stockholders or the Company Sub, except, in each case, for such liens, charges, encumbrances, violations, conflicts or defaults the occurrence of which would not have a material adverse effect on the business or results of operations or financial condition of the Company and the Company Sub, taken as a whole. No approval, authorization, registration, consent, order or other action of or filing with any person, including any court, administrative agency or other governmental authority, is required for the execution and delivery by the Company and the Stockholders of this Agreement, the Ancillary Agreements or the performance of its obligations hereunder or the consummation by the Company and the Company Sub of the Merger and the transactions contemplated hereby, except for such approvals, authorizations, registrations, consents, orders, actions or filings the failure of which to obtain or make would not have a material adverse effect on the business or results of operations or financial condition of the Company and the Company Sub, taken as a whole.

INCOME TAX RETURNS. The federal and state income tax returns of the Company and the Company Sub for the three years ended December 31, 1995 (except New York State and City returns for 1995) attached hereto as Schedule 4.7 are in accordance with the books of account and records of the Company, which are in compliance with law in all material respects, as of the dates and for the periods indicated.

ERISA. (a) Schedule 4.8 contains a true and complete list of each bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance or termination pay, vacation, sick leave, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension, or retirement plan, program, agreement or arrangement, and each other employee benefit plan, program, agreement or arrangement, sponsored, maintained or contributed to or required to be contributed to within two years prior to the date hereof by the Company or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), that together with the Company would be deemed a 'single employer' within the meaning of Section 4001(b) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA"), for the benefit of any employee or former employee of the Company or any ERISA Affiliate, whether formal or informal and whether legally binding or not (the "Plans"). Schedule
4.8 identifies each of the Plans that is an "employee benefit plan," as that term is defined in Section 3(3) of ERISA (such plans being hereinafter referred to collectively as the "ERISA Plans"). Except as disclosed in Schedule 4.8, neither the Company nor any ERISA Affiliate has any formal plan or commitment, whether legally binding or not, to create any additional Plan or modify or change any existing Plan that would affect any employee or terminated employee of the Company or any ERISA Affiliate or to increase the cost or obligation of any existing Plan to the Company or any ERISA Affiliate. Each Plan is being terminated immediately prior to the Closing without liability to the Company as a result of such termination or for the payment of any benefits prior to such termination.

          (b) With respect to each of the Plans, the Company has heretofore delivered or made available to Parent and Merger Sub true and complete copies of each of the following documents:

          (i) a copy of the Plan currently in effect (if it is in writing);

          (ii) a copy of the annual report, if required under ERISA, with respect to each such Plan for the last two Plan years for which such a report is due as of the date hereof;

          (iii) a copy of the most recent Summary Plan Description, together with each subsequent Summary of Material Modifications, if required under ERISA with respect to such Plan;

          (iv) if the Plan is funded through a trust or any third party funding vehicle, a copy of the trust or other funding agreement as currently in effect and the latest financial statements thereof;
          (v) all contracts relating to the Plans with respect to which the Company or any ERISA Affiliate may have any material liability, including, without limitation, insurance contracts, investment management agreements, subscription and participation agreements and record keeping agreements; and

          (vi) the most recent determination letter received from the Internal Revenue Service with respect to each Plan that is intended to be qualified under
Section 401 of the Internal Revenue Code of 1986, as from time to time amended (the "Code").

          (c) None of the ERISA Plans are (or ever have been) subject to Title IV of ERISA.

          (d) Neither the Company nor any ERISA Affiliate, nor any of the ERISA Plans, nor any trust created thereunder, has engaged in a transaction in connection with which the Company or any ERISA Affiliate, any of the ERISA Plans, any such trust, or any trustee or administrator thereof, or any party dealing with the ERISA Plans or any such trust could be subject to either a material civil penalty assessed pursuant to Section 409, 502(i) or 502(l) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code.

          (e) Full  payment has been made,  or will be made in  accordance  with
Section 404(a)(6) of the Code, of all amounts which the Company or any ERISA Affiliate is required to pay under the terms of each of the ERISA Plans and
Section 412 of the Code, and all such amounts properly accrued through the Effective Time with respect to the current plan year thereof will be paid by the Company prior to the Effective Time or will be properly recorded on the Company's financial statements.

          (f) None of the ERISA Plans is a "multiemployer pension plan," as such term is defined in Section 3(37) of ERISA.
          (g) Each of the Plans has been operated and administered in all material respects in accordance with applicable laws, including but not limited to ERISA and the Code.

          (h) (1) Each of the ERISA Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code satisfies in all material respects the requirements of such Section; and

          (2) Each of the ERISA Plans that is intended to satisfy the requirements of Section 125 or 501(c)(9) of the Code satisfies in all material respects the requirements of such Section.

          (i) Except as disclosed in Schedule 4.8, no "leased employee," as that term is defined in Section 414(n) of the Code, performs services for the Company or any ERISA Affiliate.

          (j) Except as disclosed in Schedule 4.8, no Plan provides benefits, including without limitation death or medical benefits (whether or not insured), with respect to current or former employees after retirement or other termination of service other than (i) coverage mandated by applicable law, (ii) death, retirement or other benefits under any "employee pension plan," as that term is defined in Section 3(2) of ERISA, (iii) deferred compensation benefits accrued as liabilities on the financial statements of the Company or the ERISA Affiliates or (iv) benefits the full cost of which is borne by the current or former employee (or his beneficiary).

          (k) The consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee of the Company to severance pay, employment compensation or any other payment, benefit or award,
(ii) accelerate the time of payment, or vesting, or increase the amount of any benefit, award or compensation due any such employee or (iii) constitute a "prohibited transaction" under ERISA or the Code for which an exemption is unavailable. No amounts payable under the Plans will fail to be deductible for federal income tax purposes by virtue of Section 28OG of the Code.

          (l) There are no pending, threatened or anticipated claims or proceedings against any Plan or otherwise involving any such Plan by any employee or beneficiary covered under any such Plan (other than routine claims for benefits under the Plans) or by or before any governmental agency.

REAL PROPERTY AND REAL ESTATE LEASES. Schedule 4.9 sets forth a true, correct and complete list of all real estate owned, leased or used by the Company and the Company Sub including identification of the street address and list of contracts, agreements, leases, subleases, options and commitments, oral or written, affecting such real estate or any interest therein to which the Company or the Company Sub is a party or by which any of its interests in such real property is bound (the "Real Estate Leases"). The Company has delivered to Parent and Merger Sub accurate, correct and complete copies of each Real Estate Lease. Any consents or approvals of any parties required in connection with the assignment of the Real Estate Leases will be obtained prior to the Closing, except as noted on Schedule 4.9. Each Real Estate Lease is in full force and effect and, to the knowledge of the Company and the Company Sub, there exists no default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such lease.

OPERATING EQUIPMENT. Set forth on Schedule 4.10 is a true, correct and complete list of all of the equipment, furnishings, fixtures and other property owned, leased or used by the Company and the Company Sub in the conduct and operation of their business (the "Operating Equipment"). The Operating Equipment owned by the Company and the Company Sub is owned by the Company or the Company Sub, free and clear of all liens and encumbrances. The Operating Equipment, taken as a whole, is in good operating condition and repair in all material respects (reasonable wear and tear excepted) and is suitable for the purposes for which it is presently being used. Each lease of Operating Equipment is in full force and effect and, to the knowledge of the Company and the Company Sub, there exists no default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such lease.

EMPLOYEE MATTERS. (a) CONTRACTS. Schedule 4.11(a) sets forth a true, correct and complete list and summary description of all agreements, arrangements or understandings, written or oral, with officers, directors and employees of the Company and the Company Sub regarding services to be rendered, terms and conditions of employment, and compensation (the "Employment Contracts"), each of which will be terminated at or prior to Closing except as noted on Schedule 4.11.
          (b) COMPENSATION. Schedule 4.11(b) sets forth a true, correct and complete list of all employees of the Company and the Company Sub, including name, title or position, the present annual compensation (including bonuses, commissions, vacation, sick leave and deferred compensation), years of service and any interests in any incentive compensation plan. Schedule 4.11(b) sets forth a correct and complete list of each employee who may become entitled to receive supplementary retirement benefits or allowances, whether pursuant to a contractual obligation or otherwise, and the estimated amounts of such payments.
          (c) DISPUTES. There are no controversies pending or, to the knowledge of the Company or the Company Sub, threatened involving any employee or group of employees. Neither the Company nor the Company Sub has suffered or sustained any work stoppage and no such work stoppage is, to the knowledge of the Company or the Company Sub, threatened. No union organizing or election activities involving any nonunion employees of the Company or the Company Sub are in progress or, to the knowledge of the Company or the Company Sub, threatened. Neither the Company nor the Company Sub is obligated under any agreement to recognize or bargain with any labor or employee organization or union on behalf of any employees.

LICENSES AND PERMITS. Schedule 4.12 contains a true, correct and complete list and summary description of each license, permit, certificate, approval, exemption, franchise, registration, variance, accreditation or authorization issued to the Company and the Company Sub (collectively, the "Licenses and Permits"). All such Licenses and Permits remain in full force and effect, and there are no notices relating to the withdrawal of any such approval or requiring any modification of a product in order to preserve any such approval. The Licenses and Permits are valid and in full force and effect and there are not pending, or, to the knowledge of the Company or the Company Sub, threatened, any proceedings which could result in the termination, revocation, limitation or impairment of any of the Licenses and Permits. The Company and the Company Sub have all licenses, permits, certificates, approvals, exemptions, franchises, registrations, variances, accreditations and other authorizations as are necessary, required or appropriate in order to enable them to own and conduct business and, except as set forth in Schedule 4.9, to occupy and lease the real property subject to the Real Estate Leases. No violations have been recorded in respect of any Licenses and Permits, and neither the Company nor the Company Sub knows of any meritorious basis therefor.

CONTRACTS AND COMMITMENTS. The following Schedules set forth certain information with respect to contracts and commitments of the Company and the Company Sub:
          (a) Schedule 4.13(a) sets forth a true, complete and correct list of all written or oral leases of personal property utilized by the Company and the Company Sub in the conduct of their business as of the date hereof.

          (b) Schedule 4.13(b) sets forth (i) a true, complete and correct list as of the date hereof of all written or oral customer contracts to which the Company or the Company Sub is a party and pursuant to which the Company or the Company Sub performs services in the ordinary course of business.

          (c) Schedule 4.13(c) sets forth a true, correct and complete list of all written or oral contracts and agreements between the Company and the Company Sub, on the one hand, and any suppliers, vendors and the like, on the other hand.

          (d) Schedule 4.13(d) sets forth a true, correct and complete list of all guarantees and loans entered into by the Company or the Company Sub. Each contract on Schedule 4.13 is in full force and effect and, to the knowledge of the Company and the Company Sub, there exists no default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such contract.

TAXES. All federal, foreign, state, county and other tax returns, reports and declarations required to be filed by or on behalf of the Company or the Company Sub for the three year period ended December 31, 1995 (except New York State and City returns for 1995) have been filed and such returns are complete and accurate in all material respects. As of the time of filing, the foregoing returns correctly reflected in all material respects the facts regarding the income, business, assets, operations, activities, status or other matters of the Company and the Company Sub or any other information required to be shown thereon and complied in all material respects with applicable law. No issues have been raised and are currently pending by any taxing authority in connection with any of the returns. No extension of time in which to file any such returns and reports is in effect. All taxes, including estimated taxes and all deficiency assessments, penalties and interest relating to any period ending prior to the date hereof have been paid. All taxes required by law to be withheld or collected for payment have been duly withheld and collected, and have been paid to the proper governmental entity or are being held by the Company or the Company Sub for such payment.

LEGAL PROCEEDINGS. Except as set forth in Schedule 4.15, neither the Company nor the Company Sub is engaged in or a party to or, to the knowledge of the Company or the Company Sub, threatened with any action, suit, proceeding, complaint, charge, hearing, investigation or arbitration or other method of settling disputes or disagreements; and, upon due inquiry, neither the Company nor the Company Sub knows of, anticipates or has notice of any reasonable basis for any such action. Neither the Company nor the Company Sub has received notice of any investigation threatened or contemplated by any foreign, federal, state or local governmental or regulatory authority, including those involving the safety of products, the working conditions of employees, the employment practices or policies, or compliance with environmental or tax regulations. Neither the Company nor the Company Sub is subject to any judgment, order, writ, injunction, stipulation or decree of any court or any governmental agency or any arbitrator.

INVESTMENTS. Neither the Company nor the Company Sub owns any securities issued by any business organization or governmental authority, other than certain certificates of deposit and money market fund shares in which the Company and the Company Sub invest liquid funds in the ordinary course of their respective businesses.

CONDUCT OF BUSINESS. Except as set forth on Schedule 4.17, since December 31, 1995 (the "Balance Sheet Date"), each the Company and the Company Sub has:

          (a) used its best efforts to promote its successful operations and earning power, and to conduct its business only in the ordinary course, and has used its best efforts to preserve its business, including without limitation (i) the servicing of all customer needs, (ii) the maintenance of customers', suppliers' and employees' goodwill and (iii) the maintenance of all real estate used by the Company and the Company Sub including all maintenance, repair and replacements which are required in order for the continued operation of business;

          (b) not sold or otherwise disposed of any of its material fixed assets or equipment, except for replacements and dispositions in the ordinary course;

          (c) not made any material change or incurred any obligation to make a change in its Certificate of Incorporation, Bylaws, or authorized or issued capital stock other than as contemplated by this Agreement;

          (d) not made any change with respect to its executive personnel and banking arrangements and other than as disclosed in this Agreement or the Schedules attached hereto;
          (e) not incurred or become subject to, or agreed to incur or become subject to, any obligations or liabilities (absolute or contingent), except current liabilities incurred, and obligations entered into, in the ordinary course of business;

          (f) not suffered any extraordinary loss;

          (g) not made, paid or agreed to make any increases in the salaries, wages or fringe benefits (including bonus arrangements and deferred compensation plans) payable or to become payable, to any employee or shareholder, above the scales existing on the Balance Sheet Date other than with respect of the Stockholders;

          (h) not incurred any obligations, other than in the ordinary course of its business, or borrowed or agreed to borrow any funds;

          (i) not introduced any new method of accounting in respect of its business or any of the assets, properties or rights applicable thereto; or

          (j) not made any distributions or transferred any property to or for the account of any Stockholder or any associate thereof nor declared or paid any dividend in respect of any stock of the Company or the Company Sub, other than cash; provided, the real property located at 9419 59th Street, Elmhurst, New York may be sold or otherwise disposed of, to or for the account of any Stockholder or any associate thereof.

COMPLIANCE WITH APPLICABLE LAWS. Except as set forth on Schedule 4.18, neither the Company nor the Company Sub is in violation of any applicable law, regulation, ordinance, decree, judgment, order or requirement relating to its assets or properties or the operation of its business, including, without limitation, any law, regulation, ordinance, decree, order or requirement relating to zoning, employment, occupational safety or public health matters, the failure with which to comply would have a material adverse effect on its business. Without limitation of the foregoing, neither the Company nor the Company Sub has taken or omitted to take any action, and no situation or condition has occurred or exists prior to or on the Closing Date, in violation or noncompliance with any statute, law, regulation, directive or permit requirement promulgated or adopted by any governmental authority (whether federal, state or local) or under common law with respect to health or occupational safety, including, but not limited to, the Occupational Safety and Health Act and regulations and publications promulgated pursuant to such statute, as amended from time to time until the Closing Date.

UNDISCLOSED LIABILITIES. Except as set forth on Schedule 4.19 or otherwise in this Agreement, neither the Company nor the Company Sub has any debt, liability or obligation of any nature (whether accrued, absolute, contingent, or otherwise).

BANKING RELATIONSHIPS. All arrangements which the Company or the Company Sub has with any banking institution are set forth in Schedule 4.20, which Schedule describes in general the nature of each of such arrangements.

INSURANCE. All insurance policies and arrangements of the Company and the Company Sub are set forth on Schedule 4.21. Said insurance is consistent with that maintained by the Company and the Company Sub in the past. All such insurance is in force and neither the Company nor the Company Sub has received notice of cancellation of, or of an intent to cancel, any of its policies of insurance. No claims are pending under such insurance coverage.

MINUTE BOOKS. The minute books of the Company do not omit records required to be in such minute books of any material action taken by its shareholders and board of directors, and such minute books are accurate in all material respects.

CASH FLOW. The average monthly cash receipts less cash disbursements in the ordinary course of business of the Company and the Company Sub on a consolidated basis, determined in accordance with generally accepted accounting principles, consistently applied, during the nine month period ended September 30, 1996 exceeds $100,000. For purposes of the foregoing sentence, (i) cash disbursements include compensation in favor of Mansdorf, his spouse and Burstein at annual rates of $125,000, $35,000 and $125,000, respectively, and (ii) additional cash disbursements in favor of Mansdorf, Burstein and their spouses have been disregarded.

DISCLOSURE. No representation or warranty of the Company and the Company Sub in this Agreement, and no information, statement or certificate furnished or to be furnished by or on behalf of the Company and the Company Sub pursuant to this Agreement, or in connection with the transactions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

ABSENCE OF CERTAIN CHANGES. Since the Balance Sheet Date, there has been no material adverse change in the financial condition or business prospects, properties, assets, liabilities, business or operations of the Company and the Company Sub, taken as a whole.

SUFFOLK COUNTY. The Company currently provides services to the Suffolk County Municipal Employees Benefit Fund ("Fund") pursuant to an oral month-to-month contract which is a successor to a written contract between the Company and the Fund which expired in 1992 and receives monthly income pursuant to such oral contact of approximately $6,500, which amount has been received within 30 days of billing. Services provided to the Fund pursuant to the oral Fund contract, and the predecessor written contract, are limited to assessment counseling referral and follow-up. No professional psychological services are provided under such contract.
                               ARTICLE V

                   CONDUCTIVE OF BUSINESS PENDING THIS MERGER

          The Company covenants and agrees that, prior to the Effective Time, the business of the Company and the Company Sub shall have been conducted in the ordinary and usual course in substantially the same manner as heretofore conducted, and reasonable efforts have been made to preserve intact their respective business organizations and their working capital, to continue the accuracy of the representations and warranties contained in Article IV and to keep available the services of their present directors, officers and employees and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their goodwill and ongoing business shall not be impaired in any material respect pending the Merger.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

ACCESS TO INFORMATION. Upon reasonable notice and subject to applicable law and appropriate security regulations and restrictions, the Company shall (and shall cause the Company Sub to) afford to the officers, employees, accountants, counsel and other representatives of Parent and Merger Sub, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, subject to applicable law, the Company shall (and shall cause the Company Sub to) furnish promptly to Parent and Merger Sub all information concerning its business, properties and personnel as Parent or Merger Sub may reasonably request. Unless otherwise required by law, Parent and Merger Sub will hold any such information which is nonpublic in confidence until such time as such information otherwise becomes publicly available through no wrongful act of Parent or Merger Sub, and in the event of termination of this Agreement for any reason Parent or Merger Sub shall promptly return all nonpublic documents obtained from the Company and Company Sub, and any copies made of such documents, to the Company and Company Sub. Paragraph H of the letter of agreement between Parent and the shareholders of the Company immediately prior to the Effective Time dated July 31, 1996, a copy of which is annexed hereto as Exhibit B, is incorporated by reference herein and shall be binding upon and enforceable against the parties hereto.

LEGAL CONDITIONS TO MERGER. Each of the Company, the Company Sub, Parent and Merger Sub will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Merger (which actions shall include, without limitation, furnishing all information in connection with approvals of or filings with any other governmental entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Merger. Each of the Company, the Company Sub, Parent and Merger Sub will, and will cause its Subsidiaries to, take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any governmental entity or other public or private third party, required to be obtained or made by Parent, Merger Sub, the Company or any of their Subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement or the Ancillary Agreements.

STOCK EXCHANGE LISTING. Parent shall use its reasonable best efforts to cause the shares of Parent Stock to be issued in the Merger to be registered under the Securities Act in accordance with the Registration Rights Agreement, subject to the limitations thereof, and to be approved for trading or listing, as applicable, on the principal stock exchange on which such shares are traded and any other national securities exchange or market on which shares of Parent Stock may at such time be listed, subject to official notice of issuance.

NOTIFICATION OF CERTAIN MATTERS.    SECTION 6.4

          (a) The Company shall promptly notify Parent of:

          (i) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by the Company or the Company Sub subsequent to the date of this Agreement and prior to the Effective Time, under any agreement to which the Company or the Company Sub is a party or to which the Company or the Company Sub or any of their respective properties or assets may be subject or bound;

          (ii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement;

          (iii) any notice or other communication from any governmental entity in connection with the transactions contemplated hereby;

          (iv) any actions, suits, claims, investigations, rule-making initiatives or proceedings commenced or, to the best of its knowledge, threatened against, relating to or involving or otherwise affecting the Company and the Company Sub which, if pending on the date hereof, would have been required to have been disclosed by the Company or which relate to the consummation of the Merger; and

          (v) any event having a material adverse effect on the Company and the Company Sub taken as a whole or which renders inaccurate in any material respect any representation or warranty contained in Article IV.

          (b) Parent shall promptly notify the Company of:

          (i) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement; or

          (ii) any notice or other communication from any governmental entity in connection with the transactions contemplated hereby.

SUPPLEMENTAL DISCLOSURE. The Company shall promptly supplement or amend the documents or information disclosed herein with respect to any material matter hereafter arising or discovered which, if existing or known at the date hereof, would have been required to be disclosed; PROVIDED, HOWEVER, that any such supplemental or amended disclosure shall not be deemed to have been disclosed as of the date hereof unless so agreed to in writing by Parent and Merger Sub in their sole discretion.

ADDITIONAL AGREEMENTS; BEST EFFORTS. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action. To the extent any consent or approval of any party required in connection with the assignment of the Real Estate Leases has not been obtained, and the Surviving Corporation or the Company Sub is adversely affected, the Stockholders shall pay any losses resulting therefrom.

RECORD RETENTION. Parent will retain and maintain, in an organized and retrievable manner, in accordance with past practice of the Company prior to the Merger, all documents and records of the Company and the Company Sub pertaining to the periods before the Closing Date transferred hereunder and shall not destroy any such records or documents. Parent will retain and maintain all machine-sensible records, such as computer tapes, disks, diskettes, etc., which are considered books and records within the meaning of Internal Revenue Code
Section 6001, in accordance with Internal Revenue Service Revenue Procedure 91-59. Parent will make available such documents and records, machine-sensible records, computer time, and, at the reasonable expense of the requesting Stockholder, reasonable assistance from Parent's personnel as may be reasonably requested by Mansdorf or Burstein in order to expeditiously comply with all pertinent requests from the Internal Revenue Service and state taxing authorities which relate to periods prior to the Closing Date. In addition to the foregoing, following the Closing Date, Parent shall grant to Mansdorf or Burstein, and his representatives, at their reasonable request, reasonable access to and the right to make copies of those records and documents related to the Company and the Company Sub prior to the Closing Date. Mansdorf and Burstein shall prepare and file the federal, state and city tax returns of the Company and the Company Sub with respect to periods prior to the Closing Date in accordance with the books and records of such companies and in accordance with applicable laws and shall pay any tax due therewith.

EMPLOYMENT WITH THE BUSINESS. Prior to the Closing, Parent shall offer employment in the Surviving Corporation and the Company Sub, without term certain, to each of the individuals listed in Schedule 6.8, and at the same or greater cash rate of compensation as that provided by the Company or the Company Sub immediately before the Closing Date, without requiring relocation of such individuals. The Surviving Corporation has the right to terminate any employee in accordance with any agreement entered into by such employee and the Surviving Corporation from and after the closing and applicable law.

          (b) Prior to the Closing, Parent shall offer employment in the Surviving Corporation to Burstein pursuant to the terms of the Employment Agreement, substantially in such form as is annexed hereto as Exhibit C.

CONSULTING AGREEMENTS. Prior to the Closing Date, Parent shall offer a consulting arrangement in the Surviving Corporation to Mansdorf pursuant to the terms of the Consulting Agreement, substantially in such form as is annexed hereto as Exhibit D.

ACCOUNTS RECEIVABLE. The Surviving Corporation shall employ commercially reasonable methods consistent with the past practices of the Company to collect within one hundred eighty (180) days after the Closing Date all accounts receivable of the Company and Company Sub for all periods prior to and including the Closing Date. Such methods shall be employed be at no charge to the Stockholders and shall include no more than the following number of hours of those continuing employees of the Surviving Corporation previously engaged in collection activities: (i) unlimited hours during the 30- day period after the Closing Date; (ii) 20 hours during the next 30-day period; (iii) 15 hours during the next 30-day period; and (iv) 10 hours during each successive 30-day period thereafter until the 180th day after the Closing Date. The Surviving Corporation shall not be required to initiate any claim, suit or proceeding to collect such accounts or to take any action which materially interferes with the business relationship of the obligor of any such account.


                                   ARTICLE VII
                                    COVENANTS

CONDUCT OF BUSINESS BY PARENT AND SURVIVING CORPORATION. Parent and its Subsidiaries shall operate their businesses in a commercially reasonable manner so as to preserve the business of the Surviving Corporation and the Company Sub and their working capital, and to preserve the goodwill of its customers, suppliers and others having business dealings with the Surviving Corporation and Company Sub to the end that the goodwill and ongoing business of the Surviving Corporation and the Company Sub shall not be impaired in any material respect after the Effective Time. Parent covenants that neither Parent, its Subsidiaries, the Surviving Corporation nor the Company Sub shall, directly or indirectly, engage in any activity that knowingly would impact negatively on the business of the Surviving Corporation and the Company Sub and the right of the shareholders of the Company immediately prior to the Closing Date to receive the Merger Consideration described in Section 1.7 hereof. The provisions of this
Section 7.1 shall survive until any and all obligations of Parent to pay the Merger Consideration, including that based on Earn Out Income, terminate.

NO SOLICITATION BY PARENT AND SURVIVING CORPORATION. Each party hereto covenants that it shall not, directly or indirectly, induce, influence or attempt to induce or influence any person, firm or corporation to terminate their patronage with the Surviving Corporation or the Company Sub, or in any way attempt to divert or influence patients from professionals or professional entities served by the Surviving Corporation. The provisions of this Section 7.2 shall survive until the fourth anniversary of the Closing Date.

CERTAIN   OPERATIONAL   MATTERS.   Except  as   noted   below,    the  following
actions shall require the written approval of
                         Mansdorf and Burstein:

                  (a) engagement by the Surviving Corporation or any Subsidiary thereof in any trade, business or activity other than providing psychotherapy services or the management of such services or any other services provided by the Company and the Company Sub as of the Closing; and

                  (b) the acquisition, either by merger, consolidation, purchase or otherwise, by Parent or any of its Affiliates of any psychotherapy practice or provider of management services thereto located within 100 miles of New York City unless Mansdorf and Burstein shall have received an Acquisition Notice with respect thereto in accordance with Section 1.7(e) as if the Surviving Corporation or any of its Subsidiaries were making the acquisition; and

                  (c) transactions between the Surviving Corporation or any of its Subsidiaries, on the one hand, and Parent or its
                  Affiliates or any of their Officers or Directors (or any Associates of any such person) (as such terms are defined in Rule 405 promulgated under the Securities Act), on the other hand, (i) except no approval is required to the extent the only obligation of the Surviving Corporation and its
                  Subsidiaries is to pay management or similar fees not reflected in Earn Out Income, (ii) except no approval is required for transactions where any expenses arising therefrom represent arm's-length arrangements, and (iii) except no approval is required for transactions that result in no expense reflected in Earn Out Income; and

                  (d) the guarantee by the Surviving Corporation or any of its Subsidiaries of the indebtedness of others, except no approval is required where any expenses of the Surviving Corporation or any of its Subsidiaries arising out of such guarantee are disregarded in calculating Earn Out Income; and

                  (e) the borrowing of money or the assumption of the indebtedness of others (except for working capital or in connection with Acquisitions for which Mansdorf and Burstein shall have received an Acquisition Notice in accordance with
                  Section 1.7(e)) or the lending of money by the Surviving Corporation or any of its Subsidiaries, except no approval is required where any expenses of the Surviving Corporation or any of its Subsidiaries arising out of such borrowing, assumption or lending are disregarded in calculating Earn Out Income; and

                  (f) contracts or obligations other than in the ordinary course of business binding on the Surviving Corporation or any of its Subsidiaries (except for Acquisitions for which Mansdorf and Burstein shall have received an Acquisition Notice in accordance with Section 1.7(e)), except no approval is required where expenses of the Surviving Corporation or any of its Subsidiaries arising out of such contracts or obligations are disregarded in calculating Earn Out Income; and

                  (g) increase in number of, or compensation payable to, officers, directors or employees of the Surviving Corporation or any of its Subsidiaries, except no approval is required for hiring or retention of any additional officer or employee, or any additional compensation, where any expenses arising therefrom represent an arm's-length arrangement; and

                  (h) capital expenditures by the Surviving Corporation and its Subsidiaries (except with respect to Acquisitions for which Mansdorf and Burstein shall have received an Acquisition Notice in accordance with Section 1.7(e)), (i) except no approval is required for capital expenditures reasonably necessary for the business of the Surviving Corporation and its Subsidiaries to the extent aggregate depreciation and amortization resulting from such capital expenditures do not exceed $37,500 in any Fiscal Year, and (ii) except no approval is required where any depreciation, amortization or other expenses of the Surviving Corporation or any of its Subsidiaries arising out of such expenditures are disregarded in calculating Earn Out Income.


                                  ARTICLE VIII
                                   CONDITIONS

CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger shall be subject at its option to the fulfillment at or prior to the Closing Date of the following conditions:

          (a) the Closing shall be contingent upon consummation of the asset purchase agreement among Clinical Associates, a New York partnership owned by the Stockholders, Clinical Diagnostics, a sole proprietorship owned by Mansdorf, and the PC, and Parent of even date herewith (the "Asset Purchase Agreement");

          (b) except as disclosed herein, there is no suit, claim, action, proceeding or investigation pending or, to the best knowledge of Parent, Merger Sub, the Company Sub or the Company, threatened against Parent, Merger Sub, the Company Sub or the Company or any of their Subsidiaries before any governmental entity which if adversely determined, individually or in the aggregate, would have a material adverse effect on Parent, Merger Sub, the Company Sub or the Company or prohibit, delay or interfere with the consummation by Parent, Merger Sub, the Company Sub or the Company of the transactions contemplated by this Agreement. Except as disclosed herein, neither Parent, Merger Sub, the Company Sub nor the Company, nor any of their Subsidiaries, are subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen, individually or in the aggregate, in the future would have a material adverse effect on Parent, Merger Sub, the Company Sub or the Company or prohibit, delay or interfere with the consummation by Parent, Merger Sub, the Company Sub or the Company of the transactions contemplated by this Agreement; and

          (c) all waivers, consents, approvals and actions of any governmental authority, commission, board or other regulatory body or third party required in connection with the consummation of the Merger and the transactions contemplated hereby shall have been obtained by Parent, Merger Sub or the Company, as the case may be, and (i) shall not have been reversed, stayed, enjoined, set aside, annulled or suspended, (ii) shall not be subject to any timely request for stay, petition for reconsideration or appeal or SUA SPONTE action with comparable effect, and (iii) the time for filing any such request, petition or appeal or for the taking of any such SUA SPONTE action shall have expired.

CONDITIONS TO OBLIGATION OF THE COMPANY TO EFFECT THE MERGER. The obligation of the Company to effect the Merger shall be subject at the option of the Company to the fulfillment at or prior to the Closing Date of the following conditions:

          (a) Parent and Merger Sub shall have performed in all material respects their obligations contained in this Agreement required to be performed on or prior to the Closing Date and the Company shall have received a certificate signed on behalf of Parent and Merger Sub signed by the Chief Executive Officer and the Chief Financial Officer of each of Parent and Merger Sub to such effect; and

          (b) the representations and warranties of Parent and Merger Sub set forth in Article III of this Agreement shall be true and correct in all material respects as of the Closing Date as if made as of such time, except as permitted by this Agreement, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by the Chief Executive Officer and the Chief Financial Officer of each of Parent and Merger Sub to such effect; and

          (c) the Company's obligations hereunder are expressly conditioned upon delivery by Parent and Merger Sub and receipt by the Company at the Closing of the following items:

          (i) Parent shall deliver the Merger Consideration due at Closing pursuant to Section 1.7 and in accordance with Article II hereof;

          (ii)  Parent  shall  execute  and  deliver  the  Registration   Rights
Agreement in substantially such form as is annexed hereto as Exhibit E;

          (iii) the Surviving Corporation shall have offered employment in the Surviving Corporation to Burstein in accordance with Section 6.8 hereof, and in accordance with the terms of the Employment Agreement, substantially in such form as is annexed hereto as Exhibit C;

          (iv) the Surviving Corporation shall have offered a consulting arrangement in the Surviving Corporation to Mansdorf in accordance with Section
6.9 hereof, and in accordance with the terms of the Consulting Agreement, substantially in such form as is annexed hereto as Exhibit D;

          (v) Parent and Merger Sub shall deliver x) a copy of the Certificate of Incorporation of Parent certified as to its authenticity by the Secretary of State of the Commonwealth of Massachusetts certifying the existence of Parent as a business corporation and y) a copy of the Certificate of Incorporation of the Merger Sub certifying the existence of Merger Sub as a business corporation in the State of New York; and

          (vi) Parent and Merger Sub shall deliver (x) a certificate of the Secretary or an assistant Secretary of each of Parent and Merger Sub, respectively certifying that the Certificates of Incorporation provided pursuant to subsection 8.2(c)(v) and are true and correct, that no action has been taken to amend such Certificates of Incorporation since the last amendment set forth therein, and that neither Parent nor Merger Sub has taken action to dissolve, liquidate or wind-up their businesses, (y) attached thereto shall be true and complete copies of the Bylaws of Parent and Merger Sub and that such Bylaws are in full force and effect on the date thereof and have not been amended since June 30, 1996, and (z) attached thereto shall be true and complete copy of the resolutions adopted by the board of directors and shareholders of the Merger Sub and directors of Parent relating to the Merger and transactions contemplated hereby, that such resolutions are the only resolutions adopted by the board of directors and shareholders of Parent and Merger Sub relating to the Merger and transactions contemplated hereby and which resolutions remain in full force and effect.

     SECTION 8.3 CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER SUB TO EFFECT THE MERGER. The obligations of Parent and Merger Sub to effect the Merger shall be subject at the option of Parent and Merger Sub to the fulfillment at or prior to the Closing Date of the following conditions:

          (a) the Company and the Stockholders shall have performed in all material respects their agreements contained in this Agreement required to be performed on or prior to the Closing Date and Parent and Merger Sub shall have received a certificate signed on behalf of the Company by the President of the Company to such effect; and

          (b) the  representations  and  warranties  of the Company set forth in
Article IV of this Agreement shall be true and correct in all material respects as of the Closing Date as if made as of such time, except as permitted by this Agreement, and Parent and Merger Sub shall have received a certificate signed on behalf of the Company by the President of the Company to such effect; and

          (c) Parent and Merger Sub's obligations hereunder are expressly conditioned upon delivery by the Company and receipt by Parent or Merger Sub at the Closing of the following items:

          (i) Burstein shall execute and deliver the Employment Agreement in accordance with Section 6.8 hereof and substantially in such form as is annexed hereto as Exhibit C;

          (ii) Mansdorf shall execute and deliver the Consulting Agreement in accordance with Section 6.9 hereof and substantially in such form as is annexed hereto as Exhibit D;

          (iii) (X) a copy of the Certificate of Incorporation of the Company certified as to its authenticity by the Secretary of State of the State of New York, and (Y) a certificate of the Secretary of State of the State of New York, certifying the existence of the Company as a business corporation in the State of New York.

OTHER AGREEMENTS. At the Closing, the parties shall execute, acknowledge and deliver such other instruments and documents as may be reasonably necessary or appropriate to carry out the transactions contemplated by this Agreement.


                                   ARTICLE IX
                                   TERMINATION

          TERMINATION. This Agreement may be terminated at any time prior to the Effective Time:
          (a) by mutual written consent of Parent, Merger Sub and the Company;

          (b) by either Parent or the Company if (i) there shall have been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement which breach shall not have been cured, in the case of a representation or warranty, prior to the Closing or, in the case of a covenant or agreement, within five (5) business days following receipt by the breaching party of notice of such breach, or (ii) any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and non-appealable; or

          (c) by either Parent or the Company if the Merger shall not have been consummated on or before December 15, 1996; provided however, that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to have occurred on or before the aforesaid date.

EFFECT OF TERMINATION. In the event of a termination of this Agreement by either the Company, Parent or Merger Sub as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company or their respective officers or directors, except for the second sentence of Section 6.1 which shall survive such termination. Nothing contained in this Section 9.2 shall relieve any party hereto from any liability for any breach of this Agreement.

AMENDMENT. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective boards of directors, but, no amendment shall be made which by law requires further approval by shareholders of the Company without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective boards of directors, may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and
(iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.


                                    ARTICLE X
                             COVENANT NOT TO COMPETE

COVENANTS. In consideration of the execution and delivery of this Agreement and in recognition that Parent was induced to enter into this Agreement based on the covenants and assurances made by the Stockholders, each Stockholder covenants and agrees that, for a period of four (4) years after the Closing, he will not
(i) directly or indirectly (whether as a sole proprietor, partner, stockholder, director, officer, employee, consultant, independent contractor, or in any capacity as principal or agent or in any other individual or representative capacity) engage in Competition (as such term is defined below) with the Surviving Corporation or be interested in or associated with or render services to or sell any ideas, inventions or products to any party in Competition with the Surviving Corporation or (ii) make known or disclose the name or address of
(x) any of the clients, customers or patrons of the Surviving Corporation or (y) any persons having a contractual relationship with the Surviving Corporation (except where the facts of such relationships are generally available to or known by the public other than as a result of a disclosure by such Stockholder) or (iii) call upon, solicit, divert or take away, or attempt to solicit, divert or take away, any such clients, customers or patrons or employees of the Surviving Corporation or any persons having a contractual relationship with the Surviving Corporation or (iv) request or advise any present or future client, customer or patron of the Surviving Corporation or any persons having a contractual relationship with the Surviving Corporation to withdraw, curtail or cancel their business relationship with the Surviving Corporation. For purposes hereof, the term "Competition" shall mean the providing of (i) psychotherapy services to individuals either individually or in group settings in out-patient clinics, nursing homes or hospitals, or (ii) management services in connection therewith, in any case, within a radius of twenty five (25) miles from any location in which psychotherapy services or management services in connection therewith are then being provided by the Surviving Corporation or the Company Sub; provided, however, that the Stockholders may engage in private practice and may provide such services to the Hempstead Hospital, administrative divisions of the State of New York, Upstate Clinical Associates and, with respect only to administrative and management services provided to governments or municipalities ("GMC Contracts"), BSC Health Management ("BSCHM"). In the event Upstate Clinical Associates plans to render psychotherapy services at a location more than twenty five (25) miles from Monroe County, New York, it shall provide Parent with notice of such location. If Parent or any of its Subsidiaries engages in such services or provides management services in connection therewith within twenty five (25) miles of such location during the sixty (60) days following the date of such notice, then Upstate Clinical Associates shall discontinue such plans for so long as Parent is so engaged. BSCHM will obtain clinical services from the PC or from an authorized provider associated with PHC under the GMC Contracts except (A) in the Capital District (as defined in the "GMC Contracts"), (B) to the extent BSCHM's partner or joint venturer as of the date hereof (which is a national behavioral health care provider identified to PHC) or the governmental entity withholds its consent and/or (C) to the extent prices and services proposed by the PC or from an authorized provider associated with PHC in connection with the GMC Contracts are not competitive. For purposes hereof, "Competition" shall not preclude the ownership of less than ten (10) percent of the common stock, or other class of voting stock, or any percentage of non-voting securities, of any publicly traded company.

ANCILLARY OBLIGATIONS. This covenant shall be construed as an obligation ancillary to the other provisions of this Agreement and the existence of any claim or cause of action by the Stockholders, or any one of them, whether predicated on a breach of this Agreement or of the Ancillary Agreements or otherwise, shall not constitute a defense to the enforcement by Parent, Surviving Corporation or any party to the Ancillary Agreements of this covenant.

ENFORCEMENT. Each Stockholder agrees that the remedies at law for any breach of the covenants contained in this Article X will be inadequate and that Parent or the Surviving Corporation shall be entitled to appropriate equitable remedies including injunctive relief in any action or proceeding brought to prevent the taking or continuation of any action which would constitute or result in a breach of such covenant. Such remedies shall not be exclusive and shall be in addition to any and all remedies which may be available, directly or indirectly, without limiting the recovery of any incidental, consequential and/or punitive damages. Each Stockholder further agrees that if any restriction in this Article is held by any court to be unenforceable or unreasonable, a lesser restriction will be enforced in its place and the remaining restrictions will be enforced independently of each other. The attorneys' fees, court costs and other expenses incurred by the prevailing party to enforce any rights under any provision of this Article X, or to defend any such attempted enforcement, shall be paid by the non-prevailing party.

SUCCESSORS AND ASSIGNS. The rights of Parent and the Surviving Corporation under this covenant shall inure to the benefit of and shall be binding upon their successors and assigns. In the event of any such assignment, any and all references to Parent and the Surviving Corporation in this Article shall be deemed to mean and include such assignee or assignees.


                                   ARTICLE XI
           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION


SURVIVAL. All covenants and agreements of the parties contained in this Agreement or expressly incorporated herein by reference shall survive the Closing and continue in full force and effect following the Closing. All representations and warranties of the parties contained in this Agreement or expressly incorporated herein by reference shall be deemed to be made as of the date hereof and as of the Closing Date and shall survive the Closing hereunder and any investigation made by or on behalf of any party hereto for a period of three (3) years.

STATEMENTS AS REPRESENTATIONS. All statements contained herein or in any Exhibit, agreement, certificate or instrument executed and delivered pursuant to this Agreement shall be deemed representations and warranties within the meaning of this Article XI.

       CLAIMS  AGAINST  PROMISSORY  OBLIGATIONS  AND EARN  OUT  PAYMENTS

          (a) RIGHT OF SET-OFF. Subject to the provisions and conditions of this
Article  XI, any and all  amounts  to be paid to the  Stockholders  pursuant  to
Section 1.7 of this Agreement, or to the Stockholders pursuant to the Ancillary Agreements, shall be reduced for any losses sustained or liabilities, obligations, expenses, claims, liens, judgments, damages or other amounts asserted by any third party and any and all reasonable costs or expenses of defending against any of the foregoing including costs of settlements (herein collectively, "Damages") asserted against, imposed upon or incurred by Parent or Surviving Corporation or any other Subsidiary of either of them, or any of their respective directors, officers or employees (collectively, the "Indemnitees," and each individually, an "Indemnitee") resulting from, relating to or arising out of:

                  (i) any breach of any representation, warranty or agreement of the Company or the Company Sub contained in or made pursuant to this Agreement, the Ancillary Agreements or any agreement, contract or instrument required to be executed by the Company or the Company Sub or by the Stockholders pursuant to this Agreement or the Ancillary Agreements or the transactions contemplated thereby; or

                  (ii) any act or omission of the Company or the Company Sub or the Stockholders or their Affiliates, trustees, directors, officers, employees, agents or representatives relating to the property, business, operations and activities of the Company or the Company Sub or the Stockholders which occurred, existed or failed to occur or exist before the Closing (including, without limitation, such acts or omissions as are described or enumerated in this Agreement); or

                  (iii) any event, state of facts, circumstances or conditions occurring or existing (or not occurring or not existing if the absence of such fact, circumstances or condition forms a basis for Damages) relating to the property, business, operations or activities of the Company or the Company Sub or the Stockholders with respect to their business, operations or services performed before the Closing (including, without limitation, such events, state of facts, circumstances or conditions described in this Agreement); or

                  (iv) any liability of or relating to the Company or the Company Sub or the Stockholders, whether accrued, absolute, contingent or otherwise, arising out of their businesses or operations before the Closing Date whether first asserted before or after the Closing Date (or whether known by or disclosed to Parent or the Surviving Corporation); or

                  (v) without limiting the generality of (i) through (iv) above,
                  (1) any taxes assessed against and payable or asserted to be payable by Parent or Surviving Corporation on behalf of the Company or the Company Sub or the Stockholders for any taxable period ending on or prior to the Closing Date, (2) any deficiencies in any tax payable by or on behalf of the Company or the Company Sub or the Stockholders arising from any audit by any taxing agency or authority with respect to any period ending on or prior to the Closing Date, (3) taxes with respect to any period ending on or prior to the Closing Date of any member of a consolidated or combined tax group of which the Company or the Company Sub is, or was at any time, a member, for which the Company or the Company Sub is jointly or severally liable as a result of its inclusion in such group and (4) any claim or demand for reimbursement or indemnification resulting from any transfer by the Company or the Company Sub prior to the Closing of any tax benefits or credits to any other person;

PROVIDED,  HOWEVER,  that no  indemnity  shall  be made for any  portion  of any liability arising in the ordinary course of business of the Company or the Company Sub prior to the Closing Date for which the Surviving Corporation or the Company Sub or any of their successors and assigns receives or is entitled to receive a comparable benefit at any time subsequent to the Closing Date and PROVIDED FURTHER that no indemnity shall be made for any portion of any liability arising in the ordinary course of business of the Company or the Company Sub from contracts and agreements identified in this Agreement (including the schedules hereto) for which the Surviving Corporation or the Company Sub or any of their successors and assigns receives or is entitled to receive any benefit at any time subsequent to the Closing Date. The matters and events set forth in subparagraphs (a)(i) through (v) above, subject to the foregoing proviso, are referred to herein as the "Buyer Indemnification Events."

          (b) PROCEDURE IN EVENT OF CLAIMED SET-OFF. If Parent or the Surviving Corporation asserts a claim for set-off pursuant to Section 11.3(a), it promptly shall provide notice to the Stockholders in accordance with the procedures set forth in Section 11.6 hereof setting forth the nature of the claim for set-off and the amount thereof. Within thirty (30) days after such notice, the Stockholders (by a written notice to be signed by both of them) either shall approve the claim for set-off and the amount thereof ("Approved Claim") or shall disapprove such claim for set-off or the amount thereof ("Rejected Claim"), or both. If the Stockholders fail to approve or disapprove a claim for set-off or the amount thereof within the requisite period, such claim for set-off shall be deemed to be an Approved Claim. Parent or the Surviving Corporation shall be entitled to set-off the amount of any Approved Claims. Parent or the Surviving Corporation and the Stockholders shall resolve any disagreements with respect to any Rejected Claim in accordance with the dispute resolution procedures set forth in Article XII. Parent or the Surviving Corporation shall be entitled to withhold the stated amount of the Rejected Claims pending resolution of the Rejected Claim. If, pursuant to the procedures set forth in Article XII, it ultimately is determined that any further portion of the amount withheld is then due to the Stockholders or either one of them, Parent or the Surviving Corporation immediately shall pay to the Stockholder or either of one of them, as the case may be, such additional portion of the amount withheld.

INDEMNIFICATION BY THE STOCKHOLDERS. In addition to Parent's or the Surviving Corporation's right to deduct the aggregate amount of Damages pursuant to
Section 11.3, subject to the provisions and conditions of this Article XI, the Stockholders (the "Indemnifying Party") shall, jointly and severally, indemnify, defend and hold harmless each of Parent or the Surviving Corporation and any of their Subsidiaries, and any of their respective directors, officers or employees (collectively, "Indemnitees," and each individually, an "Indemnitee") from and against all Damages (but only to the extent Parent or the Surviving Corporation has not previously set-off or reduced the amounts withheld pursuant to Section
11.3 above by the amount of such Damages) asserted against, imposed upon or incurred by the Indemnitees or any Indemnitee, resulting from, relating to or arising out of a Buyer Indemnification Event.

INDEMNIFICATION BY PARENT AND THE SURVIVING CORPORATION. Subject to the provisions and conditions of this Article XI, Parent and the Surviving Corporation (the "Indemnifying Party") shall, jointly and severally, indemnify, defend and hold harmless each Stockholder (collectively, "Indemnitees," and each individually, an "Indemnitee") from and against all Damages asserted against, imposed upon or incurred by the Indemnitees or any Indemnitee, resulting from, relating to or arising out of any breach of any representation, warranty or agreement of Parent or the Surviving Corporation contained in or made pursuant to this Agreement, the Ancillary Agreements or any agreement, contract or instrument required to be executed by Parent or the Surviving Corporation pursuant to this Agreement, the Ancillary Agreements or the transactions contemplated thereby.

     1.6 NOTICE AND DEFENSE OF INDEMNIFICATION CLAIMS

          (a) NOTICE OF CLAIMS. If either (i) a claim is made or brought by a third party against any Indemnitee (as defined in Section 11.3, 11.4 or 11.5 hereof) and if such Indemnitee reasonably believes that such claim, if successful, would give rise to a right of set-off or indemnification under this
Article XI against an Indemnifying Party, or (ii) an Indemnitee becomes aware of facts or circumstances establishing that an Indemnitee has experienced or incurred Damages or may experience or incur Damages which will give rise to a right of set-off or indemnification under this Article XI, then such Indemnitee shall give written notice to the Indemnifying Party of such claim for indemnification ("Indemnification Notice") as soon as reasonably practicable but in no event more than thirty (30) days after the Indemnitee has received written notice or actual knowledge of such claim or such facts or circumstances (provided that failure to give an Indemnification Notice shall not limit the Indemnifying Party's indemnification obligation hereunder except to the extent that the delay in giving, or failure to give, the Indemnification Notice adversely affects the Indemnifying Party's ability to defend against a claim described in clause (i) above). To the extent reasonably practicable, the Indemnification Notice will describe the nature, basis and amount of the indemnification claim and include any relevant supporting documentation. If the Indemnifying Party does not object within thirty (30) days after receipt of the Indemnification Notice to the propriety of (i) the indemnification claim described on the Indemnification Notice as being subject to set-off or indemnification pursuant to Section 11.3, 11.4 and (or) 11.5 and (ii) the amount of Damages specified in the Indemnification Notice, the indemnification claim described in the Indemnification Notice shall be deemed to be final and binding upon the Indemnifying Party(ies) (hereinafter, "Permitted Indemnification Claim"). Any undisputed set-off or indemnification claim described in the Indemnification Notice shall be deemed to be final and binding upon the Indemnifying Party(ies) and shall constitute a Permitted Indemnification Claim. If the Indemnifying Party contests the propriety of a set-off or indemnification claim described in the Indemnification Notice and/or the amount of Damages alleged to be associated with such claim, then the Indemnifying Party shall deliver to the Indemnitee an Indemnification Objection Notice detailing all specific objections the Indemnitee has with respect to the indemnification claim described in the Indemnification Notice. If the Indemnifying Party and the Indemnitee are unable to resolve the disputed issues concerning the set-off or indemnification claim within fifteen (15) business days after the date the Indemnifying Party received the Indemnification Objection Notice, the disputed issues will be resolved pursuant to the dispute resolution procedures set forth in Article XII hereof. If any disputed issues ultimately are resolved by an arbitrator pursuant to Section 12.3, and if the arbitrator's determination of the disputed issues results in all or any portion of the indemnification claim properly being subject to set-off or indemnification pursuant to Section 11.3,
11.4 and (or) 11.5, (i) such claim or portion thereof shall be final and binding upon the Indemnifying Party(ies) and shall constitute a Permitted Indemnification Claim, and (ii) the Indemnifying Party(ies) shall pay to the Indemnitee all Damages associated with any Permitted Indemnification Claim within ten (10) days after such claim is determined to be a Permitted Indemnification Claim pursuant thereto. If, however, the disputed issues ultimately are resolved by the arbitrator and (x) the arbitrator determines that the claim is not properly subject to set-off or indemnification and (y) Parent or Surviving Corporation has withheld payment of any amount, then Parent or Surviving Corporation immediately shall pay to the Stockholders such amount improperly withheld. The Stockholders acknowledge and agree that the right to receive the payments improperly withheld as described herein shall be their exclusive remedy with respect thereto.

          (b) DEFENSE OF THIRD PARTY CLAIMS. The Indemnitee against whom a third party claim is made or brought shall give the Indemnifying Party an opportunity to defend such claim, at the Indemnifying Party's own expense and with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnitee, provided that such Indemnitee at all times also shall have the right to participate fully in the defense at its own expense. Failure of an Indemnifying Party to give the Indemnitee written notice of its election to defend such claim within thirty (30) days after receipt of notice thereof shall be deemed a waiver by such Indemnifying Party of its right to defend such claim. If the Indemnifying Party shall elect not to assume the defense of such claim
(or if Indemnifying Party shall be deemed to have waived its right to defend such claim), the Indemnitee against whom such claim is made shall have the right, but not the obligation, to undertake the sole defense of and to compromise or settle the claim on behalf, for the account and at the risk and expense of the Indemnifying Party (including without limitation the payment by the Indemnifying Party of the attorneys' fees of the Indemnitee); provided, however, that if the Indemnitee undertakes the sole defense of such claim on behalf, for the account and at the risk and expense of the Indemnifying Party, it shall defend such claim in good faith and shall apprise the Indemnifying Party from time to time as the Indemnitee deems appropriate of the progress of such defense. If one or more of the Indemnifying Parties assumes the defense of such claim, the obligation of such Indemnifying Party hereunder as to such claim shall include taking all steps reasonably necessary in the defense or settlement of such claim. The Indemnifying Party, in the defense of such claim, shall not consent to the entry of any judgment or enter into any settlement (except with the written consent of the Indemnitee) which does not include as an unconditional term thereof the giving by the claimant to the Indemnitee against who such claim is made of a release from all liability in respect of such claim (which release shall exclude only any obligations incurred in connection with such settlement). If the claim is one that cannot by its nature be defended solely by the Indemnifying Party, then the Indemnitee shall make available, at the Indemnifying Party's reasonable expense, all information and assistance that the Indemnifying Party reasonably may request.

LIMITATION  ON  RIGHT  OF  SET-OFF  AND  INDEMNIFICATION.   Notwithstanding  the
foregoing provisions of this Article XI, set-off and indemnity rights for Damages hereunder shall be limited as follows:

          (a) No indemnity shall be made for Damages unless an Indemnification Notice therefor shall have been given not later than three (3) years following the Closing Date.

          (b) No Indemnitee shall have any right of set-off and the Stockholders shall not be obligated to indemnify any Indemnitee for any Damages for which set-off is allowed or indemnification is required pursuant to this Article XI unless the aggregate of all such Damages shall exceed $20,000. Parent, the Surviving Corporation and other Indemnitees shall be entitled to claim against the Stockholders only for Damages which exceed $20,000.

          (c)  The  Stockholders   shall  not  be  obligated  to  indemnify  the
Indemnitees for Damages, in the aggregate, exceeding the sum of the Merger Consideration actually paid to the Stockholders plus $1,250,000.


                                   ARTICLE XII
                               DISPUTE RESOLUTION

NEGOTIATED RESOLUTION. If any dispute arises (i) out of or relating to this Agreement or any alleged breach thereof, or (ii) with respect to any of the transactions or events contemplated hereby, the party desiring to resolve such dispute shall deliver a Dispute Notice to the other parties of such dispute
(herein  "Dispute").  If any party  delivers a Dispute  Notice  pursuant to this
Section 12.1, or if any Indemnifying Party delivers to any Indemnitee an Indemnification Objection Notice pursuant to Article XI, the parties involved in the Dispute shall meet at least twice within the thirty (30) day period commencing with the date of the Dispute Notice or the Indemnification Objection Notice (as the case may be) and in good faith shall attempt to resolve such Dispute or the Rejected Claim (as the case may be).

MEDIATION. If any Dispute or Rejected Claim is not resolved or settled by the parties as a result of negotiation pursuant to Section 12.1 above, the parties shall submit the Dispute or Rejected Claim to non-binding mediation before a retired judge of either a federal District Court in New York or of a New York State Court, or some similarly qualified, mutually agreeable individual. The parties shall bear the costs of such mediation equally.

ARBITRATION. If the Dispute or Rejected Claim is not resolved by mediation pursuant to Section 12.2 above, or if the parties fail to agree upon a mediator, within sixty (60) days after the Dispute Notice or Indemnification Objection Notice (as the case may be), the Dispute or Rejected Claim shall be settled by arbitration conducted in the City of New York which shall be in accordance with the rules of the American Arbitration Association then in effect with respect to commercial disputes. The arbitration of such issues, including the determination of any amount of damages suffered by any party hereto by reason of the acts or omissions of any party, shall be final and binding upon all parties. Except as otherwise set forth in this Agreement, the cost of any arbitration hereunder, including the cost of the record or transcripts thereof, if any, administrative fees, and all other fees involved including reasonable attorneys' fees incurred by the party determined by the arbitrator to be the prevailing party, shall be paid by the party determined by the arbitrator not to be the prevailing party, or otherwise allocated in an equitable manner as determined by the arbitrator. The parties shall instruct the arbitrator to render its decision no later than sixty (60) days after the submission of the Dispute or Indemnification Objection Notice.


                                  ARTICLE XIII
                               GENERAL PROVISIONS


EXPENSES. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

CONSENT TO JURISDICTION; APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. FOR PURPOSES OF ENFORCING ANY ARBITRATION AWARD, AND/OR OBTAINING INJUNCTIVE RELIEF, ALL PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK CITY OR ANY FEDERAL COURT SITTING IN NEW YORK CITY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH PARTY HERETO IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


ANNOUNCEMENTS. No announcement of this Agreement or any transaction contemplated hereby shall be made by any party prior to the Closing without the written approval of the other parties hereto (which approval shall not be unreasonably withheld), except as required by law.

NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by facsimile transmission or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                              (a)     if to Parent:
                                      PHC, Inc.
                                      200 Lake Street
                                      Suite 102
                                      Peabody, Massachusetts  01960
                                      Fax:  (508) 536-2677

                                      with a copy to:

                                      Arnold R. Westerman, Esq.
                                      Arent Fox Kintner Plotkin & Kahn
                                      1050 Connecticut Avenue, N.W.
                                      Washington, D.C.  20036-5339
                                      Fax:  (202) 857-6395

                              (b)     if to Merger Sub:

                                      PHC, Inc.
                                      200 Lake Street
                                      Suite 102
                                      Peabody, Massachusetts  01960
                                      Fax:  (508) 536-2677

                                      with a copy to:

                                      Arnold R. Westerman, Esq.
                                      Arent Fox Kintner Plotkin & Kahn
                                      1050 Connecticut Avenue, N.W.
                                      Washington, D.C.  20036-5339
                                      Fax:  (202) 857-6395

                              (c)     if to the Company or either Stockholder:

                                      Behavioral Stress Center, Inc.
                                      9419 59th Street
                                      Elmhurst, New York  11373
                                      Fax: (718) 760-3090

                                      with a copy to:

                                      Harvey Z. Werblowsky, Esq.
                                      McDermott, Will & Emery
                                      50 Rockefeller Plaza
                                      New York, New York  10020
                                      Fax: (212) 547-5444

          ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise, except by the prior written consent of all parties.

          SECTION 13.7 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES; RIGHTS OF ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES; RIGHTS OF OWNERSHIP. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and (ii) is not intended to confer upon any other person any rights or remedies hereunder.

CAPTIONS . The captions of the various Articles, Sections and Schedules of this Agreement have been inserted only for convenience of reference and shall not be deemed to modify, explain, enlarge or restrict any provision of this Agreement or affect the construction hereof.

          IN WITNESS WHEREOF, Parent, Merger Sub, the Company, Mansdorf and Burstein have caused this Agreement to be signed on the date first written above personally or by their respective representatives thereunto duly authorized.



                                      PHC, INC.
                                      By:


                                       BSC-NY, INC.

                                       By:


                                       BEHAVIORAL STRESS CENTER, INC.

BY:






                                     Irwin Mansdorf





                                     Yakov Burstein

EXHIBIT 10.91

PROMISSORY NOTE

US$180,000.00                                            Dated October 31, 1996


                 FOR VALUE RECEIVED, PHC, INC., a Massachusetts corporation located at 200 Lake Street, Peabody, Massachusetts 01960 (the "Borrower"), promises to pay to the order of Yakov Burstein, a resident of New York State (the "Lender"), or his registered assigns, in lawful money of the United States of America and in immediately available funds, the principal amount of $180,000.00, payable in installments of $45,000.00 on each of the first and second anniversaries of the date hereof and $90,000 on the fourth anniversary of the date hereof. The Borrower further agrees to pay interest, in like funds, from the date hereof on the unpaid principal amount hereof from time to time outstanding at an annual rate of eight percent calculated on a 360 day year based on the actual number of days elapsed. Accrued interest shall be payable quarterly on the last day of each calendar quarter commencing on December 31, 1996.

                 All payments made under this Note shall be applied first to the payment of interest on the principal balance outstanding hereunder from time to time, and second to the payment of principal.

                 Any or all interest or principal outstanding hereunder may be prepaid at any time and from time to time without penalty. Any partial prepayments of principal shall be applied against installments of principal in the inverse order of maturity. All payments and prepayments on this Note shall be made to the holder at 184-63 Aberdeen Road, Jamaica, New York 11432 or at such other address of which the holder shall notify the Borrower in writing. The holder of this Note is authorized to record the date and amount of each payment or prepayment of principal hereof on the schedule annexed hereto and made a part hereof, and any such recordation shall constitute PRIMA FACIE evidence of the information so recorded, PROVIDED that the failure of the holder of this Note to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder.

                 If any payment under this Note is due on a day other than a Business Day, such payment shall be made on the last Business Day preceding such day. A "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks are required or authorized to be closed in New York, New York.

                 If any payment of principal or interest which is due hereunder is not paid, the Lender shall provide written notice of such failure to pay to the Borrower specifying the amount overdue. If such amount has not been paid within seven days after the receipt of said notice, there shall be an event of default, and all amounts outstanding under this Note may be declared to be, and shall become, upon such declaration, immediately due and payable.

                 The Borrower is obligated to pay the principal described herein and any stated interest thereon only to the holder of this Note at the address set forth above or as otherwise specified in writing, and only the person whose name has been notified to the Borrower shall be entitled to payment of principal and interest on the obligation evidenced hereby. The transfer of this Note may be effected only by surrender of this Note by the holder to the Borrower, and, as the Borrower elects, reissuance by the Borrower of this Note to the new holder or issuance by the Borrower of a new instrument to the new holder.

                 In the event that Perlow Physicians, P.C. receives notice of termination of any contract identified on Schedule 2.5 attached hereto during the ninety (90) calendar day period commencing on the date hereof, the Lender shall be entitled to reduce the principal amount of this Note by an amount equal to $5,143 for each nursing home facility giving any such notice. Any such reduction shall be applied to payments scheduled hereunder in the inverse order of maturity. This Note is a note referred to in that certain agreement for purchase and sale of assets dated the date hereof among the Lender, the Borrower and others and shall be subject to the terms thereof.

                 The Borrower hereby expressly waives presentment, demand, protest or notice of any kind. This Note shall inure to the benefit of, and be binding upon, the successors and assigns of the Borrower.

                 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CHOICE OF LAW.


                                          PHC, INC.



                      By___________________________________
                                             Bruce A. Shear
                                             President

        SCHEDULE 1
                                     TO NOTE
                              PAYMENTS OF PRINCIPAL

                          Amount
                          of                           Unpaid
                          Principal                    Principal      Notation
DATE                      REPAID                       BALANCE         MADE BY

EXHIBIT 10.92


                                 PROMISSORY NOTE


US$570,000.00                                Dated October 31, 1996


                 FOR VALUE RECEIVED, PHC, INC., a Massachusetts corporation located at 200 Lake Street, Peabody, Massachusetts 01960 (the "Borrower"), promises to pay to the order of Irwin Mansdorf, a resident of New York State (the "Lender"), or his registered assigns, in lawful money of the United States of America and in immediately available funds, the principal amount of $570,000.00, payable in installments of $142,500.00 on each of the first and second anniversaries of the date hereof and $285,000 on the fourth anniversary of the date hereof. The Borrower further agrees to pay interest, in like funds, from the date hereof on the unpaid principal amount hereof from time to time outstanding at an annual rate of eight percent calculated on a 360 day year based on the actual number of days elapsed. Accrued interest shall be payable quarterly on the last day of each calendar quarter commencing on December 31, 1996.

                 All payments made under this Note shall be applied first to the payment of interest on the principal balance outstanding hereunder from time to time, and second to the payment of principal.

                 Any or all interest or principal outstanding hereunder may be prepaid at any time and from time to time without penalty. Any partial prepayments of principal shall be applied against installments of principal in the inverse order of maturity. All payments and prepayments on this Note shall be made to the holder at 198-17 Pompei Avenue, Holliswood, New York 11423 or at such other address of which the holder shall notify the Borrower in writing. The holder of this Note is authorized to record the date and amount of each payment or prepayment of principal hereof on the schedule annexed hereto and made a part hereof, and any such recordation shall constitute PRIMA FACIE evidence of the information so recorded, PROVIDED that the failure of the holder of this Note to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder.

                 If any payment under this Note is due on a day other than a Business Day, such payment shall be made on the last Business Day preceding such day. A "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks are required or authorized to be closed in New York, New York.

                 If any payment of principal or interest which is due hereunder is not paid, the Lender shall provide written notice of such failure to pay to the Borrower specifying the amount overdue. If such amount has not been paid within seven days after the receipt of said notice, there shall be an event of default, and all amounts outstanding under this Note may be declared to be, and shall become, upon such declaration, immediately due and payable.

                 The Borrower is obligated to pay the principal described herein and any stated interest thereon only to the holder of this Note at the address set forth above or as otherwise specified in writing, and only the person whose name has been notified to the Borrower shall be entitled to payment of principal and interest on the obligation evidenced hereby. The transfer of this Note may be effected only by surrender of this Note by the holder to the Borrower, and, as the Borrower elects, reissuance by the Borrower of this Note to the new holder or issuance by the Borrower of a new instrument to the new holder.

                 In the event that Perlow Physicians, P.C. receives notice of termination of any contract identified on Schedule 2.5 attached hereto during the ninety (90) calendar day period commencing on the date hereof, the Lender shall be entitled to reduce the principal amount of this Note by an amount equal to $16,286 for each nursing home facility giving any such notice. Any such reduction shall be applied to payments scheduled hereunder in the inverse order of maturity. This Note is a note referred to in that certain agreement for purchase and sale of assets dated the date hereof among the Lender, the Borrower and others and shall be subject to the terms thereof.

                 The Borrower hereby expressly waives presentment, demand, protest or notice of any kind. This Note shall inure to the benefit of, and be binding upon, the successors and assigns of the Borrower.

                 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CHOICE OF LAW.


                                      PHC, INC.



                      By___________________________________
                                        Bruce A. Shear
                                        President

G:\KAYSER\PIONEER\BURSTEIN.BSC
SCHEDULE 1
                                     TO NOTE
                              PAYMENTS OF PRINCIPAL

                          Amount
                          of                           Unpaid
                          Principal                    Principal      Notation
DATE                      REPAID                       BALANCE         MADE BY

EXHIBIT 10.96


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

            This Agreement is entered into as of this 31st day of October, 1996, by and between CLINICAL ASSOCIATES, a New York partnership (hereinafter referred to as the "Assignor"), and PERLOW ASSOCIATES, P.C., a New York professional corporation (the "Assignee").
                               W I T N E S S E T H
            WHEREAS, the Assignor has this day sold and transferred to the Assignee certain personal property used in connection with the operation of Clinical Associates which is a provider of professional psychotherapy services (the "Business"); and
            WHEREAS, as a part of the sale and transfer of the Business, the Assignor has agreed to transfer and assign to the extent transfer and assignment are permissible, and the Assignee has agreed to receive and assume, to the extent assumption is permissible, ALL contracts, leases and other agreements identified in that certain Asset Purchase Agreement dated as of the date hereof among the Assignor, Assignee and others (the "Contracts").
            NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
            The Assignor hereby assigns and transfers to the Assignee all of the Assignor's rights and interest with respect to the Contracts, to the extent such rights are assignable.

G:\KAYSER\PIONEER\ASSAGT.004
                                       2


            The Assignee hereby assumes the Assignor's rights and obligations arising after the date hereof with respect to the Contracts.
            The Assignor warrants that (a) it has the authority to execute and deliver this Assignment and Assumption Agreement, (b) it has not made any prior assignment of its rights under the Contracts, and (c) it will execute and deliver to the Assignee such additional documents as the Assignee may reasonably request to secure its rights under this Assignment and Assumption Agreement.
            The Assignee warrants that it is a valid New York professional corporation authorized to transact business in the State of New York and that it has the authority to execute and deliver this Assignment and Assumption Agreement and perform the assumed obligations under the Contracts.
                          Assignor: Clinical Associates


                         By: __________________________
                                               Irwin Mansdorf
                                               Partner


                        Assignee: Perlow Physicians, P.C.


                        By: ____________________________
                                      Name:
                                          Title:

G:\KAYSER\PIONEER\CA-CD.14
                                      14



G:\KAYSER\PIONEER\CA-CD.14
The obligations of the Assignee set forth herein are hereby unconditionally and absolutely guaranteed by PHC, Inc.

                                          Guarantor:  PHC, Inc.


                        By:_____________________________
                                      Name:
Title:

EXHIBIT 10.97




                                  BILL OF SALE


            FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, CLINICAL DIAGNOSTICS, a sole proprietorship owned by Irwin Mansdorf (hereinafter referred to as "Seller"), does hereby sell, assign, transfer and convey to PERLOW PHYSICIANS, P.C., a duly organized and existing New York professional corporation (hereinafter referred to as "Purchaser"), all right, title and interest in and to the specified assets (as defined below), free and clear of any lien or encumbrances, except as disclosed herein or in the Asset Purchase Agreement (as hereinafter defined). The term "Specified Assets" shall mean all of the assets owned by Seller or in which Seller has any rights or interests comprising and used by Seller in connection with or related to the ownership, management or operation of its business known as Clinical Associates (the "Business"), as of the date hereof, tangible and intangible, wheresoever situated and whether or not specifically referred to, and any and all of Seller's right, title and interest therein and thereto as noted in that certain Asset Purchase Agreement dated as of October 31, 1996 among Seller, PHC, Inc. and others (the "Asset Purchase Agreement"), including, without limiting the generality of the foregoing, the following:
            (a) all (I) rights of the Seller under contracts, arrangements, Real Estate Leases (as defined in the Asset Purchase Agreement) and agreements set forth on Schedules 1.2(b) and (c) of the Asset Purchase Agreement, including, without limitation, all rights to receive goods and services rendered pursuant thereto, and to assert claims and take other rightful actions in respect of breaches, defaults and other violations thereof (collectively, the "Contracts"),
(II) machinery, equipment, furniture, furnishings, tools, or similar property used in the Business, (iii) the employee roster of the Seller, (IV) all books, records, manuals, price lists, correspondence, patient lists, mailing or distribution lists, and lists of customers of the Seller, (V) all research and development, financial, accounting and operational data and records used exclusively in the Business, (VI) the intangible goodwill of Seller, and (VII) all such other assets as specified on Schedule 1.2 of the Asset Purchase Agreement.
            (b) Notwithstanding anything to the contrary herein provided, the Specified Assets shall not include (I) all cash, cash equivalents including cash on hand or in bank accounts, and certificates of deposit, and commercial paper held by Seller, (II) all notes receivable held by each Seller, (III) all patient accounts receivable held by Seller on the Closing Date (as defined in subsection
2.1 of the Asset Purchase Agreement), including fees earned for patients treated prior to the Closing Date but not yet billed, (IV) the organizational and capitalization documents of the Seller, (V) all contracts and agreements specified in Schedule 1.3 of the Asset Purchase Agreement (VI) the personal property of the partners of the Seller that has been used in connection with the operation of the Business and is set forth in Schedule 1.3 of the Asset Purchase Agreement and (VII) the assets specified in Schedule 1.3 of the Asset Purchase Agreement.

            IN WITNESS WHEREOF, this Bill of Sale has been executed by Seller as of the 31st day of October, 1996.



                          Seller: Clinical Diagnostics

                         By: __________________________
                                              Irwin Mansdorf
                                              Owner

EXHIBIT 10.98

                              EMPLOYMENT AGREEMENT


      THIS EMPLOYMENT AGREEMENT is entered into this 1st day of November, 1996, (the "Effective Date") by and between Perlow Physicians, P.C., a New York professional corporation (the "Corporation"), and Yakov Burstein, Ph.D.
(the "Clinical Director").

                              W I T N E S S E T H:

      WHEREAS, the Corporation is a New York professional corporation which provides mental health services to the general public in the New York metropolitan area; and

      WHEREAS, concurrent with the execution of this Agreement, the Corporation is purchasing the practice jointly operated by the Clinical Director and Irwin Mansdorf, Ph.D.; and

      WHEREAS, in order to promote continuity of patient care, the Corporation desires to employ Clinical Director on the terms and conditions hereafter set forth, and the Clinical Director desires to accept such employment;

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Corporation hereby employs Clinical Director and Clinical Director hereby agrees to work for the Corporation, upon the following terms and conditions:

      1. EMPLOYMENT DUTIES. Clinical Director is hereby employed by the Corporation to serve as its Clinical Director to provide professional services in connection with psychotherapy. In performing duties hereunder, Clinical Director shall at all times comply with all policies and procedures of the Corporation, copies of which shall be provided to the Clinical Director by the Corporation, and incorporated by reference into this Agreement when initialed by the Clinical Director.

      2. TIME REQUIREMENTS. Subject to the provisions of Section 7 hereof, Clinical Director agrees to devote forty (40) hours per week during the term of this Agreement to the affairs and activities of the Corporation, on such days and at such times as are consistent with his past practices at Clinical Associates, a partnership owned by Irwin Mansdorf, Ph.D. ("Mansdorf") and Clinical Director ("Clinical Associates") and Clinical Diagnostics, a sole proprietorship owned by Mansdorf ("Clinical Diagnostics").

      3. COMPENSATION. Subject to the provisions of Section 7 hereof, the Corporation agrees to pay to Clinical Director as compensation for his services hereunder a salary at an annual rate of one hundred twenty five thousand dollars ($125,000.00) per year. Any and all compensation due to be paid to the Clinical Director pursuant to this Section 3 and under the Employment Agreement between the Clinical Director and BSC-NY, Inc. of even date herewith (the "BSC-NY Agreement") shall be paid by the Corporation.

      4. BENEFITS. Subject to the provisions of Section 7 hereof, the Corporation shall provide and the Clinical Director shall be entitled to participate in all of the employee benefit programs and plans which are applicable to clinical directors of the Corporation in accordance with the terms of said programs and plans. Such programs and plans shall include, without limitation, group health, insurance, life insurance, short and long-term disability insurance and a 401(k) plan.

      5. REIMBURSEMENT OF EXPENSES. Subject to the provisions of Section 7 hereof, the Corporation will provide the Clinical Director with an automobile allowance of $475.00 per month. The Corporation shall also reimburse the Clinical Director for all reasonable and necessary business expenses incurred by him in the performance of his duties hereunder including parking expenses, cellular phone expenses and beepers. The Corporation shall also reimburse the Clinical Director for membership dues in professional organizations bearing direct relationship to Clinical Director's duties in connection with this Agreement.

      6. VACATIONS AND CLINICAL DIRECTOR MEETINGS.  Subject to the provisions of
Section 7 hereof, the Clinical Director shall be entitled to (a) four (4) weeks' vacation during each calendar year, and (b) one (1) week each year to attend professional meetings and seminars as may be mutually agreed upon by Clinical Director and the Corporation's Chief Executive Officer ("CEO"). The Clinical Director shall be paid his normal salary during vacation and while in attendance at professional meetings and seminars.

      7. DUPLICATION OF TIME REQUIREMENTS, COMPENSATION AND BENEFITS. Any hours of time devoted by Clinical Director to his responsibilities pursuant to Section 2 of this Agreement shall offset the number of hours he is required to devote to his responsibilities under the terms of the BSC-NY Agreement . Any right to compensation, item of benefit, reimbursement of item of expense, or vacation/seminar time to be provided by the Corporation to the Clinical Director pursuant to Sections 3, 4, 5 and 6 of this Agreement shall be offset by such compensation, such item of benefit, such reimbursement of item of expense, or such vacation/seminar time to be provided by the Corporation to the Clinical Director under the BSC-NY Agreement.

      8. REPRESENTATIONS AND WARRANTIES OF THE CLINICAL DIRECTOR. The Clinical Director hereby represents and warrants at all times during the term of this Agreement that he is duly authorized, licensed and in good standing under the laws of the State of New York to engage in the practice of psychology, that said license is not suspended, revoked or restricted in any manner and that, to his knowledge, there is not presently pending or threatened against him any action, claim or proceeding the outcome of which could result in revocation, suspension or restriction of his license.

      9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION. The Corporation represents and warrants at all times during the term of this Agreement that:

            9.1 The Corporation is a duly formed professional corporation organized, validly existing and in good standing under the laws of the State of New York.

            9.2 The Corporation has the corporate power and authority to enter into this Agreement and carry on its business as currently conducted.

      10.   TERM; BASIS FOR TERMINATION.  Subject to the provisions of this
Section 10, the term of this Agreement shall be for three (3) years, commencing on the Effective Date. This Agreement shall terminate earlier on the first to occur of the following:

            10.1  The death of Clinical Director;

            10.2 The permanent disability of the Clinical Director at any time. The Clinical Director shall be deemed to have become permanently "disabled" when by reason of a physical or mental disability or incapacity he shall have failed or is unable to perform his customary duties and activities on behalf of the Corporation for a consecutive period of four (4) months or for any six (6) months within any twelve (12) month period; or

            10.3 At any time by the Corporation for "cause" which, for purposes of this Agreement, shall mean (a) willful and serious or habitual failure of the Clinical Director to perform his duties hereunder in all material respects which is not remedied within 30 days after the receipt of notice thereof from the Corporation; (b) legal disqualification of the Employee from practicing psychology within the State of New York; or (c) gross misconduct, fraud or embezzlement by the Clinical Director.

      11. PROTECTION OF THE CORPORATION. In consideration of the Clinical Director's initial and/or continued employment and other good and valuable consideration provided by the Corporation, the adequacy of which is hereby acknowledged, the parties agree to the following:

            11.1 COVENANTS. In consideration of the execution and delivery of this Agreement and in recognition that the Corporation was induced to enter into this Agreement based on the covenants and assurances made by the Clinical Director, Clinical Director covenants and agrees that, for a period of four (4) years after the Closing, he will not (i) directly or indirectly (whether as a sole proprietor, partner, stockholder, director, officer, employee, consultant, independent contractor, or in any capacity as principal or agent or in any other individual or representative capacity) engage in Competition (as such term is defined below) with the Corporation or be interested in or associated with or render services to or sell any ideas, inventions or products to any party in Competition with the Corporation or (ii) make known or disclose the name or address of (x) any of the clients, customers or patrons of the Corporation or
(y) any persons having a contractual relationship with the Corporation (except where the facts of such relationships are generally available to or known by the public other than as a result of a disclosure by Clinical Director) or (iii) call upon, solicit, divert or take away, or attempt to solicit, divert or take away, any such clients, customers or patrons or employees of the Corporation or any persons having a contractual relationship with the Corporation or (iv) request or advise any present or future client, customer or patron of the Corporation or any persons having a contractual relationship with the Corporation to withdraw, curtail or cancel their business relationship with the Corporation. For purposes hereof, the term "Competition" shall mean the providing of (i) psychotherapy services to individuals either individually or in group settings in out-patient clinics, nursing homes or hospitals, or (ii) management services in connection therewith, in any case, within a radius of twenty-five (25) miles from any location in which psychotherapy services or management services in connection therewith are then being provided by the Corporation; provided, however, that the Clinical Director may engage in private practice and may provide such services to the Hempstead Hospital, administrative divisions of the State of New York, Upstate Clinical Associates and, with respect only to administrative and management services provided to governments or municipalities ("GMC Contracts"), BSC Health Management ("BSCHM"). In the event Upstate Clinical Associates plans to render psychotherapy services at a location more than twenty five (25) miles from Monroe County, New York, it shall provide PHC, Inc. ("PHC") with notice of such location. If PHC or any of its subsidiaries engages in such services or provides management services in connection therewith within twenty five (25) miles of such location during the sixty (60) days following the date of such notice, then Upstate Clinical Associates shall discontinue such plans for so long as PHC is so engaged. BSCHM will obtain clinical services from an authorized provider associated with PHC under the GMC Contracts except (A) in the "Capital District" (as defined in the GMC Contracts), (B) to the extent BSCHM's partner or joint venturer as of the date hereof (which is a national behavioral health care provider identified to PHC) or the governmental entity withholds its consent and/or (C) the extent prices and services proposed by the PC or an authorized provider associated with PHC in connection with the GMC Contracts are not competitive. For purposes hereof, "Competition" shall not preclude the ownership of less than ten (10) percent of the common stock, or other class of voting stock or any percentage of non-voting securities, of any publicly traded company.

            11.2 ENFORCEMENT. The Clinical Director agrees that the remedies at law for any breach of the covenants contained in this Section 11 will be inadequate and that the Corporation shall be entitled to appropriate equitable remedies including injunctive relief in any action or proceeding brought to prevent the taking or continuation of any action which would constitute or result in a breach of such covenant. Such remedies shall not be exclusive and shall be in addition to any and all remedies which may be available, directly or indirectly, without limiting the recovery of any incidental, consequential and/or punitive damages. Clinical Director further agrees that if any restriction in this Section 11 is held by any court to be unenforceable or unreasonable, a lesser restriction will be enforced in its place and the remaining restrictions will be enforced independently of each other. The attorneys' fees, court costs and other expenses incurred by the prevailing party in any proceeding to enforce any rights under any provision of this Section 11, or to defend any such attempted enforcement, shall be paid by the non-prevailing party.

            11.3 ANCILLARY OBLIGATIONS. This covenant shall be construed as an obligation ancillary to the other provisions of this Agreement and the existence of any claim or cause of action by the Clinical Director, whether predicated on a breach of this Agreement or otherwise, shall not constitute a defense to the enforcement by the Corporation of this covenant.

            11.4 JURISDICTION. The Clinical Director hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York located in New York City for any actions, suits or proceedings arising out of or relating to this covenant and each further agrees that service of any process, summons, notices or document by U.S. registered mail to the address set forth herein shall be effective service of process for any action, suit or proceeding brought against him in any such court.

      12. INSURANCE. The Clinical Director shall maintain professional liability coverage covering him for acts and omissions in the normal course of his employment hereunder, in an amount of not less than three million dollars ($3,000,000) aggregate coverage and one million dollars ($1,000,000) coverage per wrongful act or occurrence. The Corporation shall reimburse the Clinical
Director for the costs of such professional liability insurance and for the costs of so-called "tail insurance" covering Clinical Director in the amount of the policy limits, if the insurance being provided is on a claims-made basis and the insurance carrier or coverage is changed or terminated for any reason whatsoever. In addition, the Corporation shall maintain a policy of comprehensive general liability insurance coverage in an amount of not less than one million dollars ($1,000,000) aggregate coverage and one million dollars ($1,000,000) coverage per wrongful act or occurrence.

      13. GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

      14. ASSIGNMENT. Neither this Agreement nor any right, duty or obligation arising under it may be assigned by either party without the prior written consent of the other party. Notwithstanding the foregoing, in the event of the merger or consolidation of the Corporation with any other corporation or corporations, the sale by the Corporation of a major portion of its assets or of its business and good will, or any other corporate reorganization involving the Corporation, this Agreement may, without the Clinical Director's written consent, be assigned and transferred to such successor in interest as an asset of the Corporation upon such assignee assuming the Corporation's obligation hereunder, in which event the Clinical Director agrees to continue to perform his duties and obligations, according to the terms hereof, to or for such assignee or transferee of this Agreement; provided, however, that the Corporation will remain secondarily liable as guarantor of such assignee or transferee's obligations to the Clinical Director hereunder.

      15. NATURE OF RELATIONSHIP. Nothing in this Agreement shall be construed as establishing the parties as partners or joint venturers.

      16. BINDING NATURE OF AGREEMENT; ENTIRE AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, representatives and successors. This Agreement supersedes all prior agreements, representations or understandings, oral or written, express or implied with respect to the subject matter hereof.

      17. AMENDMENTS. No amendment to this Agreement shall be valid unless in writing signed by both of the parties.

      18. RESOLUTION OF DISPUTES. The rights of the parties under this Agreement and concerning the employment relationship shall be determined, in the event of a dispute, by an independent arbitrator selected in accordance with the rules of the American Arbitration Association and the decision of the arbitrator shall be final and binding on both parties. To the maximum extent permitted by law, the parties waive their rights to a determination of any such issues by a court or jury. In the event either party resorts to arbitration or other legal action to resolve a dispute arising under this Agreement, the prevailing party shall be entitled to recover the costs and expenses incurred in connection with such arbitration or action from the other party, including, without limitation, reasonable attorneys' fees. For purposes of this Section 18, the term "dispute" means all controversies or claims relating to terms, conditions or privileges of employment, including, without limitation, claims for breach of contract, discrimination, harassment, wrongful discharge, misrepresentation, defamation, emotional distress or any other personal injury, but excluding claims for unemployment compensation or worker's compensation.

      19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute one and the same agreement. This Agreement shall not become effective until it has been executed by both of the parties hereto.

      20. HEADINGS. The headings used in this Agreement are for convenience of reference only and shall have no force or effect in the construction or interpretation of the provisions of this Agreement.

      21. NOTICES. All notices, requests, demands, and other communications required or permitted by this Agreement shall be in writing (unless otherwise specifically provided herein) to the addresses of the parties set forth below and shall be deemed to have been received: (a) three (3) days after deposit in the U.S. mail, postage prepaid, registered or certified, and addressed to either party at the addresses set forth below, or to such changed address as either party may have given to the other by notice in the manner herein provided; or
(b) upon personal delivery.

      If to the Corporation:  Perlow Physicians, P.C.
                              c/o Arent Fox Kintner Plotkin & Kahn
                                          1675 Broadway
                               New York, NY 10019
                             Attn: Jerome Levy, Esq.

      If to the Clinical Director:  Yakov Burstein, Ph.D.
                                 54-19 59th Ave.
                              Elmhurst, N.Y. 11373

                                 With a copy to:
                              Harvey Z. Werblowsky, Esq.
                             McDermott, Will & Emery
                              50 Rockefeller Plaza
                              New York, N.Y. 10020

      22. SEVERABILITY. Nothing contained in this Agreement shall be construed to require the commission of any act contrary to law, and whenever there is any conflict between any provision of this Agreement and any statute, law, ordinance or regulations the statute, law, ordinance or regulation shall prevail. In such event, and in any case in which any provision of this Agreement is determined to be in violation of a statute, law, ordinance or regulation, the affected provision(s) shall be limited only to the extent necessary to bring it within the requirements of the law and, insofar as possible under the circumstances, to carry out the purposes of this Agreement. The other provisions of this Agreement shall remain in full force and effect, and the invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of the other provisions of this Agreement.

      23. NO WAIVER. The waiver by any party to this Agreement of any breach of any term or condition of this Agreement shall not constitute a waiver of subsequent breaches. No waiver by any party of any provision of this Agreement shall be deemed to constitute a waiver of any other provision.

      24. SURVIVAL. All of the provisions in Section 12 and 18 shall survive any termination or expiration of the term of this Agreement.

      25. NO REQUIREMENT TO REFER. It is not a purpose of this Agreement to induce or encourage the referral of patients, and there is no requirement under this Agreement, or under any other agreement between the practice and the Clinical Director, that the Clinical Director refer any patient to the Corporation or to any other entity for the delivery of health care items or services. The compensation paid to the Clinical Director under this Agreement is made for professional services and obligations as set forth in this Agreement, and no payment made under this Agreement is in return for the referral of patients or in return for purchasing, leasing, ordering or arranging for any good, facility, item or service from the Corporation or any other entity.

      IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first above written.


CLINICAL DIRECTOR                         PERLOW PHYSICIANS, P.C.



By:                                       By:
      Yakov Burstein, Ph.D.                     President

EXHIBIT 10.99


                   AGREEMENT FOR PURCHASE AND SALE OF ASSETS

                              This AGREEMENT, effective as of October 31,
1996, between CLINICAL ASSOCIATES, a New York partnership, CLINICAL DIAGNOSTICS, a sole proprietorship owned by Irwin Mansdorf, Ph.D. (collectively referred to herein as the "Sellers"), PHC, INC., a Massachusetts corporation ("PHC"), BSC-NY, INC., a New York corporation and a direct, wholly-owned subsidiary of PHC ("BSC"), PERLOW PHYSICIANS, P.C., a New York corporation (the "PC") (BSC and the PC sometimes are referred to hereinafter collectively as the "Purchasers" and separately each as a "Purchaser"), IRWIN MANSDORF, a partner in Clinical Associates and a resident of New York State ("Mansdorf"), and YAKOV BURSTEIN, a partner in Clinical Associates and a resident of New York State ("Burstein") (Mansdorf and Burstein sometimes are referred to hereinafter collectively as the "Partners" and individually each as a "Partner").

                              W I T N E S S E T H :

                              WHEREAS, the Sellers are comprised of a
partnership and a sole proprietorship, engaged in the business of providing professional services for psychotherapy (collectively, the "Business"); and

                              WHEREAS, the Purchasers desire to purchase from
the Sellers and the Sellers desire to sell to the Purchasers certain specified assets, properties, rights and claims of the Business (constituting substantially all of the assets of Sellers) as a going concern on the terms and conditions set forth herein;

                              NOW, THEREFORE, in consideration of the
premises and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

 .                        .    PURCHASE AND SALE OF ASSETS

           PURCHASE AND SALE OF ASSETS. Subject to and upon the conditions set forth in this Agreement, the Sellers will sell, transfer, convey, assign and deliver to Purchasers, and Purchasers will purchase and acquire from the Sellers at the Closing (defined in subsection 2.1 hereof) provided for herein all right, title and interest of Sellers in and to the Specified Assets (defined in subsection 1.2 hereof), but shall not include the Excluded Assets (defined in subsection 1.3 hereof).

            SPECIFIED ASSETS.  The "Specified Assets" are:ASSETS

                          (A) All machinery, equipment,
furniture, furnishings, computers, telephones, supplies, and all tangible assets used in connection with the operation of the Business, wherever located, more particularly described in Schedule 1.2(a) attached hereto;

                           G:\KAYSER\PIONEER\CA-CD.14
                                       23

                        (B) All of Sellers' right, title
and interest in, to, or under the written or oral contracts, agreements, leases, licenses, permits, approvals, purchase orders and commitments, and any other intangible assets used in connection with the operation of the Business, through the Closing Date (as hereinafter defined) (the "Contracts"), which will be assumed by Purchasers as enumerated and described in Schedule 1.2(b) attached hereto;

                         (C) All leasehold interests in
real property used in connection with the Business (the "Property"), which will be assumed by Purchasers as enumerated and described in Schedule 1.2(c) attached hereto;

                         (D) All leasehold improvements
owned or made to the Property by Sellers;

                           (E) All of Sellers' books,
records, files and correspondence, display and promotional material relating to or utilized in connection with the operation of the Business, wherever located, through the Closing Date, together with all of the goodwill attached to the Business, and any other intangibles, including trademarks, corporate names, trade names, all customer lists, consent to the rights to use the telephone numbers and listings pertaining to same, the entire inventory of office and maintenance supplies, if any; and

                        (F) Except as expressly provided
herein to the contrary, all other assets, tangible or intangible, wherever located, held or used in connection with the ownership, operation and management of the Business, whether or not included in or reflected on the books of Sellers.

            EXCLUDED ASSETS. The "Excluded Assets" are (I) all cash, cash equivalents including cash on hand or in bank accounts, and certificates of deposit, and commercial paper held by each Seller, (II) all notes receivable held by each Seller, (III) all patient accounts receivable held by each Seller on the Closing Date including fees earned for patients treated on or prior to the Closing Date but not yet billed, (IV) the organizational and capitalization documents of each Seller, (V) all contracts and agreements specified in Schedule 1.3, (VI) the personal property of the partners or sole proprietor of each Seller that has been used in connection with the operation of the Business and is set forth in Schedule 1.3 and (VII) the assets specified in Schedule 1.3.

            ALLOCATION. All Specified Assets will be purchased and acquired by BSC, except the PC will purchase and acquire contracts with nursing home facilities, goodwill attached thereto, patient records and other Specified Assets that BSC is not permitted to acquire under applicable law.

 .I.   CLOSING AND PURCHASE PRICE

                        A.     TIME AND PLACE OF CLOSING
 The  closing of the sale of the  Specified
Assets contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. at the offices of Arent Fox Kintner Plotkin & Kahn, 1675 Broadway, 25th Floor, New York, NY 10019 as of October 31, 1996 (the "Closing Date"). Upon consummation, the Closing shall be deemed to take place as of the close of business on the Closing Date.

            PURCHASE PRICE.

                                           2.2.1.     PURCHASE PRICE.  On the
terms and subject to the conditions set forth in this Agreement, the Purchasers, jointly and severally, agree to deliver to the Sellers the following (together, the "Purchase Price") in consideration of the sale of the Specified Assets:

                               (a)  cash (by certified or bank
            check) in the amount of $1,500,000, plus

                               (b) promissory notes (each, a "Note") made by PHC, in substantially such form as is annexed hereto as Exhibit A, in the original aggregate principal amount of $750,000 bearing interest at 8% per annum and payable, in the aggregate, as follows:
            $187,500 on each of the first and second anniversaries of the Closing Date and $375,000 on the fourth anniversary of the Closing Date, plus

                               (c) a cash  amount (by  certified  or bank check)
            with respect to each of the first three (3) Fiscal Years (as hereinafter defined) of the PC after the Closing Date payable on the ninetieth (90th) day following the end of such Fiscal Year (each, a "Payout Date") equal to (.49) multiplied by the Earn Out Income (as hereinafter defined) for such Fiscal Year, plus

                               (d) an  additional  cash amount (by  certified or
            bank check) payable on the Payout Date following the third Fiscal Year of the PC after the Closing Date, equal to (.49) multiplied by
            (4), multiplied by the Earn Out Income for such Fiscal Year (the "Third Year Payment").

                                           2.2.2.     EARN OUT INCOME.  (a)
The term "Earn Out Income" for any Fiscal Year shall mean the net income before taxes of the PC for such Fiscal Year, determined in accordance with generally accepted accounting principles ("GAAP"). In no event shall any management or similar fee charged by PHC or any of its Subsidiaries (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act")) (other than Behavioral Stress Center, Inc.) to the PC or any of its Subsidiaries be deemed an expense in determining such net income. Any management or similar fee charged by Behavioral Stress Center, Inc. or any of its Subsidiaries to the PC shall be deemed an expense in determining such net income. In no event shall any obligations of (i) the PC, PHC and any of their Subsidiaries to the Partners or Sellers under this Agreement and (ii) PHC and any of its Subsidiaries to the Partners under the Agreement and Plan of Merger of even date herewith among PHC, the Partners and others, other than obligations under the Burstein Employment Agreement and the Mansdorf Consulting Agreement or any payment for psychotherapy services by the PC, be deemed an expense in determining such net income. E.g., depreciation and amortization arising out of the transactions referred to in clauses (i) and (ii) above may not be deducted as an expense in computing Earn Out Income. Notwithstanding the foregoing, all direct out-of-pocket ordinary and necessary costs and expenses paid or incurred by PHC or any of its Subsidiaries on behalf of the PC shall be reflected as an expense of the PC. The term "Fiscal Year" shall mean the twelve month period ended on the first anniversary of the Closing Date and each successive twelve month period thereafter.

                               (b)  In the event the PC or any of its
Subsidiaries plans to acquire (by merger, consolidation, purchase or otherwise) any psychotherapy practice or provider of management services in connection therewith (an "Acquisition"), PHC shall provide the Partners with a notice ("Acquisition Notice") including the terms of the Acquisition and the parties thereto in reasonable detail, copies of any agreements or instruments to be executed in connection with the Acquisition and, if then available, a computation (the "Computation") of the maximum depreciation and amortization expenses per year to be borne by the PC or any of its Subsidiaries in connection with the Acquisition. Promptly (but no more than 10 business days) after receipt of any Acquisition Notice for an Acquisition, the Partners shall elect whether or not such Acquisition shall be reflected in Earn Out Income. If the Partners elect to include such Acquisition in Earn Out Income, the operating results resulting from such Acquisition including depreciation and amortization shall be reflected in Earn Out Income. If the Partners elect not to include such Acquisition in Earn Out Income, such operating results, depreciation and amortization shall not be reflected in Earn Out Income. If the Partners elect to include in Earn Out Income any Acquisition the Acquisition Notice for which did not include a Computation, PHC shall provide the Partners with a supplemental Acquisition Notice including a Computation as soon as it is available. Promptly (but no more than 10 business days) after receipt of such supplemental Acquisition Notice, the Partners may change their election as to whether or not such Acquisition shall be reflected in Earn Out Income. If PHC or any of its Affiliates (as such term is defined in Rule 405 promulgated under the Securities
Act) (other than Behavioral Stress Center, Inc., the PC or any of their Subsidiaries) plans to acquire (either by merger, consolidation, purchase or otherwise) any psychotherapy practice or provider of management services in connection therewith located more than 100 miles from New York City that was introduced to PHC by Mansdorf or Burstein, PHC shall provide the Partners with an Acquisition Notice with respect thereto in accordance with this Section 2.2.2(b) as if the PC or any of its Subsidiaries were making the acquisition and the Partners shall have the election rights with respect thereto specified above.

                               (c)  Any dispute as to the determination of
Earn Out Income shall be settled in the manner provided in Section 9.

                        C.     ALLOCATION OF PURCHASE PRICE
 The Purchase Price shall be allocated
among the Specified Assets of the Sellers, and paid to each Seller, as set forth in Schedule 2.3.

            D. CHANGE OF CONTROL;  ACCELERATION OF PAYMENT OF PURCHASE PRICE.
     In the event of a "change of control" with respect to PHC, the minimum obligation of Purchasers and PHC to pay the Earn Out Income portion of the Purchase Price shall be immediately determined and fixed. A "change of control" with respect to PHC means the occurrence of one or more of the following: (a) Bruce A. Shear ceases to be the chief executive officer of PHC; (b) Bruce A. Shear ceases to be the president of PHC; or (c) the sale, exchange, transfer, assignment or other disposition, whether voluntary or involuntary (but not including a pledge or grant of another form of security interest) of the assets constituting the Business as such assets exist on the Closing Date by the Purchasers. In the event the minimum obligation to pay the Earn Out Income portion of the Purchase Price is determined pursuant to this section as a result of a change in control, any Earn Out Income portion of the Purchase Price for any Fiscal Year not yet ended at the time of such change in control shall be calculated based on the greater of (i) Earn Out Income for such Fiscal Year as set forth in Section 2.2.1(c) and (d) and (ii) Earn Out Income for the Fiscal Year ended immediately prior to such change in control (or, if no full Fiscal Year has yet ended, an annualized amount based on the partial Fiscal Year ended on the date of the change of control). E.g., if a change in control occurs nine months after the Closing Date, the Earn Out Income portion of the Purchase Price of pursuant to Section 2.2.1(c) and (d) shall be no less than an amount equal to (.49) multiplied by (7), multiplied by the Earn Out Income of the PC for such nine month period multiplied by (12) divided by (9). Nothing in this section affects the time PHC and the Purchasers shall be obligated to pay the Purchase Price, it being understood that this section merely establishes the minimum amount of the Earn Out Income portion of such Purchase Price upon the occurrence of a change in control with respect to PHC.

            SET-OFF. In the event the PC receives notice of termination of any contract identified on Schedule 2.5 during the ninety (90) calendar day period commencing on the Closing Date, PHC shall be entitled to reduce the principal amount of each Note on a pro rata basis in accordance with the initial principal amount of the Notes by an amount equal to $21,429 for each nursing home facility giving any such notice. Any such reduction to a Note shall be applied to payments scheduled thereunder in the inverse order of maturity.

            NO LIABILITIES. The Purchasers are not assuming any liabilities or obligations of the Sellers except as explicitly set forth in this Agreement.


III.                     .  CONDITIONS
     A. CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE ASSET PURCHASE The respective obligations of each party to this Agreement are expressly conditioned upon the following:

                               (a)  the Closing shall be contingent upon
      consummation of the transactions contemplated by the agreement and plan of merger among PHC, BSC, Behavioral Stress Center, Inc. and the Partners.

                               (b)  except as disclosed herein, there is no
      suit, claim, action, proceeding or investigation pending or, to the best knowledge of the Sellers or PHC, threatened against PHC, either Purchaser or either Seller before any governmental entity which if adversely determined, individually or in the aggregate, would have a material adverse effect on PHC, the Sellers or Purchasers or prohibit, delay or interfere with the consummation by PHC, the Sellers or Purchasers of the transactions contemplated by this Agreement. Except as disclosed herein, neither PHC, the Sellers nor Purchasers are subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen, individually or in the aggregate, in the future would have a material adverse effect on PHC, the Sellers or Purchasers or prohibit, delay or interfere with the consummation by PHC, the Sellers or Purchasers of the transactions contemplated by this Agreement; and

                               (c)  all waivers, consents, approvals and
      actions of any governmental authority, commission, board or other regulatory body or third party required in connection with this Agreement and the transactions contemplated hereby shall have been obtained by Sellers or Purchasers, as the case may be, and (i) shall not have been reversed, stayed, enjoined, set aside, annulled or suspended, (ii) shall not be subject to any timely request for stay, petition for reconsideration or appeal or SUA SPONTE action with comparable effect, and
      (iii) the time for filing any such request, petition or appeal or for the taking of any such SUA SPONTE action shall have expired.

            DELIVERY BY SELLER. The obligation of the Purchasers to purchase the Specified Assets and to pay the Purchase Price are expressly conditioned upon the fulfillment at or prior to the Closing and the delivery by each Seller and receipt by PHC at the Closing of the following items:

                               (a)  Sellers shall have performed in all
      material respects their obligations contained in this Agreement required to be performed on or prior to the Closing Date and PHC shall have received a certificate signed by a duly authorized representative of each Seller to such effect; and

                               (b)  the representations and warranties of
      each Seller set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date as if made as of such time, except as contemplated or permitted by this Agreement, PHC shall have received a certificate signed by a duly authorized representative of each Seller to such effect; and

                               (c)  a bill of sale, in substantially such
      form as is annexed hereto as Exhibit B (the "General Assignment and Bill of Sale"), executed and delivered by each Seller and transferring the Specified Assets (other than the Contracts) to the Purchasers; and

                               (d)  an assignment and assumption agreement,
      in substantially such form as is annexed hereto as Exhibit C (the "Assignment and Assumption Agreement"), executed and delivered by each Seller and assigning to the Purchasers all the Contracts and Property leases; and

                               (e)  copies of all consents necessary for the
      assignment of the Contracts, unless the requirement to obtain such consents has been waived by PHC; and

                               (f)  copies of all Property leases, and any
      consents and approvals in connection with the assignment of the Property leases to BSC; and

                               (g)  Burstein shall execute and deliver the
      Employment   Agreement  in  accordance  with  Section  6.2(c)  hereof  and substantially in such form as is annexed hereto as Exhibit D; and

                               (h)   Mansdorf shall execute and deliver the
      Consulting   Agreement  in  accordance  with  Section  6.2(c)  hereof  and substantially in such form as is annexed hereto as Exhibit E.

     C. DELIVERIES BY THE PURCHASER. Each Seller's obligations to sell the Specified Assets are expressly conditioned upon the following and upon fulfillment at or prior to the Closing and the delivery by the Purchasers and receipt by each Seller at the Closing of the following items:

                               (a)  PHC and Purchasers shall have performed
      in all material respects their obligations contained in this Agreement required to be performed on or prior to the Closing Date and the Sellers shall have received a certificate signed by a duly authorized representative of PHC and the Purchasers to such effect; and

                               (b)  the representations and warranties of PHC
      and Purchasers set forth in Section 5 of this Agreement shall be true and correct in all material respects as of the Closing Date as if made as of such time, except as contemplated or permitted by this Agreement, and the Sellers shall have received a certificate signed by a duly authorized representative of PHC and the Purchasers to such effect; and

                               (c)  the Notes and a bank or certified check
      or other immediately available funds in the amount of the cash consideration due at the Closing pursuant to Section 2.2.1; and

                               (d)  the Assignment and Assumption Agreement,
      executed and delivered by each Purchaser pursuant to which the Purchasers assume the obligations of each Seller under all the Contracts and the Property leases; and

                               (e)  (I) a copy of the Certificate of
      Incorporation of each Purchaser certified as to its authenticity by the Secretary of State of the State of New York, and (II) a certificate of the Secretary of State of the State of New York certifying the existence of the PC as a professional corporation in the State of New York; and

                               (f)  a certificate of the Secretary or an
      assistant Secretary of each Purchaser certifying (i) that the Certificate of Incorporation provided pursuant to subsection 3.3(e) is true and correct, that no action has been taken to amend such Certificate of Incorporation since the last amendment set forth therein, and that such Purchaser has not taken action to dissolve, liquidate or wind-up its businesses, (ii) true and complete copies of the Bylaws of such Purchaser as in full force and effect on the date thereof, and (iii) a true and complete copy of the resolutions adopted by the board of directors and shareholders of such Purchaser relating to the transactions contemplated hereby, which resolutions are the only resolutions adopted by the board of directors and shareholders of such Purchaser relating to the transactions contemplated hereby and which resolutions remain in full force and effect; and

                               (h)  a copy of the license to practice
      medicine or psychology, as the case may be, in the State of New York and a copy of Federal Drug Enforcement Agency ("DEA") registration for each shareholder and/or employee of the PC and DEA licensure; and

                               (i)  the PC shall have offered employment to
      Burstein in accordance with Section 6.2(c) hereof, and in accordance with the terms of the Employment Agreement, substantially in such form as is annexed hereto as Exhibit D; and

                               (j)  the PC shall have offered a
      consulting arrangement to Mansdorf in accordance with Section 6.2(c) hereof, and in accordance with the terms of the Consulting Agreement, substantially in such form as is annexed hereto as Exhibit E.

     D. ACCESS TO PATIENT FILES. At the Closing, the custody of all medical records of patients of each Seller shall be transferred to the PC, which shall hold such records in confidence and utilize the same only for its appropriate purposes or as may be necessary to identify such records for forwarding to another physician at the written direction of a patient. Each Seller shall be authorized to have access to such records, or a copy thereof, upon request.

     OTHER AGREEMENTS. At the Closing, the parties shall execute, acknowledge and deliver such other instruments and documents as may be reasonably necessary or appropriate to carry out the transactions contemplated by this Agreement.

SV.          .          REPRESENTATIONS AND WARRANTIES OF SELLER

                                     The Sellers, jointly and severally,
hereby represent and warrant to the Purchasers as of the date hereof as follows:

            DUE ORGANIZATION. Clinical Associates represents that it is a partnership which is duly organized and validly existing and in good standing under the laws of the State of New York, and has full power and authority to conduct its business, and operate its assets including its Specified Assets. Mansdorf represents that he is the sole proprietor of Clinical Diagnostics and that he has full power and authority to conduct the business of Clinical Diagnostics and operate its assets, including its Specified Assets.

            AUTHORITY. Each Seller has full legal right, power and authority, without the consent of any other person, to execute and deliver this Agreement, and all other agreements being delivered in connection herewith (the "Ancillary Agreements"), and to carry out the transactions contemplated hereby and thereby, except as noted in Schedule 4.2. All acts or proceedings required to be taken by each Seller to authorize the execution, delivery and performance of this
Agreement and all transactions contemplated hereby including, without limitation, any required partnership or sole proprietor approval, have been duly and properly taken.

            APPROVALS. This Agreement and the transactions contemplated hereby have been approved and adopted by the requisite vote of the partners or the sole proprietor of each Seller, as the case may be.
     D. EXECUTION, DELIVERY AND PERFORMANCE . This Agreement, the Ancillary Agreements, and the documents executed and delivered by each Seller pursuant hereto have been duly executed and delivered and constitute lawful, valid and legally binding obligations of such Seller, enforceable against such Seller in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally and by general equity principles. None of the execution, delivery or performance of this Agreement, the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby by such Seller will, with or without the giving of notice or the passage of time, or both, result in the creation of any lien, charge or encumbrance of any kind or the termination or acceleration of any indebtedness or other obligation of such Seller. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby is not prohibited by, do not violate or conflict with any provision of, and do not constitute a default under or a breach of (A) the Certificate for Partners of Clinical Associates, (B) any note, bond, indenture, contract, agreement, permit, license or other instrument to which either Seller or its assets is bound, (C) any order, writ, injunction, decree or judgment of any court or governmental agency, or (D) any law, rule or regulation applicable to either Seller, except, in each case, for such liens, charges, encumbrances, violations, conflicts or defaults the occurrence of which would not have a material adverse effect on the business or results of operations or financial condition of the Sellers. No approval, authorization, registration, consent, order or other action of or filing with any person, including any court, administrative agency or other governmental authority, is required for the execution and delivery by either Seller of this Agreement or the performance of its obligations hereunder or the consummation by such Seller of the transactions contemplated hereby, except for such approvals, authorizations, registrations, consents, orders, actions or filings the failure of which to obtain or make would not have a material adverse effect on the business or results of operations or financial condition of such Seller.

            TITLE TO ASSETS. The Sellers are the sole and exclusive legal and equitable owners of all right, title and interest in and have good and marketable title to all of the Specified Assets. Except as set forth in Schedule 4.5, none of the Specified Assets which Sellers purport to own are subject to
(A) any title defect or objection;  (B) any contract of lease,  license or sale;
(C) any security interest, mortgage, pledge, lien, charge or encumbrance of any kind or character, direct or indirect, whether accrued, absolute, contingent or otherwise; (D) any royalty or commission arrangement; or (e) any claim, covenant or restriction. The Specified Assets, taken as a whole, are in good operating condition and repair in all material respects (reasonable wear and tear excepted) and are suitable for the purposes for which they are presently being used. EXCEPT FOR THE SPECIFIC REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN, THE SPECIFIED ASSETS ARE BEING SOLD "AS IS WHERE IS" WITH NO WARRANTIES AS TO CONDITION OR SUFFICIENCY, AND ALL OTHER WARRANTIES EXPRESS OR IMPLIED ARE HEREBY DISCLAIMED INCLUDING ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     F. REAL PROPERTY AND REAL ESTATE LEASES. The Sellers have delivered to PHC accurate, correct and complete copies of each Property lease. At the Closing, the Sellers shall deliver to PHC any consents or approvals of any parties required in connection with the assignment of the Property leases, except as noted on Schedule 4.6. Each Property lease is in full force and effect and, to the knowledge of the Sellers, there exists no default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such lease.

                                EMPLOYEE MATTERS.

                       (a) CONTRACTS. Schedule 4.7(a) sets
forth a true, correct and complete list and summary description of all agreements, arrangements or understandings, written or oral, with employees of each Seller regarding services to be rendered, terms and conditions of employment, and compensation (the "Employment Contracts"), each of which will be terminated at or prior to Closing except as noted on Schedule 4.7.

                     (b) COMPENSATION. Schedule 4.7(b) sets
forth a true, correct and complete list of all employees of each Seller, including name, title or position, the present annual compensation (including bonuses, commissions, vacation, sick leave and deferred compensation), years of service and any interests in any incentive compensation plan.

                                     (c)  DISPUTES.  There are no
controversies pending or, to the knowledge of the Sellers, threatened involving any employee or group of employees, except individual grievances under any collective bargaining agreement which, in the aggregate, are not material. Neither Seller has not suffered or sustained any work stoppage and no such work stoppage is, to the knowledge of such Seller, threatened. No union organizing or election activities involving any nonunion employees of either Seller are in progress or, to the knowledge of such Seller, threatened. Neither Seller is obligated under any agreement to recognize or bargain with any labor or employee organization or union on behalf of any employees.

            LICENSES  AND PERMITS.  Schedule  4.8  contains a true,  correct and complete list and summary description of each license, permit, certificate, approval, exemption, franchise, registration, variance, accreditation or authorization issued to the Sellers and assigned to the Purchasers (collectively, the "Licenses and Permits"). All such Licenses and Permits remain in full force and effect, and there are no notices relating to the withdrawal of any such approval or requiring any modification of a product in order to preserve any such approval. The Licenses and Permits are valid and in full force and effect and there are not pending, or, to the knowledge of the Sellers, threatened, any proceedings which could result in the termination, revocation, limitation or impairment of any of the Licenses and Permits. Each Seller has all licenses, permits, certificates, approvals, franchises, registrations, accreditation and other authorizations as are necessary or appropriate in order to enable it to own and conduct its business and, except as set forth in
Schedule 4.8, to own, occupy and lease its real property. Unless otherwise specified in Schedule 4.8, all Licenses and Permits are freely assignable to the Purchasers. No violations have been recorded in respect of any Licenses and Permits, and the Sellers know of no meritorious basis therefor.

            MATERIAL CONTRACTS. All agreements, commitments, instruments and leases related to the Business to which either Seller is a party or is bound, or by which any of the Specified Assets of the Business are subject or bound and which Purchasers are assuming (the "Material Contracts") are listed on Schedule
4.9 hereto. All Material Contracts are valid, binding and enforceable in accordance with their terms and are in full force and effect and to each Seller's knowledge, none of the parties to any Material Contract is in breach of any provision of, violation of, or in default under the terms of any such Material Contract. No event has occurred which with notice or passage of time or both would result in a breach of any provision of, or default under, the terms of any Material Contract. At the Closing, the Sellers shall deliver to PHC any consents or approvals of any parties required in connection with the assignment of the Material Contracts, except as noted on Schedule 4.9.

            LEGAL PROCEEDINGS. Except as set forth in Schedule 4.10, neither Seller is engaged in or a party to or, to the knowledge of such Seller, threatened with any action, suit, proceeding, complaint, charge, hearing, investigation or arbitration or other method of settling disputes or disagreements; and, upon due inquiry, such Seller does not know of, anticipate or have notice of any reasonable basis for any such action. Neither Seller has received notice of any investigation threatened or contemplated by any foreign, federal, state or local governmental or regulatory authority, including those involving the safety of products, the working conditions of employees, the Seller's employment practices or policies, or compliance with environmental regulations. Neither the Sellers, nor the Business nor any of the Specified Assets is subject to any judgment, order, writ, injunction, stipulation or decree of any court or any governmental agency or any arbitrator.

            CONDUCT OF BUSINESS. Except as set forth on Schedule 4.11, since December 31, 1995, the Sellers have:

                     (a) used their best efforts to promote
the Business, and to conduct the Business only in the ordinary course, and have used their best efforts to preserve Business, including without limitation (i) the servicing of all customer needs, (ii) the maintenance of customers', suppliers' and employees' goodwill and (iii) the maintenance of all real estate used by the Business including all maintenance, repair and replacements which are required in order for the continued operation of Business;

                      (b) not sold or otherwise disposed of
any of their material fixed assets or equipment, except for replacements and dispositions in the ordinary course; and

     (c) not suffered any extraordinary loss.

     4.12 COMPLIANCE WITH APPLICABLE LAWS. Except as set forth on Schedule 4.12, the Sellers are not in violation of any applicable law, regulation, ordinance, decree, judgment, order or requirement relating to the Business, including, without limitation, any law, regulation, ordinance, decree, order or requirement relating to zoning, employment, occupational safety or public health matters, the failure with which to comply would have a material adverse effect on the Business. Without limitation of the foregoing, the Sellers have not taken or omitted to take any action, and no situation or condition has occurred or exists prior to or on the Closing Date, in violation or noncompliance with any statute, law, regulation, directive or permit requirement promulgated or adopted by any governmental authority (whether federal, state or local) or under common law with respect to health or occupational safety, including, but not limited to, the Occupational Safety and Health Act and regulations and publications promulgated pursuant to such statute, as amended from time to time until the Closing Date.

INSURANCE. All insurance policies and arrangements of the Sellers are set forth on Schedule 4.13. Said insurance is consistent with that maintained by the Business in the past. All such insurance is in force and the Sellers have not received notice of cancellation of, or of an intent to cancel, any of their policies of insurance. No claims are pending under such insurance coverage.

                                     4.14  ABSENCE OF CERTAIN CHANGES   4.14
ABSENCE OF CERTAIN CHANGES. Since December 31, 1995, there has been no material adverse change in the Business.

V.  REPRESENTATIONS AND WARRANTIES OF PURCHASERS AND PHC

     The Purchasers and PHC, jointly and severally, hereby represent and warrant to the Sellers as of the date hereof as follows:

            DUE ORGANIZATION. The PC is a professional corporation duly organized and validly existing under the laws of the State of New York, with full power and authority and all requisite licenses, permits and franchises to own, lease and operate its assets and to carry on the business in which it is engaged. BSC is a business corporation duly organized and validly existing under the laws of the State of New York, with full power and authority and all requisite licenses, permits and franchises to own, lease and operate its assets and to carry on the business in which it is engaged. PHC has delivered to the Sellers a true, correct and complete copy of the Certificate of Incorporation and Bylaws of the PC and BSC.

            AUTHORITY. Each of PHC and the Purchasers has full right, power and authority, without the consent of any other person, to execute and deliver this Agreement, and the Ancillary Agreements, and to carry out the transactions contemplated hereby and thereby. All corporate and other acts or proceedings required to be taken by each of PHC and the Purchasers to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and properly taken.

                        C.     BOARD AND SHAREHOLDER APPROVAL     BOARD AND
SHAREHOLDER BOARD AND SHAREHOLDER APPROVAL. This Agreement, the Ancillary Agreements and the transactions contemplated thereby have been approved by the requisite vote of the board of directors and the shareholders of Purchasers and the board of directors of PHC.

     D. PAYMENT OF PURCHASE PRICE. The Notes, when delivered, shall be valid and duly executed and shall constitute binding obligations of PHC in accordance with the terms thereof.

            LICENSURE. Shareholders and employees of the PC are duly registered and licensed, and in good standing to practice medicine in the State of New York.

            VALIDITY. This Agreement has been, and the documents to be delivered at Closing will be, duly executed and delivered by PHC and the Purchasers and constitute lawful, valid and legally binding obligations of PHC and the Purchasers, as the case may be, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally and by general equity principles. None of the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby will, with or without the giving of notice or the passage of time, or both, result in the creation of any lien, charge or encumbrance or the acceleration of any indebtedness or other obligation of PHC or the Purchasers and are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under or a breach of (A) the Certificate of Incorporation or Bylaws of PHC or the Purchasers, (B) any note, bond, indenture, contract, agreement, permit, license or other instrument to which PHC or either Purchaser is a party or by which either of them is bound, (C) any order, writ, injunction, decree or judgment of any court or governmental agency, or (D) any law, rule or regulation applicable to PHC or the Purchasers, except, in each case, for such liens, charges, encumbrances, violations, conflicts or defaults the creation or occurrence of which would not have a material adverse effect on the consolidated business or results of operations or financial condition of PHC. No approval, authorization, consent or other order or action of or filing with any person, including any court, administrative agency or other governmental authority is required for the execution and delivery by PHC or the Purchasers of this Agreement or their obligations hereunder or the consummation by them of the transactions contemplated hereby, except for such approvals, authorizations, registrations, consents, orders, actions or filings the failure of which to obtain or make would not have a material adverse effect on the consolidated business or results of operations or financial condition of PHC.

            LEGAL PROCEEDINGS. Neither PHC nor the Purchasers are engaged in or a party to or, to the knowledge of PHC and the Purchasers, threatened with any action, suit or other legal proceeding involving the Specified Assets or affecting their ability to engage in the transactions contemplated hereby.

     H. SEC REPORTS AND FINANCIAL STATEMENTS . PHC has filed with the Securities and Exchange Commission (the "SEC"), and has heretofore made available to the Company, true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Securities Act since its initial public offering (as such documents have been amended since the time of such filing, collectively, the "PHC SEC Documents"). The PHC SEC Documents, including without limitation, any financial statements or schedules included therein, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder, except, in each case, to the extent any PHC SEC Document has been amended prior hereto by a subsequent PHC SEC Document delivered to the Company. The financial statements of PHC included in the PHC SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB of the SEC), and fairly present (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the consolidated financial position of PHC and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

      HART-SCOTT-RODINO. With the meaning of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. ss.18a), Bruce A. Shear (including all entities the assets or sales of which are attributable to Mr. Shear for purposes of such Act) has total assets of less than $100,000,000 and total annual net sales of less than $100,000,000, and therefore no party to this Agreement is required to file notification pursuant to such Act in connection with the transactions contemplated by this Agreement.

VI.                      .    COVENANTS

            PATIENT RECORDS. The PC will retain all patient records purchased pursuant to the terms hereof for a period of time equal to the longer of (I) the period of time required by applicable law and (II) ten (10) years from the last day on which such patient was examined by any employee of either Seller. If the PC no longer desires to retain such records, the PC may deliver such records to the Sellers or any successor of the Sellers to be retained by the Sellers or such successor as required by applicable law. Delivery of such records to the Sellers or such successor will satisfy the obligations of the PC under this
Section 6.1.

                        B.     EMPLOYMENT WITH THE BUSINESS

     (a) Prior to the Closing, the PC will offer employment, without term certain, to the employees of each Seller listed on Schedule 6.2, and at the same or greater cash rate of compensation as that provided by Sellers immediately before the Closing Date, without requiring relocation of employees. The PC has the right to terminate any employee in accordance with any agreement entered into by such employee and the PC from and after the Closing and applicable law.

                     (b) The Sellers shall terminate all the
employees of the Sellers (the "Terminated Employees"). The Sellers shall use commercially reasonable efforts to encourage the Terminated Employees to accept and retain employment with the PC.

                      (c) Prior to the Closing Date, the PC
shall offer a consulting arrangement to Mansdorf pursuant to the terms of the Consulting Agreement, substantially in such form as is annexed hereto as Exhibit
E. Prior to the Closing Date, the PC shall offer employment to Burstein pursuant to the terms of the Employment Agreement, substantially in such form as is annexed hereto as Exhibit D.

     C. COLLECTION OF RECEIVABLES. The PC agrees to assist Sellers in collecting through commercially reasonable methods accounts receivable arising from the Sellers' operation of the Business prior to the Closing Date. Such assistance shall be at no charge to the Sellers and shall include no more than the following number of hours of those continuing employees of the Business previously engaged in collection activities: (i) unlimited hours during the 30-day period after the Closing Date; (ii) 20 hours during the next 30-day period;
(iii) 15 hours during the next 30-day period; and (iv) 10 hours during each successive 30-day period thereafter until the 180th day after the Closing Date. The PC shall not be required to initiate any claim, suit or proceeding to collect such accounts or to take any action which materially interferes with the business relationship of the obligor of any such account.

     D. CONDUCT OF BUSINESS BY THE PURCHASERS . Purchasers shall operate their business in a commercially reasonable manner so as to preserve the Business, and to preserve the goodwill of its customers, suppliers and others having dealings with the Business to the end that the goodwill and ongoing performance of the Business shall not be impaired in any material respect after the Closing Date. Neither PHC, its Subsidiaries nor the Purchasers shall, directly or indirectly, engage in any activity that knowingly would impact negatively on the Business and the right of the Partners to receive the Earn Out Income portion of the Purchase Price. The provisions of this Section 6.4 shall survive until any and all obligations of PHC and the PC to pay the Purchase Price, including that based on Earn Out Income, terminate.

     E. NO SOLICITATION BY PHC AND THE PURCHASERS . Each party hereto covenants that neither it nor any of its Affiliates shall, directly or indirectly, induce, influence or attempt to induce or influence any person, firm or corporation to terminate their patronage with the Business, or in any way attempt to divert or influence patients from professionals or professional entities served by the Business. The provisions of this Section 6.5 shall survive until the fourth anniversary of the date hereof.

            F.             CERTAIN OPERATIONAL MATTERS  CERTAIN OPERATIONAL
MATTERS     CERTAIN OPERATIONAL MATTERS.  Except as noted below, the
following actions shall require the written approval of Mansdorf and
Burstein:

                         (a) engagement by either Purchaser or any Subsidiary thereof in any trade, business or activity other than providing psychotherapy services or the management of such services and any other services provided by the Sellers as of the Closing; and

                         (b) the acquisition,  either by merger,  consolidation,
            purchase or otherwise, by PHC or any of its Affiliates of any psychotherapy practice or provider of management services thereto located within 100 miles of New York City unless Mansdorf and Burstein shall have received an Acquisition Notice with respect thereto in accordance with Section 2.2.2(b) as if the PC or any of its Subsidiaries were making the acquisition; and

                         (c) transactions between the Purchasers or any of their
            Subsidiaries, on the one hand, and PHC or its Affiliates or any of their Officers or Directors (or any Associates of any such person) (as such terms are defined in Rule 405 promulgated under the Securities Act), on the other hand, (i) except no approval is required to the extent the only obligation of the Purchasers and their Subsidiaries is to pay management or similar fees not reflected in Earn Out Income, (ii) except no approval is required for transactions where any expenses arising therefrom represent arm's-length arrangements and (iii) except no approval is required for transactions that result in no expense reflected in Earn Out Income; and

                         (d) the  guarantee  by the  Purchasers  or any of their
            Subsidiaries of the indebtedness of others, except no approval is required where any expenses of the Purchasers or any of their Subsidiaries arising out of such guarantee are disregarded in calculating Earn Out Income; and

                         (e) the  borrowing  of money or the  assumption  of the
            indebtedness of others (except for working capital or in connection with Acquisitions for which Mansdorf and Burstein shall have received an Acquisition Notice in accordance with Section 2.2.2(b)) or the lending of money by the Purchasers or any of their Subsidiaries, except no approval is required where any expenses of the Purchasers or any of their Subsidiaries arising out of such borrowing, assumption or lending are disregarded in calculating Earn Out Income; and

                         (f) contracts or obligations other than in the ordinary
            course of business binding on the Purchasers or any of their Subsidiaries (except for Acquisitions for which Mansdorf and Burstein shall have received an Acquisition Notice in accordance with Section 2.2.2(b)), except no approval is required where expenses of the Purchasers or any of their Subsidiaries arising out of such contracts or obligations are disregarded in calculating Earn Out Income; and

                         (g) increase in number of, or compensation  payable to,
            officers, directors or employees of the Purchasers or any of their Subsidiaries, except no approval is required for hiring or retention of any additional officer or employee, or any additional compensation, where any expenses arising therefrom represent an arm's-length arrangement; and

                         (h) capital  expenditures  by the  Purchasers and their
            Subsidiaries (except with respect to Acquisitions for which Mansdorf and Burstein shall have received an Acquisition Notice in accordance with Section 2.2.2(b)), (i) except no approval is required for capital expenditures reasonably necessary for the business of the Purchasers and their Subsidiaries to the extent aggregate depreciation and amortization resulting from such capital expenditures do not exceed $37,500 in any Fiscal Year, and (ii) except no approval is required where any depreciation, amortization or other expenses of the Purchasers or any of their Subsidiaries arising out of such expenditures are disregarded in calculating Earn Out Income.

VII.   COVENANT NOT TO COMPETE

            COVENANTS. In consideration of the execution and delivery of this Agreement and in recognition that PHC was induced to enter into this Agreement based on the covenants and assurances made by the Partners, each Partner covenants and agrees that, for a period of four (4) years after the Closing, he will not (i) directly or indirectly (whether as a sole proprietor, partner, stockholder, director, officer, employee, consultant, independent contractor, or in any capacity as principal or agent or in any other individual or representative capacity) engage in Competition (as such term is defined below) with the PC or be interested in or associated with or render services to or sell any ideas, inventions or products to any party in Competition with the PC or
(ii) make  known or  disclose  the name or  address  of (x) any of the  clients, customers or patrons of the PC or (y) any persons having a contractual relationship with the PC (except where the facts of such relationships are generally available to or known by the public other than as a result of a disclosure by such Partner) or (iii) call upon, solicit, divert or take away, or attempt to solicit, divert or take away, any such clients, customers or patrons or employees of the PC or any persons having a contractual relationship with the PC or (iv) request or advise any present or future client, customer or patron of the PC or any persons having a contractual relationship with the PC to withdraw, curtail or cancel their business relationship with the PC. For purposes hereof, the term "Competition" shall mean the providing of (i) psychotherapy services to individuals either individually or in group settings in out-patient clinics, nursing homes or hospitals, or (ii) management services in connection therewith, in any case, within a radius of twenty-five (25) miles from any location in which psychotherapy services or management services in connection therewith are then being provided by the PC; provided, however, that the Partners may engage in private practice and may provide such services to the Hempstead Hospital, administrative divisions of the State of New York, Upstate Clinical Associates and, with respect only to administrative and management services provided to governments or municipalities ("GMC Contracts"), BSC Health Management
("BSCHM"). In the event Upstate Clinical Associates plans to render psychotherapy services at a location more than twenty five (25) miles from Monroe County, New York, it shall provide PHC with notice of such location. If the PC or any of its Subsidiaries engages in such services or provides management services in connection therewith within twenty five (25) miles of such location during the sixty (60) days following the date of such notice, then Upstate Clinical Associates shall discontinue such plans for so long as PHC is so engaged. BSCHM will obtain clinical services from PHC or from an authorized provider associated with PHC under the GMC Contracts except (A) in the "Capital District" (as defined in the GMC Contracts), (B) to the extent BSCHM's partner or joint venturer as of the date hereof (which is a national behavioral health care provider identified to PHC) or the governmental entity withholds its consent and/or (C) the extent prices and services proposed by the PC or an authorized provider associated with PHC in connection with the GMC Contracts are not competitive. For purposes hereof, "Competition" shall not preclude the ownership of less than ten (10) percent of the common stock, or other class of voting stock r any percentage of non-voting securities, of any publicly traded company.

            ANCILLARY OBLIGATIONS. This covenant shall be construed as an obligation ancillary to the other provisions of this Agreement and the existence of any claim or cause of action by the Partners, or any one of them, whether predicated on a breach of this Agreement or of the Ancillary Agreements or otherwise, shall not constitute a defense to the enforcement by PHC, Purchasers or any party to the Ancillary Agreements of this covenant.

            ENFORCEMENT. Each Partner agrees that the remedies at law for any breach of the covenants contained in this Section 7 will be inadequate and that PHC or the Purchasers shall be entitled to appropriate equitable remedies including injunctive relief in any action or proceeding brought to prevent the taking or continuation of any action which would constitute or result in a breach of such covenant. Such remedies shall not be exclusive and shall be in addition to any and all remedies which may be available, directly or indirectly, without limiting the recovery of any incidental, consequential and/or punitive damages. Each Partner further agrees that if any restriction in this Section 7 is held by any court to be unenforceable or unreasonable, a lesser restriction will be enforced in its place and the remaining restrictions will be enforced independently of each other. The attorneys' fees, court costs and other expenses incurred by the prevailing party in any proceeding to enforce any rights under any provision of this Section 7, or to defend any such attempted enforcement, shall be paid by the non-prevailing party.

            SUCCESSORS AND ASSIGNS. The rights of PHC and the Purchasers under this covenant shall inure to the benefit of and shall be binding upon their successors and assigns. In the event of any such assignment, any and all references to PHC and the Purchasers in this Section 7 shall be deemed to mean and include such assignee or assignees.

VIII.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

            SURVIVAL. All covenants and agreements of the parties contained in this Agreement or expressly incorporated herein by reference shall survive the Closing and continue in full force and effect following the Closing. All representations and warranties of the parties contained in this Agreement or expressly incorporated herein by reference shall be deemed to be made as of the date hereof and as of the Closing Date and shall survive the Closing hereunder and any investigation made by or on behalf of any party hereto for a period of three (3) years.

     B. STATEMENTS AS REPRESENTATIONS . All statements contained herein or in any Exhibit, agreement, certificate or instrument executed and delivered pursuant to this Agreement shall be deemed representations and warranties within the meaning of this Section 8.

     C. CLAIMS AGAINST PROMISSORY OBLIGATIONS AND EARN OUT PAYMENTS

     (a) RIGHT OF SET-OFF.  Subject to the  provisions  and  conditions  of this
Section 8, any and all amounts to be paid to the Sellers pursuant to Section 2.2 of this Agreement shall be reduced for any losses sustained or liabilities, obligations, expenses, claims, liens, judgments, damages or other amounts asserted by any third party and any and all reasonable costs or expenses of defending against any of the foregoing including costs of settlements (herein collectively, "Damages") asserted against, imposed upon or incurred by PHC or Purchasers or any other Subsidiary of any of them, or any of their respective directors, officers or employees (collectively, the "Indemnitees," and each individually, an "Indemnitee") resulting from, relating to or arising out of:

     (i) any breach of any representation, warranty or agreement of Sellers contained in or made pursuant to this Agreement, the Ancillary Agreements or any agreement, contract or instrument required to be executed by Sellers pursuant to this Agreement or the Ancillary Agreements or the transactions contemplated thereby; or

                         (ii) any act or  omission  of Sellers  which  occurred,
            existed or failed to occur or exist before the Closing (including, without limitation, such acts or omissions as are described or enumerated in this Agreement); or

                         (iii) any event, state of facts, circumstances or conditions occurring or existing (or not occurring or not existing if the absence of such fact, circumstances or condition forms a basis for Damages) relating to the property, business, operations or activities of Sellers with respect to the Business performed before the Closing (including, without limitation, such events, state of facts, circumstances or conditions described in this Agreement); or

                         (iv) any  liability of or relating to Sellers,  whether
            accrued, absolute, contingent or otherwise, arising out of the Business before the Closing Date whether first asserted before or after the Closing Date (or whether known by or disclosed to PHC or the Purchasers);

                         PROVIDED, HOWEVER, that no indemnity shall be made
for any portion of any liability arising in the ordinary course of business of either Seller prior to the Closing Date for which PHC or the Purchasers or any of their successors or assignees receives or is entitled to receive a comparable benefit at any time subsequent to the Closing Date and PROVIDED FURTHER that no indemnity shall be made for any portion of any liability arising in the ordinary course of business of either Seller from contracts and agreements identified in this Agreement (including the schedules hereto) for which either Purchaser or any of their successors and assigns receives or is entitled to receive any benefit at any time subsequent to the Closing Date. The matters and events set forth in subparagraphs (a)(i) through (iv) above, subject to the foregoing proviso, are referred to herein as the "Buyer Indemnification Events."

                                     (b)  PROCEDURE IN EVENT OF CLAIMED
SET-OFF.  If PHC or the  Purchasers  asserts a claim  for  set-off  pursuant  to
Section 8.3(a), it promptly shall provide notice to the Partners in accordance with the procedures set forth in Section 8.6 hereof setting forth the nature of the claim for set-off and the amount thereof. Within thirty (30) days after such notice, the Partners (by a written notice to be signed by both of them) either shall approve the claim for set-off and the amount thereof ("Approved Claim") or shall disapprove such claim for set-off or the amount thereof ("Rejected Claim"), or both. If the Partners fail to approve or disapprove a claim for set-off or the amount thereof within the requisite period, such claim for set-off shall be deemed to be an Approved Claim. PHC and the Purchasers shall be entitled to set-off the amount of any Approved Claims. PHC or the Purchasers and the Partners shall resolve any disagreements with respect to any Rejected Claim in accordance with the dispute resolution procedures set forth in Section 9. PHC or the Purchasers shall be entitled to withhold the stated amount of the Rejected Claims pending resolution of the Rejected Claim. If, pursuant to the procedures set forth in Section 9, it ultimately is determined that any further portion of the amount withheld is then due to the Partners or either one of them, PHC or the Purchasers immediately shall pay to the Partner or either of one of them, as the case may be, such additional portion of the amount withheld.
     D. INDEMNIFICATION BY THE SELLERS. Y . In addition to PHC's or the Purchasers' right to deduct the aggregate amount of Damages pursuant to Section 8.3, subject to the provisions and conditions of this Section 8, Sellers (the "Indemnifying Party") shall indemnify, defend and hold harmless each of PHC or the Purchasers and any of their Subsidiaries, and any of their respective directors, officers or employees (collectively, "Indemnitees," and each individually, an "Indemnitee") from and against all Damages (but only to the extent PHC or the Purchasers has not previously set-off or reduced the amounts withheld pursuant to Section 8.3 above by the amount of such Damages) asserted against, imposed upon or incurred by the Indemnitees or any Indemnitee, resulting from, relating to or arising out of a Buyer Indemnification Event.

     E. INDEMNIFICATION BY PHC AND THE PURCHASERS . Subject to the provisions and conditions of this Section 8, PHC and the Purchasers (the "Indemnifying Party") shall, jointly and severally, indemnify, defend and hold harmless each Seller and any of its Subsidiaries, and any of their respective partners and employees (collectively, "Indemnitees," and each individually, an "Indemnitee") from and against all Damages asserted against, imposed upon or incurred by the Indemnitees or any Indemnitee, resulting from, relating to or arising out of:
(i) any breach of any representation, warranty or agreement of PHC or the Purchasers contained in or made pursuant to this Agreement, the Ancillary Agreements or any agreement, contract or instrument required to be executed by PHC or the Purchasers pursuant to this Agreement, the Ancillary Agreements or the transactions contemplated thereby; (ii) any obligation of Sellers expressly assumed by the Purchasers pursuant to this Agreement or the Assignment and Assumption Agreement; and (iii) any operations of the Business after the Closing Date.

     F. NOTICE AND DEFENSE OF INDEMNIFICATION CLAIMS

     (a) NOTICE OF CLAIMS. If either (i) a claim is made or brought by a third party against any Indemnitee (as defined in Section 8.3, 8.4 or 8.5 hereof) and if such Indemnitee reasonably believes that such claim, if successful, would give rise to a right of set-off or indemnification under this Section 8 against an Indemnifying Party, or (ii) an Indemnitee becomes aware of facts or circumstances establishing that an Indemnitee has experienced or incurred Damages or may experience or incur Damages which will give rise to a right of set-off or indemnification under this Section 8, then such Indemnitee shall give written notice to the Indemnifying Party of such claim for indemnification ("Indemnification Notice") as soon as reasonably practicable but in no event more than thirty (30) days after the Indemnitee has received written notice or actual knowledge of such claim or such facts or circumstances (provided that failure to give an Indemnification Notice shall not limit the Indemnifying Party's indemnification obligation hereunder except to the extent that the delay in giving, or failure to give, the Indemnification Notice adversely affects the Indemnifying Party's ability to defend against a claim described in clause (i) above). To the extent reasonably practicable, the Indemnification Notice will describe the nature, basis and amount of the indemnification claim and include any relevant supporting documentation. If the Indemnifying Party does not object within thirty (30) days after receipt of the Indemnification Notice to the propriety of (i) the indemnification claim described on the Indemnification Notice as being subject to set-off or indemnification pursuant to Section 8.3,
8.4 and (or) 8.5 and (ii) the amount of Damages specified in the Indemnification Notice, the indemnification claim described in the Indemnification Notice shall be deemed to be final and binding upon the Indemnifying Party(ies) (hereinafter, "Permitted Indemnification Claim"). Any undisputed set-off or indemnification claim described in the Indemnification Notice shall be deemed to be final and binding upon the Indemnifying Party(ies) and shall constitute a Permitted Indemnification Claim. If the Indemnifying Party contests the propriety of a set-off or indemnification claim described in the Indemnification Notice and/or the amount of Damages alleged to be associated with such claim, then the Indemnifying Party shall deliver to the Indemnitee an Indemnification Objection Notice detailing all specific objections the Indemnitee has with respect to the indemnification claim described in the Indemnification Notice. If the Indemnity Party and the Indemnitee are unable to resolve the disputed issues concerning the set-off or indemnification claim within fifteen (15) business days after the date the Indemnifying Party received the Indemnification Objection Notice, and the disputed issues will be resolved pursuant to the dispute resolution procedures set forth in Section 9 hereof. If any disputed issues ultimately are resolved by an arbitrator pursuant to Section 9.3, and if the arbitrator's determination of the disputed issues results in all or any portion of the indemnification claim properly being subject to set-off or indemnification pursuant to Section 8.3, 8.4 and (or) 8.5, (i) such claim or portion thereof shall be final and binding upon the Indemnifying Party(ies) and shall constitute a Permitted Indemnification Claim, and (ii) the Indemnifying Party(ies) shall pay to the Indemnitee all Damages associated with any Permitted Indemnification Claim within ten (10) days after such claim is determined to be a Permitted Indemnification Claim pursuant thereto. If, however, the disputed issues ultimately are resolved by the arbitrator and (x) the arbitrator determines that the claim is not properly subject to set-off or indemnification and (y) PHC or either Purchaser has withheld payment of any amount, then PHC or such Purchaser immediately shall pay to the Partners such amount improperly withheld. The Sellers acknowledge and agree that the right to receive the payments improperly withheld as described herein shall be their exclusive remedy with respect thereto.

     (b) DEFENSE OF THIRD PARTY CLAIMS. The Indemnitee against whom a third party claim is made or brought shall give the Indemnifying Party an opportunity to defend such claim, at the Indemnifying Party's own expense and with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnitee, provided that such Indemnitee at all times also shall have the right to participate fully in the defense at its own expense. Failure of an Indemnifying Party to give the Indemnitee written notice of its election to defend such claim within thirty (30) days after receipt of notice thereof shall be deemed a waiver by such Indemnifying Party of its right to defend such claim. If the Indemnifying Party shall elect not to assume the defense of such claim
(or if Indemnifying Party shall be deemed to have waived its right to defend such claim), the Indemnitee against whom such claim is made shall have the right, but not the obligation, to undertake the sole defense of and to compromise or settle the claim on behalf, for the account and at the risk and expense of the Indemnifying Party (including without limitation the payment by the Indemnifying Party of the attorneys' fees of the Indemnitee); provided, however, that if the Indemnitee undertakes the sole defense of such claim on behalf, for the account and at the risk and expense of the Indemnifying Party, it shall defend such claim in good faith and shall apprise the Indemnifying Party from time to time as the Indemnitee deems appropriate of the progress of such defense. If one or more of the Indemnifying Parties assumes the defense of such claim, the obligation of such Indemnifying Party hereunder as to such claim shall include taking all steps reasonably necessary in the defense or settlement of such claim. The Indemnifying Party, in the defense of such claim, shall not consent to the entry of any judgment or enter into any settlement (except with the written consent of the Indemnitee) which does not include as an unconditional term thereof the giving by the claimant to the Indemnitee against who such claim is made of a release from all liability in respect of such claim (which release shall exclude only any obligations incurred in connection with such settlement). If the claim is one that cannot by its nature be defended solely by the Indemnifying Party, then the Indemnitee shall make available, at the Indemnifying Party's reasonable expense, all information and assistance that the Indemnifying Party reasonably may request.

     G. LIMITATION ON RIGHT OF SET-OFF AND INDEMNIFICATION. ON Notwithstanding the foregoing provisions of this Section 8, set-off and indemnity rights for Damages hereunder shall be limited as follows:

     (a) No indemnity shall be made for Damages unless an Indemnification Notice therefor shall have been given not later than three (3) years following the Closing Date.

     (b) No Indemnitee shall have any right of set-off and the Sellers shall not be obligated to indemnify any Indemnitee for any Damages for which set-off is allowed or indemnification is required pursuant to this Section 8 unless the aggregate of all such Damages shall exceed $20,000. PHC, the Purchasers and other Indemnitees shall be entitled to claim against the Sellers only for Damages which exceed $20,000.

     (c) Sellers shall not be obligated to indemnify the Indemnitees for Damages, in the aggregate, exceeding $1 million.

                            IX. . DISPUTE RESOLUTION

            NEGOTIATED RESOLUTION. If any dispute arises (i) out of or relating to this Agreement or any alleged breach thereof, or (ii) with respect to any of the transactions or events contemplated hereby, the party desiring to resolve such dispute shall deliver a Dispute Notice to the other parties of such dispute (herein "Dispute"). If any party delivers a Dispute Notice pursuant to this
Section 9.1, or if any Indemnifying Party delivers to any Indemnitee an Indemnification Objection Notice pursuant to Section 8, the parties involved in the Dispute shall meet at least twice within the thirty (30) day period commencing with the date of the Dispute Notice or the Indemnification Objection Notice (as the case may be) and in good faith shall attempt to resolve such Dispute or the Rejected Claim (as the case may be).

            MEDIATION. If any Dispute or Rejected Claim is not resolved or settled by the parties as a result of negotiation pursuant to Section 9.1 above, the parties shall submit the Dispute or Rejected Claim to non-binding mediation before a retired judge of either a federal District Court in New York or of a New York State Court, or some similarly qualified, mutually agreeable individual. The parties shall bear the costs of such mediation equally.

            ARBITRATION. If the Dispute or Rejected Claim is not resolved by mediation pursuant to Section 9.2 above, or if the parties fail to agree upon a mediator, within sixty (60) days after the Dispute Notice or Indemnification Objection Notice (as the case may be), the Dispute or Rejected Claim shall be settled by arbitration conducted in the City of New York which shall be in accordance with the rules of the American Arbitration Association then in effect with respect to commercial disputes. The arbitration of such issues, including the determination of any amount of damages suffered by any party hereto by reason of the acts or omissions of any party, shall be final and binding upon all parties. Except as otherwise set forth in this Agreement, the cost of any arbitration hereunder, including the cost of the record or transcripts thereof, if any, administrative fees, and all other fees involved including reasonable attorneys' fees incurred by the party determined by the arbitrator to be the prevailing party, shall be paid by the party determined by the arbitrator not to be the prevailing party, or otherwise allocated in an equitable manner as determined by the arbitrator. The parties shall instruct the arbitrator to render its decision no later than sixty (60) days after the submission of the Dispute or Indemnification Objection Notice.

                                 X. . GUARANTY

     PHC hereby unconditionally and absolutely guarantees the performance of any and all obligations, responsibilities and duties of each Purchaser set forth herein, including, without limitation, any obligation of each Purchaser to pay the Purchase Price in the manner set forth herein. To the extent that either Purchaser fails to perform any of the obligations, responsibilities or duties required of it, before or after the Closing Date, PHC shall immediately take any and all actions necessary to perform such action on the Purchaser's behalf.

                               XI. . TERMINATION

            TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

           (a)  by mutual written consent of PHC and Sellers;

                               (b)  by either PHC or Sellers if (i) there
      shall have been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement which breach shall not have been cured, in the case of a representation or warranty, prior to the Closing or, in the case of a covenant or agreement, within five (5) business days following receipt by the breaching party of notice of such breach, or (ii) any permanent injunction or other order of a court or other competent authority preventing the consummation of the transactions shall have become final and non-appealable; or

                               (c)  by either PHC or Sellers if the
      transaction shall not have been consummated on or before December 15; provided however, that the right to terminate this Agreement pursuant to this Section 11.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the transaction to have occurred on or before the aforesaid date.

            EFFECT OF TERMINATION. In the event of a termination of this N Agreement by either PHC or Sellers as provided in Section 11.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of PHC or Sellers or their respective partners, officers or directors, except for the second sentence of Section 12.1 which shall survive such termination. Nothing contained in this Section 11.2 shall relieve any party hereto from any liability for any breach of this Agreement.

            AMENDMENT. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective partners, sole proprietor or boards of directors. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

            EXTENSION; WAIVER. At any time prior to the Closing, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

XII.                     .  ADDITIONAL AGREEMENTS

            ACCESS TO INFORMATION. Upon reasonable notice and subject to applicable law, each Seller shall afford to the officers, employees, accountants, counsel and other representatives of PHC and the Purchasers, access, during normal business hours during the period prior to the Closing Date, to all its properties, books, contracts, commitments and records and, during such period, subject to applicable law, each Seller shall furnish promptly to PHC and the Purchasers all information concerning its business, properties and personnel as Purchasers may reasonably request. Unless otherwise required by law, PHC and the Purchasers will hold any such information which is nonpublic in confidence until such time as such information otherwise becomes publicly available through no wrongful act of PHC or the Purchasers, and in the event of termination of this Agreement for any reason PHC and the Purchasers shall promptly return all nonpublic documents obtained from each Seller, and any copies made of such documents, to each Seller. Paragraph H of the letter of agreement between PHC and the Partners dated July 31, 1996, a copy of which is annexed hereto as Exhibit F, is incorporated by reference herein.

     B. LEGAL CONDITIONS TO ASSET PURCHASE . Each of the Purchasers and Sellers will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the purchase of assets in connection with this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby (which actions shall include, without limitation, furnishing all information in connection with approvals of or filings with any other governmental entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection herewith or therewith. Each of the Purchasers and the Sellers will, and will cause its Subsidiaries to, take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any governmental entity or other public or private third party, required to be obtained or made by Purchasers and the Sellers or any of their Subsidiaries in connection with the purchase of assets, or the taking of any action contemplated by this Agreement, the Ancillary Agreements or the transactions contemplated hereby and thereby.

     C. NOTIFICATION OF CERTAIN MATTERS (a) Each Seller shall promptly notify Purchasers of:

     (i) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by such Seller subsequent to the date of this Agreement, under any material agreement to which such Seller is a party or to which such Seller or any of its respective properties or assets may be subject or bound;

     (ii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement;

     (iii) any notice or other communication from any governmental entity in connection with the transactions contemplated hereby;

     (iv) any actions, suits, claims, investigations, rule-making initiatives or proceedings commenced or, to the best of its knowledge, threatened against, relating to or involving or otherwise affecting such Seller which, if pending on the date hereof, would have been required to have been disclosed by such Seller or which relate to the consummation of the asset purchase; and

     (v) any event, change or effect having a material adverse effect on such Seller.

     (b) Purchasers shall promptly notify the Sellers of:

     (i) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement; or

     (ii) any notice or other communication from any governmental entity in connection with the transactions contemplated hereby.

            SUPPLEMENTAL DISCLOSURE. Each Seller shall promptly supplement or amend the documents or information disclosed herein with respect to any material matter hereafter arising or discovered which, if existing or known at the date hereof, would have been required to be disclosed; PROVIDED, HOWEVER, that any such supplemental or amended disclosure shall not be deemed to have been disclosed as of the date hereof unless so agreed to in writing by Purchasers in its sole discretion.

     E.  ADDITIONAL  AGREEMENTS;  BEST  EFFORTS  .  Subject  to  the  terms  and conditions of this Agreement, each of the parties hereto agrees to use reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper partners, officers and directors of each party to this Agreement shall take all such necessary action.

            RECORDS RETENTION. Purchasers will retain and maintain, in an organized and retrievable manner, in accordance with past practice of the Sellers prior to Closing, all documents and records of the Business pertaining to the periods before the Closing Date transferred hereunder and shall not destroy any such records or documents without the consent of Sellers. Purchasers will retain and maintain all machine-sensible records, such as computer tapes, disks, diskettes, etc., which are considered books and records within the meaning of Section 6001 of the Code, in accordance with Internal Revenue Service Revenue Procedure 91-59. Purchasers will make available such documents and records, machine-sensible records, computer time, and, at the reasonable expense of the requesting Seller, reasonable assistance from PHC and Purchaser personnel as may be reasonably requested by either Seller in order to expeditiously comply with all pertinent requests from the Internal Revenue Service and state taxing authorities which relate to periods prior to the Closing Date. In addition to the foregoing, following the Closing Date, PHC and Purchasers shall grant to each Seller and its representatives, at such Seller's reasonable request, reasonable access to and the right to make copies of those records and documents related to such Seller or the Business or the Specified Assets as may be reasonably necessary for any activities required to be performed by such Seller or its designees.

XIII.                    .    GENERAL PROVISIONS

            ANNOUNCEMENTS. No announcement of this Agreement or any transaction contemplated hereby shall be made by any party prior to the Closing without the written approval of the other parties hereto (which approval shall not be unreasonably withheld), except as required by law.

            NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, or by telecopy as follows:

                        a)     If to either Seller or either Partner:

                               Clinical Associates
                                94-19 5th Avenue
                                                 Elmhurst, New York  11373
                               Fax: (718) 760-3090

                                           With a copy to:

                                                 Harvey Z. Werblowsky, Esq.
                             McDermott, Will & Emery
                              50 Rockefeller Plaza
                                                 New York, New York  10020
                               Fax: (212) 547-5444

                        b)     If to either Purchaser or PHC:

                                                 PHC, Inc.
                                 200 Lake Street
                                                 Suite 102
                                                 Peabody, Massachusetts  01960
                               Fax: (508) 536-2677

                                           With a copy to:

                                                 Arnold R. Westerman, Esq.
                                                 Arent Fox Kintner Plotkin &
                                                 Kahn
                                                 1050 Connecticut Avenue, N.W.
                                                 Washington, D.C. 20036
                                                 Fax:  (202) 857-6395

                         Any party may change its address for receiving
notice by written notice given to the others named above.

            COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise, except by the written consent of all parties.

            SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be construed and enforced, to the extent practicable and lawful, as if it had been more narrowly drawn so as not to be illegal, invalid or unenforceable; and the remaining provisions of this Agreement shall remain in effect and be enforceable in accordance with their terms.

     F. ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES; RIGHT OF OWNERSHIP ENTIRE AGREEMENT; RIGHT OF Ownership. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and (ii) is not intended to confer upon any other person any rights or remedies hereunder.

     G. CONSENT TO JURISDICTION; APPLICABLE LAW . THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. FOR PURPOSES OF ENFORCING ANY ARBITRATION AWARD AND/OR OBTAINING INJUNCTIVE RELIEF, ALL PARTIES HEREBY
IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK CITY OR ANY FEDERAL COURT SITTING IN NEW YORK CITY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH PARTY HERETO IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT EACH MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     H. TRANSFER TAXES AND RECORDING EXPENSES . Purchasers shall assume and pay and shall indemnify each Seller against all sales, use, transfer and like taxes, if any, required to be paid in connection with the transfer of the Specified Assets.

            CAPTIONS. The captions of the various Articles, Sections and Schedules of this Agreement have been inserted only for convenience of reference and shall not be deemed to modify, explain, enlarge or restrict any provision of this Agreement or affect the construction hereof.

                     IN WITNESS WHEREOF, each of the parties
has caused this Agreement to be executed on its behalf by a duly authorized representative all as of the date first written above.


                                    CLINICAL ASSOCIATES




By:________________________________
Irwin Mansdorf



CLINICAL DIAGNOSTICS



By:________________________________
Irwin Mansdorf



PHC, INC.



By:_________________________________

Bruce A. Shear

President


BSC-NY, INC.



By:_________________________________

Name:

Title:




-----------------------------------
Irwin Mansdorf, Ph.D.



-----------------------------------
Yakov Burstein, Ph.D.


PERLOW PHYSICIANS, P.C.


BY:
Name:

Title:

                   Agreement for Purchase and Sale of Assets





                           G:\KAYSER\PIONEER\CA-CD.14
                                      -iii-

                                           TABLE OF CONTENTS

 PAGE

       SECTION 1...................................PURCHASE AND SALE OF ASSETS
        1
            .............................................................. 1.1
            Purchase and Sale of Assets....................................  1
            .............................................................. 1.2
            Specified Assets...............................................  1
            .............................................................. 1.3
            Excluded Assets................................................  2
            .............................................................. 1.4
            Allocation.....................................................  2

       SECTION 2....................................CLOSING AND PURCHASE PRICE
        2
            .............................................................. 2.1
            Time and Place of Closing......................................  2
            .............................................................. 2.2
            Purchase Price.................................................  3
            .............................................................. 2.3
            Allocation of Purchase Price...................................  4
            .............................................................. 2.4
            Change of Control; Acceleration of Payment of Purchase Price...  4
            .............................................................. 2.5
            Set-Off........................................................  5
            .............................................................. 2.6
            No Liabilities.................................................  5

       SECTION 3.  CONDITIONS..............................................  5
                         3.1  Conditions to Each Party's Obligation to
            Effect the Asset Purchase.....................................  5
             3.2.
            Delivery by Seller
              6
            .............................................................. 3.3
            Deliveries by the Purchaser....................................  7
            .............................................................. 3.4
            Access to Patient Files........................................  8
            .............................................................. 3.5
            Other Agreements...............................................  8

             SECTION 4................REPRESENTATIONS AND WARRANTIES OF SELLER
              8
            .............................................................. 4.1
            Due Organization...............................................  8
            .............................................................. 4.2
            Authority......................................................  8
            .............................................................. 4.3
            Approvals......................................................  9
            .............................................................. 4.4
            Execution, Delivery and Performance............................  9
            .............................................................. 4.5
            Title to Assets................................................  9
            .............................................................. 4.6
            Real Property and Real Estate Leases........................... 10
            .............................................................. 4.7
            Employee Matters............................................... 10
            .............................................................. 4.8
            Licenses and Permits........................................... 10
            .............................................................. 4.9
            Material Contracts............................................. 11
            ............................................................. 4.10
            Legal Proceedings.............................................. 11
            ............................................................. 4.11
            Conduct of Business............................................ 11
      .................................. 4.12  Compliance with Applicable Laws
       12
      ........................................................ 4.13  Insurance
       12
            ................................. 4.14  Absence of Certain Changes
             12

       SECTION 5.       REPRESENTATIONS AND WARRANTIES OF PURCHASERS
 ..............................................................................
     AND PHC............................................................... 12
            .............................................................. 5.1
            Due Organization............................................... 12
            .............................................................. 5.2
            Authority...................................................... 12
            .............................................................. 5.3
            Board and Shareholder Approval................................. 13
            .............................................................. 5.4
            Payment of Purchase Price...................................... 13
            .............................................................. 5.5
            Licensure...................................................... 13
            .............................................................. 5.6
            Validity....................................................... 13
            .............................................................. 5.7
            Legal Proceedings.............................................. 13
            .............................................................. 5.8
            SEC Reports and Financial Statements........................... 13
            .............................................................. 5.9
            Hart-Scott-Rodino.............................................. 14

       SECTION 6.....................................................COVENANTS
       14
            .............................................................. 6.1
            Patient Records................................................ 14
            .............................................................. 6.2
            Employment With the Business................................... 14
            .............................................................. 6.3
            Collection of Receivables...................................... 15
            .............................................................. 6.4
            Conduct of Business by the Purchasers.......................... 15
            .............................................................. 6.5
            No Solicitation by PHC and the Purchasers...................... 15
            .............................................................. 6.6
            Certain Operational Matters.................................... 15

       SECTION 7. COVENANT NOT TO COMPETE.................................. 17
            .............................................................. 7.1
            Covenants...................................................... 17
            .............................................................. 7.2
            Ancillary Obligations.......................................... 18
            .............................................................. 7.3
            Enforcement.................................................... 18
            .............................................................. 7.4
            Successors and Assigns......................................... 18

             SECTION 8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
             INDEMNIFICATION............................................ 18
            .............................................................. 8.1
            Survival....................................................... 18
            .............................................................. 8.2
            Statements as Representations.................................. 18
            .............................................................. 8.3
            Claims Against Promissory Obligations and Earn Out Payments.... 19
            .............................................................. 8.4
            Indemnification by the Sellers. ............................... 20
            .............................................................. 8.5
            Indemnification by PHC and the Purchasers...................... 20
            .............................................................. 8.6
            Notice and Defense of Indemnification Claims................... 20
            .............................................................. 8.7
            Limitation on Right of Set-Off and Indemnification............. 22

       SECTION 9............................................DISPUTE RESOLUTION
       22
            .............................................................. 9.1
            Negotiated Resolution.......................................... 23
            .............................................................. 9.2
            Mediation...................................................... 23
            .............................................................. 9.3
            Arbitration.................................................... 23

       SECTION 10.  GUARANTY............................................... 23

       SECTION 11.  TERMINATION............................................ 24
            ................................................ 11.1  Termination
             24
            ............................................................. 11.2
            Effect of Termination.......................................... 24
      ................................................................... 11.3
      Amendment............................................................ 24
      ................................................................... 11.4
      Extension; Waiver.................................................... 24

       SECTION 12.  ADDITIONAL AGREEMENTS.................................. 25
            ...................................... 12.1  Access to Information
             25
            ......................... 12.2  Legal Conditions to Asset Purchase
             25
            ............................ 12.3  Notification of Certain Matters
             25
            .................................... 12.4  Supplemental Disclosure
             26
            ........................ 12.5  Additional Agreements; Best Efforts
             26
 ..............................................................................
 12.6  Records Retention................................................... 26

       SECTION 13.  GENERAL PROVISIONS..................................... 27
            ............................................................. 13.1
            Announcements.................................................. 27
            ............................................................. 13.2
            Notices........................................................ 27
            ............................................................. 13.3
            Counterparts................................................... 28
            ............................................................. 13.4
            Assignment..................................................... 28
            ............................................................. 13.5
            Severability................................................... 28
                         13.6 Entire Agreement; No Third Party
            Beneficiaries; Right
 ..............................................................................
    of Ownership........................................................... 28
            ............................................................. 13.7
            CONSENT TO JURISDICTION; APPLICABLE LAW........................ 28
            ...................... 13.8  Transfer Taxes and Recording Expenses
             29
            ................................................... 13.9  Captions
             29

       G:\KAYSER\PIONEER\MANSDORF.PC
      - 6 -


G:\KAYSER\PIONEER\MANSDORF.PC

                    AGREEMENT FOR PURCHASE AND SALE OF ASSETS




                          DATED AS OF: OCTOBER 31, 1996

EXHIBIT 10.100

                                           CONSULTING AGREEMENT


      THIS CONSULTING AGREEMENT is entered into this 1st day of November, 1996, (the "Effective Date") by and between Perlow Physicians, P.C., a New York professional corporation (the "Corporation"), and Irwin Mansdorf, Ph.D (the "Consultant").

                              W I T N E S S E T H:

      WHEREAS, the Corporation is a New York professional corporation which provides mental health services to the general public in the New York metropolitan area; and

      WHEREAS, concurrent with the execution of this Agreement, the Corporation is purchasing the practice jointly operated by the Consultant and Yakov Burstein, Ph.D.;

      WHEREAS, the Corporation desires to retain the Consultant on the terms and conditions hereafter set forth, and the Consultant desires to accept such retention;

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Corporation hereby retains the Consultant to provide consulting services and the Consultant hereby agrees to provide such consulting services to the Corporation, upon the following terms and conditions:

      1. DUTIES. The Consultant is hereby retained by the Corporation to perform professional services in connection with psychotherapy. The Consultant shall at all times comply with all policies and procedures of the Corporation, copies of which shall be provided to the Consultant by the Corporation, and incorporated by reference into this Agreement when initialed by the Consultant.

      2. TIME REQUIREMENTS. Subject to the provisions of Section 5 hereof, the Consultant agrees to devote one hundred (100) hours per month during the term of this Agreement to the affairs and activities of the Corporation as reasonably requested by the Corporation.

      3. COMPENSATION. Subject to the provisions of Section 5 hereof, the Corporation agrees to pay to the Consultant as compensation for his services hereunder a salary at an annual rate of one hundred twenty five thousand dollars ($125,000.00) per year. Any and all compensation to be paid to Consultant pursuant to this Section 3 and under the Consulting Agreement between Consultant and BSC-NY, Inc. of even date herewith (the "BSC-NY Agreement") shall be paid by the Corporation.

      4. REIMBURSEMENT OF EXPENSES. Subject to the provisions of Section 5 hereof, the Corporation will provide the Consultant with an automobile allowance of $475.00 per month. The Corporation also shall reimburse the Consultant for all reasonable and necessary business expenses incurred by him in the performance of his duties hereunder, including parking expenses, cellular phone expenses and beeper expenses. The Corporation shall also reimburse Consultant for membership dues in professional organizations bearing direct relationship to Consultant's duties in connection with this Agreement.

      5. DUPLICATION OF TIME REQUIREMENTS, COMPENSATION AND REIMBURSEMENT. Any hours of time devoted by Consultant to his responsibilities pursuant to Section 2 of this Agreement shall offset the number of hours Consultant is required to devote to his responsibilities in accordance with the terms of the BSC-NY Agreement. Any right to compensation or reimbursement of item of expense paid by the Corporation to the Consultant pursuant to Section 3 and 4 of this Agreement shall be offset by such compensation or such reimbursement of item of expense to be provided by the Corporation to Consultant under the BSC-NY Agreement.

      6. REPRESENTATIONS AND WARRANTIES OF THE CONSULTANT. The Consultant hereby represents and warrants at all times during the term of this Agreement that he is duly authorized, licensed and in good standing under the laws of the State of New York to engage in the practice of psychology, that said license is not suspended, revoked or restricted in any manner and that, to his knowledge, there is not presently pending or threatened against him any action, claim or proceeding the outcome of which could result in revocation, suspension or restriction of his license.

      7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION. The Corporation represents and warrants at all times during the term of this Agreement that:

            7.1 The Corporation is a duly formed professional corporation organized, validly existing and in good standing under the laws of the State of New York.

            7.2 The Corporation has the corporate power and authority to enter into this Agreement and to carry on its business as currently conducted.

      8.    TERM; BASIS FOR TERMINATION.  Subject to the provisions of this
Section 8, the term of this Agreement shall be for three (3) years, commencing on the Effective Date. This Agreement shall terminate on the earlier to occur of the following:

            8.1   The death of the Consultant;

            8.2 The permanent disability of the Consultant at any time. The Consultant shall be deemed to have become permanently "disabled" when by reason of a physical or mental disability or incapacity he shall have failed or is unable to perform his customary duties and activities on behalf of the Corporation for a consecutive period of four (4) months or for any six (6) months within any twelve (12) month period; or

            8.3 At any time by the Corporation for "cause" which, for purposes of this Agreement, shall mean (a) willful and serious or habitual failure of the Consultant to perform his duties hereunder in all material respects which is not remedied within 30 days after the receipt of notice thereof from the Corporation; (b) legal disqualification of the Consultant from practicing psychology within the State of New York; or (c) gross misconduct, fraud or embezzlement by the Consultant.

      9. INSURANCE. The Consultant shall maintain professional liability coverage covering him for acts and omissions in the normal course of his employment hereunder, in an amount of not less than three million dollars ($3,000,000) aggregate coverage and one million dollars ($1,000,000) coverage per wrongful act or occurrence. The Corporation shall reimburse the Consultant for the costs of such professional liability insurance and for the costs of so-called "tail insurance" covering Consultant in the amount of the policy limits, if the insurance being provided is on a claims-made basis and the insurance carrier or coverage is changed or terminated for any reason whatsoever. In addition, the Corporation shall maintain a policy of comprehensive general liability insurance coverage in an amount of not less than one million dollars ($1,000,000) aggregate coverage and one million dollars ($1,000,000) coverage per wrongful act or occurrence.

      10. GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

      11. ASSIGNMENT. Neither this Agreement nor any right, duty or obligation arising under it may be assigned by either party without the prior written consent of the other party. Notwithstanding the foregoing, in the event of the merger or consolidation of the Corporation with any other corporation or corporations, the sale by the Corporation of a major portion of its assets or of its business and good will, or any other corporate reorganization involving the Corporation, this Agreement may, without the Consultant's written consent, be assigned and transferred to such successor in interest as an asset of the Corporation upon such assignee assuming the Corporation's obligation hereunder, in which event the Consultant agrees to continue to perform his duties and obligations, according to the terms hereof, to or for such assignee or transferee of this Agreement; provided, however, that the Corporation will remain secondarily liable as guarantor of such assignee or transferee's obligations to the Consultant hereunder.

      12. NATURE OF RELATIONSHIP. For the purposes of this Agreement and all services to be provided hereunder, the parties shall be, and shall be deemed to be independent contractors and not agents or employees of each party. Nothing in this Agreement shall be construed as establishing the parties as partners or joint venturers.

      13. BINDING NATURE OF AGREEMENT; ENTIRE AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, representatives and successors. This Agreement supersedes all previous employment agreements and any amendments thereto entered into between the Consultant and the Corporation concerning the subject matter of this Agreement, prior agreements, representations or understandings, oral or written, express or implied with respect to the subject matter hereof.

      14. AMENDMENTS. No amendment to this Agreement shall be valid unless in writing, signed by both of the parties.

      15. RESOLUTION OF DISPUTES. The rights of the parties under this Agreement and concerning the consulting relationship shall be determined, in the event of a dispute, by an independent arbitrator selected in accordance with the rules of the American Arbitration Association and the decision of the arbitrator shall be final and binding on both parties. To the maximum extent permitted by law, the parties waive their rights to a determination of any such issues by a court or jury. In the even that either party resorts to arbitration or other legal action to resolve a dispute arising under this Agreement, the prevailing party shall be entitled to recover the costs and expenses incurred in connection with such arbitration or action from the other party, including, without limitation, reasonable attorney's fees. For purposes of this Section 15, the term "dispute" means all controversies or claims relating to terms, conditions or privileges of employment, including, without limitation, claims for breach of contract, discrimination, harassment, wrongful discharge, misrepresentation, defamation, emotional distress or any other personal injury, but excluding claims for unemployment compensation or worker's compensation.

                                     - 5 -
      16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute one and the same agreement. This Agreement shall not become effective until it has been executed by both of the parties hereto.

      17. HEADINGS. The headings used in this Agreement are for convenience of reference only and shall have no force or effect in the construction or interpretation of the provisions of this Agreement.

      18. NOTICES. All notices, requests, demands, and other communications required or permitted by this Agreement shall be in writing (unless otherwise specifically provided herein) to the addresses of the parties set forth below and shall be deemed to have been received: (a) three (3) days after deposit in the U.S. mail, postage prepaid, registered or certified, and addressed to either party at the addresses set forth below, or to such changed address as either party may have given to the other by notice in the manner herein provided; or
(b) upon personal delivery.

      If to the Corporation:  Perlow Physicians, P.C.
                              c/o Arent Fox Kintner Plotkin & Kahn
                                  1675 Broadway
                               New York, NY 10019
                           Attn: Jerome T. Levy, Esq.

      If to the Consultant:         Irwin Mansdorf, Ph.D.
                                 94-19 59th Ave.
                              Elmhurst, N.Y. 11373

      With a copy to:         Harvey Z. Werblowsky, Esq.
                             McDermott, Will & Emery
                              50 Rockefeller Plaza
                              New York, N.Y. 10020

      19. SEVERABILITY. Nothing contained in this Agreement shall be construed to require the commission of any act contrary to law, and whenever there is any conflict between any provision of this Agreement and any statute, law, ordinance or regulation, the statute, law, ordinance or regulation shall prevail. In such event, and in any case any provision of this Agreement is determined to be in violation of a statute, law, ordinance or regulation, the affected provision(s) shall be limited only to the extent necessary to bring it within the requirements of the law and, insofar as possible under the circumstances, to carry out the purposes of this Agreement. The other provisions of this Agreement shall remain in full force and effect, and the invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of the other provisions of this Agreement.

     20. NO WAIVER. The waiver by any party to this Agreement of any breach of any term or condition of this Agreement shall not constitute a waiver of subsequent breaches. No waiver by any party of any provision of this Agreement shall be deemed to constitute a waiver of any other provision.
     21. SURVIVAL. All of the provisions in Section 9 and 15 shall survive any termination or expiration of the term of this Agreement.

     22. NO REQUIREMENT TO REFER. It is not a purpose of this Agreement to induce or encourage the referral of patients, and there is no requirement under this Agreement, or under any other agreement between the practice and the Consultant, that the Consultant refer any patient to the Corporation or to any other entity for the delivery of health care items or services. The compensation paid to the Consultant under this Agreement is made for professional services and obligations as set forth in this Agreement, and no payment made under this Agreement is in return for the referral of patients or in return for purchasing, leasing, ordering or arranging for any good, facility, item or service from the Corporation or any other entity.

      IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first above written.

CONSULTANT                                PERLOW PHYSICIANS, P.C.



By:                                       By:
      Irwin Mansdorf, Ph.D.                     President

EXHIBIT 10.101



                                OPTION AGREEMENT

      This OPTION AGREEMENT (the "Option Agreement") is made this 5th day of November, 1996, by and between Pioneer Healthcare. ("Pioneer"), and Gerald M. Perlow, M.D. ("Perlow").

                               W I T N E S S E T H

      WHEREAS, Pioneer is in the business of providing management and administrative services to medical practices and is acquiring Behavioral Stress Centers, Inc., a mental health practice management company, through a merger with BSC-NY, Inc., a wholly-owned subsidiary of Pioneer (the "Subsidiary"); and

      WHEREAS, in conjunction with the merger, Pioneer is purchasing certain assets of Clinical Associates and Clinical Diagnostics, a general partnership and sole proprietorship respectively, which have been engaged in the provision of psychotherapy services in the New York metropolitan area; and

      WHEREAS, Perlow is the majority shareholder in Perlow Physicians, P.C., a New York professional corporation (the "P.C.") that was formed in order to provide psychotherapy services to the patients currently served by Clinical Associates and Clinical Diagnostics; and

      WHEREAS, Pioneer is advancing $750,000 to the P.C. in order to allow the P.C. to purchase the professional assets of Clinical Associates and Clinical Diagnostics, including the various contracts that those entities have with health care facilities and third party payers for the provision of psychotherapy services; and

      WHEREAS, the P.C. will enter into a management agreement with the Subsidiary (the "Management Agreement") pursuant to which the Subsidiary will provide non-clinical management and administrative services to the P.C.; and

      WHEREAS, it is a condition to the completion of the transactions described above that this Option be granted to Pioneer.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereunder, agree as follows:

     GRANT OF OPTION. Perlow hereby irrevocably grants to Pioneer the right and option (hereinafter called the "Option") to designate a person who lawfully may hold an ownership interest in the P.C. (the "Optionee") who shall be entitled to purchase all of the shares of the P.C. owned by Perlow ("Perlow's Interest") at the exercise price set forth in paragraph 2, during the period and subject to the conditions herein set forth.

     EXERCISE PRICE. The exercise price (the "Exercise Price") for Perlow's Interest shall be One Thousand Dollars ($1,000.00).
     OPTION TERM. The term of this Option shall expire on the fortieth (40th) anniversary of the date hereof.
     EXERCISE OF OPTION. The Option shall be exercisable only upon the occurrence of one or more of the following events:

         (a) Perlow's death;

         (b) Perlow's disability which, for purposes of this Option Agreement, shall be defined as Perlow's failure or inability to perform his customary duties for a consecutive period of three (3) months or for any number of days totalling 120 within a six (6) month period;

     (c) The loss or suspension of Perlow's medical license, cancellation of the P.C.'s medical malpractice insurance without replacement, commission of a felony by the P.C. or by Perlow, or the loss or suspension, for more than ninety (90) days, of the P.C.'s or Perlow's participation in the Medicare or Medicaid programs or in any third-party payor contract which, in the reasonable discretion of Pioneer, is a significant contract for the P.C.;

     (d) Upon the default or termination of that certain Employment Agreement of even date herewith between the P.C. and Perlow;

     (e) Upon default or termination of that certain Management Agreement of even date herewith between the Subsidiary and the P.C.; or
     (f) The filing by Perlow of a petition in bankruptcy, an assignment for the benefit of creditors, or other action taken voluntarily or involuntarily under any state or federal statute for the protection of debtors.

     5. MANNER OF EXERCISE. Each exercise of the Option shall be by written notice to Perlow, and shall be accompanied by the designated Optionee's check payable to Perlow for the amount of the Exercise Price. Upon delivery of such notice and payment, the Optionee shall be deemed to have acquired Perlow's Interest and shall be deemed to have become a member of the P.C. without any further action on the part of the Optionee, Perlow or the P.C.. However, at the Optionee's request, Perlow shall also deliver an assignment of his shares in the P.C. to the Optionee in form and substance reasonably satisfactory to the Optionee.

     6. NO OBLIGATION TO EXERCISE OPTION. Pioneer shall be under no obligation to exercise all or any part of the Option.

     7. TRANSFERABILITY OF OPTION. The Option is freely transferable by Pioneer. Pioneer shall notify the P.C and Perlow of the exercise or the revocation of any assignment of the Option.

     8. RESTRICTIONS ON TRANSFER OF PERLOW'S INTEREST; CONSENTS. During the Option Period, no part of Perlow's Interest shall be transferred without the prior written consent of Pioneer. For purposes of this Option Agreement, a transfer shall include any dissolution or termination of the P.C. or any assignment, mortgage, hypothecation, transfer, pledge, creation of a security interest in or lien upon, encumbrance, gift or other disposition unless such transfer is made subordinate to or subject to this Option. An authorized assignee or transferee must consent in writing to be bound by the terms of this Option Agreement. Further, the P.C. and Perlow shall not amend or modify the P.C.'s Articles of Organization or Bylaws in any manner that would adversely affect Pioneer's rights hereunder without Pioneer's prior written consent. Perlow consents to the Option on his interests granted herein, and agrees to recognize the Optionee as a substituted shareholder immediately upon the exercise of this Option. Any provisions in the P.C.'s Bylaws that conflict with this Option Agreement are superseded and shall be of no effect.

     9. REPRESENTATIONS AND WARRANTIES OF PERLOW. Perlow hereby represents and warrants to, and covenants with, Pioneer as follows:

     Perlow has full power and authority to permit him to execute and deliver this Option Agreement and to perform all of the obligations contained herein, and none of such actions will violate any provisions of law or will violate or constitute a default under any agreement or instrument to which Perlow is a party.
     This Option Agreement constitutes, and each instrument to be executed and delivered by Perlow in connection with the exercise of the Option will constitute, a valid and legally binding obligation of Perlow, enforceable against him in accordance with its terms.

                               Except for Nissim Schliselberg, M.D., no other
     person will be permitted to become a shareholder (other than pursuant to the exercise of this Option) without prior written notice to the Pioneer and the grant to Pioneer of an option of such person's interest in form and substance comparable to this Option Agreement.

     Perlow shall take, or cause to be taken, all steps necessary to maintain the P.C. as a New York professional corporation in good standing and, without the prior written consent of the Pioneer, shall not take, or cause or allow to be taken, any steps to dissolve the P.C..

                  (e) A legend shall be placed on each stock certificate issued by the P.C. to Perlow indicating that the shares represent by that certificate are subject to this Option Agreement and may not be transferred without the express written consent of Pioneer.

            10. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed to be properly given when personally delivered to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, properly addressed to the party entitled to receive such notice at the address stated below or at such other address as may be furnished in writing by any party hereto to the other:

G:\KAYSER\PIONEER\ASSAGT.004
                                      15




            If to a Perlow:   Gerald M. Perlow, M.D
                              ================================

            If to Pioneer:          Pioneer Healthcare
                                 200 Lake Street
                              Suite 102
                                Peabody, MA 01960
                                 Attn: President


            11. SUCCESSORS AND ASSIGNS. This Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, administrators, heirs, and assigns.

            12. GOVERNING LAW. This Option Agreement shall be governed by and construed under the laws of the State of New York without regard to the conflicts of laws provisions of that state.

            13. COUNTERPARTS. This Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            14. AMENDMENT. This Option Agreement may not be amended except by an instrument in writing signed by all the parties.

            15. SPECIFIC PERFORMANCE. The parties hereto agree that Perlow's Interest in the P.C. is unique and that failure to honor the rights granted by this Option Agreement will result in irreparable damage, and that in addition to all other remedies of which Pioneer may avail itself at law or in equity, Pioneer shall have the right of specific performance.

            16. ENTIRE AGREEMENT. This Option Agreement embodies the entire agreement between the parties with respect to its subject matter. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth herein. This Option Agreement supersedes any and all prior agreements and understandings between the parties with respect to its subject matter.


      IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement as of the date first written above.

                                    PIONEER HEALTHCARE, INC.:



                                       By:
                                      Name:
                                      Its:






                                    Gerald M. Perlow, M.D.